As filed with the Securities and Exchange Commission on March 9, 2015
1933 Act Registration No. 002-11357
1940 Act Registration No. 811-00582
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			[ X ]
Pre-Effective Amendment No.	[ ]	[ ]
Post-Effective Amendment No.	181	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			[ X ]
Amendment No.	136	[ X ]

(Check appropriate box or boxes)
NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Name and Address of Agent for Service)
With copies to:
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
___________________________________
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective (check appropriate box):
immediately upon filing pursuant to paragraph (b)
on _________________, pursuant to paragraph (b)
X	60 days after filing pursuant to paragraph (a)(1)
on _________________ pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on _________________ pursuant to paragraph (a)(2)
on _________________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
Class A and Class C Shares of Neuberger Berman Genesis Fund.

NEUBERGER BERMAN EQUITY FUNDS
CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 181 ON FORM N-1A
This Post-Effective Amendment consists of the following papers and documents.
Cover Sheet
Contents of Post-Effective Amendment No. 181 on Form N-1A
Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information
Signature Pages
Exhibit Index
Exhibits
This registration statement does not affect the registration of any series or any class of a series of the Registrant not included herein.

Neuberger Berman Equity Funds

	Class A	Class C
Neuberger Berman Genesis Fund	[ ]	[ ]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus Dated March 9, 2015

Prospectus [ ], 2015

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
NEUBERGER BERMAN EQUITY FUNDS
Fund Summary
Neuberger Berman Genesis Fund	2
Descriptions of Certain Practices and Security Types	7
Additional Information about Principal Investment Risks	7
Information about Additional Risks	8
Description of Index	9
Management of the Fund	9

Your Investment
Choosing a Share Class	12
Maintaining Your Account	13
Share Prices	17
Privileges and Services	19
Sales Charges	19
Sales Charge Reductions and Waivers	20
Distributions and Taxes	21
Grandfathered Investors	23
Buying Shares – Grandfathered Investors	25
Selling Shares – Grandfathered Investors	26
Market Timing Policy	27
Portfolio Holdings Policy	27
Fund Structure	27

Fund Summary
Neuberger Berman Genesis Fund
Class A Shares ( ), Class C Shares (   )

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page [ ] in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.92	0.92
Distribution (12b-1) fees	0.25	1.00
Other expenses[2]	0.04	0.04
Total annual operating expenses	1.21	1.96

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$937	$1,202	$1,957
Class C (assuming redemption)	$299	$615	$1,057	$2,285
Class C (assuming no redemption)	$199	$615	$1,057	$2,285

[1]
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

[2]	“Other expenses” are based on estimated amounts for the current fiscal year. Actual expenses may vary.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
2 Genesis Fund

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company’s market value has grown beyond $2 billion.

The Fund seeks to reduce risk by diversifying among many companies and industries.

The Portfolio Managers generally look for what they believe to be undervalued companies whose current market shares and balance sheets are strong. In addition, the Portfolio Managers tend to focus on companies whose financial strength is largely based on existing business lines rather than on projected growth. Factors in identifying these firms may include: above-average returns; an established market niche; circumstances that would make it difficult for new competitors to enter the market; the ability to finance their own growth; and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with small-cap stocks.

At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets may at times be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. An individual security or particular type of security may be more volatile, and may perform differently, than the market as a whole.

Small- and Mid-Cap Stock Risk. At times, small- and mid-cap companies may be out of favor with investors. Compared to larger companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. To the extent the Fund holds stocks of mid-cap companies, the Fund will be subject to their risks.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.
3 Genesis Fund

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Recent Market Conditions. The financial crisis that started in 2008 continues to affect the U.S. and many foreign economies. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
4 Genesis Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Description of Index” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 877-628-2583 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
16.37	7.31	21.89	-32.88	26.32	21.42	4.70	9.93	36.99	-0.22
Best quarter: Q2 '09, 16.30% Worst quarter: Q4 '08, -26.55% Year-to-date performance as of 3/31/2015: [ ]

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	5 Years	10 Years
Genesis Fund
Class A Return Before Taxes	-5.96	12.48	8.80
Class A Return After Taxes on Distributions	-8.76	10.85	7.48
Class A Return After Taxes on Distributions and Sale of Fund Shares	-1.19	10.02	7.20
Class C Return Before Taxes	-1.06	13.82	9.44
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	4.89	15.55	7.77
After-tax returns are shown for Class A shares only and after-tax returns for Class C shares may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
The above performance is that of the Fund’s Investor Class. In the table next to the bar chart, the performance information of Investor Class has been adjusted to reflect the maximum sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Because Investor Class has lower expenses than Class A and Class C, its performance typically would have been better than that of Class A and Class C. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

5 Genesis Fund

PORTFOLIO MANAGERS

The Fund is managed by Judith M. Vale, Robert W. D’Alelio, Michael L. Bowyer, Brett S. Reiner and Gregory G. Spiegel (each a Managing Director of NBM and NB LLC). Ms. Vale and Mr. D’Alelio are Portfolio Managers and have co-managed the Fund since 1994 and 1997, respectively. Mr. Bowyer and Mr. Reiner are Associate Portfolio Managers and have co-managed the Fund since 2005. Mr. Spiegel is an Associate Portfolio Manager and has co-managed the Fund since February 2015.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 877-628-2583 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
6 Genesis Fund

Descriptions of Certain Practices and Security Types

Value Investing. At any given time, there are companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. This happens when investors under-appreciate the business potential of these companies, or are distracted by transient or non-fundamental issues. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in its Fund Summary section.

Market Volatility. Markets may at times be volatile and values of individual securities and other investments may decline significantly, and sometimes rapidly, in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Changes in the financial condition of a single issuer may impact a market as a whole. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Issuer-Specific Risk. An individual security or particular type of security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Sector Risk. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks and the Fund may not be able to liquidate a position at a particular time.

Value Stock Risk. Value stocks may remain undervalued during a given period, may not ever realize their full value or may be appropriately priced. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged. Entire industries or sectors may lose favor with investors, and the Fund, in seeking value stocks, may focus its investments more heavily in those industries or sectors.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the
7

possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.

Recent Market Conditions. The financial crisis that started in 2008 continues to affect the U.S. and many foreign economies. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. In particular, the impact of U.S. financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. An increase in interest rates may impact various markets. For example, because investors may buy securities or other investments with borrowed money, an increase in interest rates may cause a decline in the markets for those investments. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Information about Additional Risks

The Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, to the extent that the Fund engages in borrowing or uses derivatives or invests in foreign securities, it will be subject to the additional risks associated with these practices and securities.

Borrowing and using derivatives could create investment leverage, meaning that certain gains or losses could be amplified, increasing share price movements. If the Fund were to use certain derivatives to gain stock market exposure for excess cash holdings, it would increase its risk of loss.
8

Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries.

In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

When the Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect the Fund’s performance and the Fund may not achieve its goal.

Please see the Statement of Additional Information for more information.

Description of Index

The Russell 2000® Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Management of the Fund

Investment Manager

Neuberger Berman Management LLC (the “Manager”), located at 605 Third Avenue, 2nd Floor, New York, NY 10158, is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman LLC, located at 605 Third Avenue, 2nd Floor, New York, NY 10158, as sub-adviser to provide investment recommendations, research and related services. Together, the Neuberger Berman affiliates manage approximately $[ ] billion in total assets (as of 3/31/2015) and continue an asset management history that began in 1939.

A discussion regarding the basis for the approval of the Fund's investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's semi-annual report dated [February 2015].

Neuberger Berman Genesis Fund: For the 12 months ended 8/31/2014, the advisory fees paid to the Manager by the Fund were 0.66% of its average net assets. Each of Class A and Class C of the Fund pays the Manager fees at the annual rate of 0.26% and 0.26%, respectively, of the Fund's average daily net assets allocable to the class for administrative services provided to the class.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund that he or she manages.
9

Neuberger Berman Genesis Fund

Judith M. Vale and Robert W. D’Alelio are Managing Directors of Neuberger Berman Management LLC and Neuberger Berman LLC. Ms. Vale and Mr. D’Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Ms. Vale has co-managed the Fund’s assets since 1994. Mr. D’Alelio joined the firm in 1996 and has co-managed the Fund’s assets since 1997.

Michael L. Bowyer and Brett S. Reiner are Managing Directors of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Bowyer and Mr. Reiner have been members of the Small Cap Group since 2001 and 2003, respectively. Mr. Bowyer joined the firm in 1996 and Mr. Reiner joined the firm in 2000. They are the Associate Portfolio Managers of the Fund and have co-managed the Fund's assets since 2005.

Gregory G. Spiegel is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Spiegel has been a member of the Small Cap Group since 2012. Mr. Spiegel joined the firm in 2012. Prior to joining the firm, Mr. Spiegel was the Director of Research at another firm, covering global equities and overseeing that firm’s research analysts from 2010 to 2012. He is an Associate Portfolio Manager of the Fund and has co-managed the Fund’s assets since 2015.
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Financial Highlights

Neuberger Berman Genesis Fund—Investor Class

Genesis Fund Class A and Class C had not commenced operations during the periods shown. The below figures are from Neuberger Berman Genesis Fund Investor Class. Because Investor Class has lower expenses than Class A and Class C, its performance typically would have been better than that of Class A and Class C. All figures have been derived from the financial statements audited by [ ], the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010	2011	2012	2013	2014
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	24.39	26.44	34.28	34.65	40.18
Plus:	Income from investment operations
	Net investment income (loss)(2)	(0.03)	0.27	0.11	0.26	0.08
	Net gains (losses)—realized and unrealized	2.08	7.57	1.94	7.57	5.37
	Subtotal: income from investment operations	2.05	7.84	2.05	7.83	5.45
Minus:	Distributions to shareholders
	Income dividends	—	—	0.53	0.19	0.24
	Capital gain distributions	—	—	1.15	2.11	4.50
	Subtotal: distributions to shareholders	—	—	1.68	2.30	4.74
Equals:	Share price (NAV) at end of year	26.44	34.28	34.65	40.18	40.89
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses—actual		1.06(1)	1.05(1)	1.03(1)	1.02(1)	1.01
Gross expenses		1.06	1.05	1.03	1.02	1.01
Net investment income (loss)—actual		(0.11)	0.81	0.31	0.71	0.20
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		8.41	29.65	6.31	23.91	13.65
Net assets at end of year (in millions of dollars)		1,773.6	2,157.7	2,256.0	2,458.7	2,437.6
Portfolio turnover rate (%)		16	18	15	20	14

(1)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

(2)	Calculated based on the average number of shares outstanding during each fiscal period.

11

Your Investment

Shares of the Fund generally are available only through investment providers. For Grandfathered Investors (as defined below), Class A and Class C shares of the Fund may also be available directly from Neuberger Berman Management LLC. See “Maintaining Your Account”.

Choosing a Share Class

The Fund offers different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider in choosing a class of shares include:

■	how long you expect to own the shares

■	how much you intend to invest

■	total expenses associated with owning shares of each class

■
whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)

■	whether you plan to take any distributions in the near future

■	availability of (and eligibility for) share classes.

Each investor’s financial considerations are different. You should speak with your investment provider to help you decide which share class is best for you.

Summary of Primary Differences Among Share Classes

Class A Shares
Initial sales charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses
Purchase maximum	None
Conversion	None
Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None

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Maintaining Your Account

Purchase of Class A and Class C shares — To open an account and purchase Class A and Class C shares of the Fund, contact any investment provider authorized to sell the Fund’s shares. See “Investment Providers” if you are buying shares through an investment provider.

For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman Management LLC are under “Buying Shares.”

When you buy shares — Investment checks must be drawn on a U.S. bank.

When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Fund's transfer agent has received payment for the shares. In the case of certain institutional investors, Neuberger Berman Management LLC will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with the Fund, your order is deemed received in proper form on the date you pre-selected on your SIP application for the systematic investments to occur.

If you use an investment provider, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy shares.

Whenever you make an initial investment in the Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements.

Purchase minimums — The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. These minimums may be waived in certain cases. See the Statement of Additional Information for more information.

Purchase maximums — For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.

In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.

When you sell shares — To sell shares you bought through an investment provider, contact your investment provider. See “Investment Providers” if you are selling shares through an investment provider. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.”

When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when the Fund’s transfer agent has received your order to sell.

If you use an investment provider, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to sell shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.
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The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of the Fund’s shareholders as a whole.

If you notify your investment provider, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the Fund or another fund in the fund family provided the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is received in proper form. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge. This paragraph does not apply to rollover investments as described under “Rollovers from retirement plans to IRAs.”

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

When you exchange Class A and Class C shares — Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

When you exchange shares — There are three things to remember when making an exchange:

■	both accounts must have the same registration

■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved

■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your investment provider to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

Placing orders by telephone — If you use an investment provider, contact your investment provider for its policies regarding telephone orders.

If you bought your shares directly from Neuberger Berman Management LLC, you have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.
14

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares — For Class A and Class C shares, the proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven days. When you sell shares through your investment provider, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

Other policies — Under certain circumstances, the Fund reserves the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	suspend the telephone order privilege

■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

■
suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Important information regarding unclaimed/abandoned property — If your investment provider (or, if you bought your shares directly, Neuberger Berman Management LLC) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your investment provider (or Neuberger Berman Management LLC) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your investment provider (or Neuberger Berman Management LLC) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither Neuberger Berman Management LLC nor the Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use an investment provider, contact that provider regarding applicable state escheatment laws.
15

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares directly or through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

The shares available in this prospectus can be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management LLC. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, contact that provider to buy or sell shares of the Fund described in this prospectus.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

In exchange for the services it offers, your investment provider may charge fees that are in addition to those described in this prospectus.

Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders, as well as any commissions paid to financial intermediaries out of sales charges paid by investors. These arrangements are separately negotiated between Neuberger Berman Management LLC and/or its affiliates, and the recipients of these payments. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Fund to you. If you have purchased shares of the Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund's Statement of Additional Information.
16

Distribution and Shareholder Servicing Fees

The Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, Class A and Class C pay the Fund's distributor, Neuberger Berman Management LLC, at an annual rate of 0.25% and 1.00%, respectively, of their average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. Neuberger Berman Management LLC may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of the Fund's assets on an ongoing basis, over the long term they could result in higher overall costs than other types of sales charges.

Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Retirement Plans and Accounts

If you use an investment provider, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.

Rollovers from Retirement Plans to IRAs

Assets from a retirement plan may be invested in Class A or Class C shares through an individual retirement account (“IRA”) rollover. Assets from a retirement plan invested in Class A shares through an IRA rollover will be subject to applicable sales charges and the terms and conditions generally applicable to Class A share investments described in this prospectus and in the Statement of Additional Information.

Internet Access

If you use an investment provider, contact that provider about the services and information it provides on the Internet.

Share Prices

Because Class A shares of the Fund have an initial sales charge, the price you pay for each Class A share of the Fund is the Fund's offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of the Fund may be eliminated in certain circumstances. Because Class C shares of the Fund do not have an initial sales charge, the price you pay for each Class C share of the Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, the Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).

If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.
17

The Fund is open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use an investment provider, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of each class of the Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund's portfolio securities changes every business day, its share price usually changes as well.

Equity securities held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale or official closing price, on the basis of market quotations. Debt securities (other than short-term securities) held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations. Short-term securities held by the Fund may be valued on the basis of amortized cost.

If a valuation for a security is not available from an independent pricing service or if Neuberger Berman Management LLC believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation.

The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time the Exchange closes. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund's net asset value by such traders
18

Privileges and Services

If you purchase shares through an investment provider, consult your investment provider for information about privileges and services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.

Sales Charges

Class A Sales Charges — The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.

Class A purchases not subject to sales charges — The following investments are not subject to any initial or contingent deferred sales charge if Neuberger Berman Management LLC is properly notified of the nature of the investment:

■	investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” for more information)

■
investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer’s load-waived A share program with the fund family.

Neuberger Berman Management LLC may pay investment providers up to 1% on investments made in Class A shares with no initial sales charge. The Fund may reimburse Neuberger Berman Management LLC for all or a portion of these payments through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for additional information regarding the Fund’s plans of distribution.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment providers authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Fund's Board of Trustees. See the Statement of Additional Information for more information.
19

Class C Sales Charges — Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers - Contingent deferred sales charge waivers”. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. Neuberger Berman Management LLC pays 1% of the amount invested to investment providers who sell Class C shares. See “Distribution and Shareholder Servicing Fees” for information regarding the Fund’s plans of distribution.

Sales Charge Reductions and Waivers

To receive a reduction in your Class A initial sales charge, you or your investment provider must let Neuberger Berman Management LLC know at the time you purchase shares that you qualify for such a reduction. If you or your investment provider does not let Neuberger Berman Management LLC know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your investment provider to provide Neuberger Berman Management LLC with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your investment provider must let Neuberger Berman Management LLC know at the time you redeem shares that you qualify for such a waiver.

In addition to the information below, you may obtain more information about sales charge reductions and waivers from the Statement of Additional Information, from your investment provider or at http://www.nb.com.

Reducing your Class A initial sales charge — Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent if recognized under local law — and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.

Aggregating accounts to reduce Class A initial sales charge — To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

■
trust accounts established by the above individuals (please see the Statement of Additional Information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased)

■	solely controlled business accounts

■	single-participant retirement plans.

Concurrent purchases to reduce Class A initial sales charge — You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.

Rights of accumulation to reduce Class A initial sales charge — You may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment provider’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals. Please see the Statement of Additional Information for details. You should retain any records necessary to substantiate the historical amounts you have invested. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family.
20

Letter of Intent to reduce Class A initial sales charge — You may reduce your Class A sales charge by establishing a letter of intent. A letter of intent allows you to combine all purchases of all share classes of funds in the fund family you intend to make over a 13-month period (the “Period”) to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gain distributions do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. Employer sponsored retirement plans may be restricted from establishing a letter of intent. See “Sales Charges” for more information.

Right of reinvestment — Please see “Maintaining Your Account — When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

Contingent deferred sales charge waivers — The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased

■	tax-free returns of excess contributions to IRAs

■	redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities)

■	distributions from an IRA upon the shareholder’s attainment of age 59½

■
the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):

(i) redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 ½

(ii) if you have established a systematic withdrawal plan directly with the Fund, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash); and

(iii) if no commission or transaction fee is paid by the distributor to authorized dealers at the time of purchase.

Exchanges of shares — Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund shares being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge.

Distributions and Taxes

Distributions — The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (in December). The Fund may make additional distributions, if necessary, to avoid income or excise taxes.

Unless you designate otherwise, your income dividends and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.
21

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates that are lower than the maximum rates for ordinary income.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to maximum federal income tax rates that are lower than the maximum rates for ordinary income. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

If, for any taxable year, the Fund distributes an amount that exceeds the sum of its investment company taxable income plus net capital gain for that year—which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—that excess generally will be treated as a non-taxable return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or gains.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for maximum federal income tax rates that are lower than the maximum rates for ordinary income.

Additional tax — An individual shareholder’s distributions from the Fund and gains recognized from the redemption of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes dividends from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you after the end of each calendar year. It
22

details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your investment provider, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

If you use an investment provider, you must supply your signed taxpayer identification number form (generally Form W-9) to your investment provider, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination law applies to you.

Grandfathered Investors

“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor's “immediate family” (his or her spouse — or equivalent if recognized under local law — and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor's mother, father, sister, or brother may open a custodial account for the Grandfathered Investor's minor children. Grandfathered Investors do not include any investment providers who have accounts with a fund or shareholders who invest through such investment providers.
23

Statements and Confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

FUNDfone® — Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Internet Access

Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a Fund shareholder, you can use the web site to access account information 24 hours a day.

Retirement Plans and Accounts

We offer Grandfathered Investors a number of tax-advantaged plans and accounts for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE-IRA, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of plans or accounts may be beneficial for you. Call 800-877-9700 for information on any Neuberger Berman retirement plan or account.
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If you are a Grandfathered Investor buying or selling shares, instructions are provided in the following charts.

Buying Shares – Grandfathered Investors

Method	Things to know	Instructions
Sending us a check
Your first investment must be at least $1,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021

Wiring money	All wires must be for at least $1,000
Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed
If you are an individual retail investor, please call 800-877-9700 to place your order If you are an institution or an investment provider, please call 800-366-6264 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is received in proper form Not available on retirement accounts
If you are an individual retail investor, please call 800-877-9700 to notify us of your purchase

If you are an institution or an investment provider, please call 800-366-6264 to notify us of your purchase

Immediately follow up with a wire or electronic transfer

Setting up systematic investments	All investments must be at least $100	If you are an individual retail investor, please call 800-877-9700 for instructions If you are an institution or an investment provider, please call 800-366-6264 for instructions

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Selling Shares – Grandfathered Investors

Method	Things to know	Instructions
Sending us a letter
Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
 Canton, MA 02021

Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days
Write a request to sell shares as described above

If you are an individual retail investor, please call 800-877-9700 to obtain the appropriate fax number

If you are an institution or an investment provider, please call 800-366-6264 to obtain the appropriate fax number

Calling in your order
All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days

If you are an individual retail investor, please call 800-877-9700 to place your order

If you are an institution or an investment provider, please 800-366-6264 to place your order

Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

Exchanging into another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed
If you are an individual retail investor, please call 800-877-9700 to place your order If you are an institution or an investment provider, please call 800-366-6264 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	If you are an individual retail investor, please call 800-877-9700 for instructions If you are an institution or an investment provider, please call 800-366-6264 for instructions

26

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management LLC applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

The complete portfolio holdings for the Fund are available at www.nb.com/holdings. The complete portfolio holdings for the Fund are generally posted 15-30 days after the end of each calendar quarter.

The Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Fund Structure

The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A and Class C shares of the Fund.
27

NEUBERGER BERMAN EQUITY FUNDS

Class A and Class C Shares

If you would like further details on the Fund, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about the Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year
■	Fund performance data and financial statements
■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment Manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
877-628-2583
 Website: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section,100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

SEC File Number 811-00582
 K0376 03/15

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.
Subject to Completion
Preliminary Statement of Additional Information
Dated March 9, 2015
NEUBERGER BERMAN EQUITY FUNDS
STATEMENT OF ADDITIONAL INFORMATION
Investor Class Shares, Trust Class Shares, Advisor Class Shares, Institutional Class Shares, Class A Shares, Class C Shares, Class R3 Shares, and Class R6 Shares
Dated December 15, 2014 (as supplemented January 20, 2015, for Neuberger Berman Genesis Fund, as amended February 5, 2015 for all Funds, and as amended May [_], 2015, for Neuberger Berman Genesis Fund)
Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3	Class R6
Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund)				NBEIX	NBEAX	NBECX
Neuberger Berman Emerging Markets Equity Fund				NEMIX	NEMAX	NEMCX	NEMRX	NREMX
Neuberger Berman Equity Income Fund				NBHIX	NBHAX	NBHCX	NBHRX
Neuberger Berman Focus Fund	NBSSX	NBFCX	NBFAX	NFALX	NFAAX	NFACX
Neuberger Berman Genesis Fund	NBGNX	NBGEX	NBGAX	NBGIX	[_____]	[_____]	NGSRX	NRGSX
Neuberger Berman Global Equity Fund				NGQIX	NGQAX	NGQCX
Neuberger Berman Global Thematic Opportunities Fund				NGHIX	NGHAX	NGHCX
Neuberger Berman Greater China Equity Fund				NCEIX	NCEAX	NCECX
Neuberger Berman Guardian Fund	NGUAX	NBGTX	NBGUX	NGDLX	NGDAX	NGDCX	NGDRX

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3	Class R6
Neuberger Berman International Equity Fund	NIQVX	NIQTX		NBIIX	NIQAX	NIQCX	--	NRIQX
Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund)		NILTX		NILIX	NBNAX	NBNCX	NBNRX
Neuberger Berman Intrinsic Value Fund				NINLX	NINAX	NINCX		NRINX
Neuberger Berman Large Cap Disciplined Growth Fund	NBCIX			NLDLX	NLDAX	NLDCX	NLDRX
Neuberger Berman Large Cap Value Fund	NPRTX	NBPTX	NBPBX	NBPIX	NPNAX	NPNCX	NPNRX	NRLCX
Neuberger Berman Mid Cap Growth Fund	NMANX	NBMTX	NBMBX	NBMLX	NMGAX	NMGCX	NMGRX	NRMGX
Neuberger Berman Mid Cap Intrinsic Value Fund	NBRVX	NBREX		NBRTX	NBRAX	NBRCX	NBRRX
Neuberger Berman Multi-Cap Opportunities Fund				NMULX	NMUAX	NMUCX
Neuberger Berman Real Estate Fund		NBRFX		NBRIX	NREAX	NRECX	NRERX	NRREX
Neuberger Berman Small Cap Growth Fund	NBMIX	NBMOX	NBMVX	NBSMX	NSNAX	NSNCX	NSNRX
Neuberger Berman Socially Responsive Fund	NBSRX	NBSTX		NBSLX	NRAAX	NRACX	NRARX	NRSRX
Neuberger Berman Value Fund				NLRLX	NVAAX	NVACX

605 Third Avenue, 2nd Floor, New York, NY 10158-0180
 Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund and Neuberger Berman Value Fund (each a “Fund”) are mutual funds that offer shares pursuant to prospectuses dated December 15, 2014. Neuberger Berman Genesis Fund (also a “Fund”) is a mutual fund that offers shares pursuant to prospectuses dated December 15, 2014, as amended January 20, 2015 (for Investor Class, Trust Class, Advisor Class, Institutional Class, Class R3 and Class R6 shares) and May [_], 2015 (for Class A and Class C shares).
The prospectus and summary prospectus (together, the “Prospectus”) for your share class provide more information about your Fund that you should know before investing. You can get a free copy of the Prospectus, annual report and/or semi-annual report for your share class from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling the appropriate number listed above for your share class. You should read the Prospectus for your share class and consider the investment objective, risks, and fees and expenses of your Fund carefully before investing.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class.  This SAI is not an offer to sell any shares of any class of the Funds.  A written offer can be made only by a Prospectus.
Each Fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.
No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.
The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

TABLE OF CONTENTS
Page
INVESTMENT INFORMATION	1
Investment Policies and Limitations	2
Cash Management and Temporary Defensive Positions	9
Additional Investment Information	10

PERFORMANCE INFORMATION	67

TRUSTEES AND OFFICERS	68
Information about the Board of Trustees	68
Information about the Officers of the Trust	72

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	85
Investment Manager and Administrator	85
Management and Administration Fees	87
Contractual Expense Limitations	96
Voluntary Expense Limitations	102
Sub-Advisers	104
Portfolio Manager Information	105
Other Investment Companies or Accounts Managed	116
Codes of Ethics	117
Management and Control of NB Management, NB Asia and Neuberger Berman	117

DISTRIBUTION ARRANGEMENTS	117
Distributor	119
Additional Payments to Financial Intermediaries	127
Distribution Plan (Trust Class Only)	128
Distribution Plan (Advisor Class Only)	129
Distribution Plan (Class A Only)	130
Distribution Plan (Class C Only)	131
Distribution Plan (Class R3 Only)	133
Distribution Plan (Trust Class, Advisor Class, Class A, Class C and Class R3)	134

ADDITIONAL PURCHASE INFORMATION	134
Share Prices and Net Asset Value	134
Subscriptions in Kind	136
Financial Intermediaries	136
Automatic Investing and Dollar Cost Averaging	137
Sales Charges	137

ADDITIONAL EXCHANGE INFORMATION	139

ADDITIONAL REDEMPTION INFORMATION	140
Suspension of Redemptions	140
Redemptions in Kind	140

CONVERSION INFORMATION	141

DIVIDENDS AND OTHER DISTRIBUTIONS	141

ADDITIONAL TAX INFORMATION	142
Taxation of the Funds	142
Taxation of the Funds’ Shareholders	148

FUND TRANSACTIONS	150
Portfolio Turnover	161
Proxy Voting	161

PORTFOLIO HOLDINGS DISCLOSURE	162
Portfolio Holdings Disclosure Policy	162
Portfolio Holdings Disclosure Procedures	163
Portfolio Holdings Approved Recipients	163

REPORTS TO SHAREHOLDERS	165

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	165

CUSTODIAN AND TRANSFER AGENT	167

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	167

LEGAL COUNSEL	167

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	168

REGISTRATION STATEMENT	207

FINANCIAL STATEMENTS	207

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS	A-1

APPENDIX B – SALES CHARGE REDUCTIONS AND WAIVERS	B-1

INVESTMENT INFORMATION
Each Fund is a separate operating series of Neuberger Berman Equity Funds (“Trust”), a Delaware statutory trust since December 29, 1992.  The Trust is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.
Through December 15, 2000, the Advisor Class, Investor Class and Trust Class units of beneficial interest (“shares”) of each Fund (except those Funds identified in the next paragraph) and the Institutional Class shares of each Fund (except those Funds identified in the next paragraph and Neuberger Berman Genesis Fund) were organized as feeder funds in a master-feeder structure rather than as funds in a multiple-class structure. These feeder funds were series of Neuberger Berman Equity Assets, Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, and Neuberger Berman Equity Series.
The following Funds commenced operations as separate series of the Trust on the dates shown next to the Fund names:  Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund) (December 20, 2007); Neuberger Berman Emerging Markets Equity Fund (October 8, 2008); Neuberger Berman Equity Income Fund (November 2, 2006); Neuberger Berman Global Equity Fund (June 30, 2011); Neuberger Berman Global Thematic Opportunities Fund (June 30, 2011); Neuberger Berman Greater China Equity Fund (July 17, 2013); Neuberger Berman International Equity Fund (June 17, 2005); Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) (August 1, 2006); Neuberger Berman Intrinsic Value Fund (May 10, 2010); Neuberger Berman Multi-Cap Opportunities Fund (November 2, 2006); Neuberger Berman Real Estate Fund (May 1, 2002); and Neuberger Berman Value Fund (November 2, 2006).
The following information supplements the discussion of the Funds’ investment objectives, policies, and limitations in the Prospectuses. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:
(1) 67% of the shares of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or

(2) a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”
The policy of a Fund permitting it to operate as a non-diversified investment company under the 1940 Act may also change by operation of law.  Specifically, Rule 13a-1 under the 1940 Act provides in effect that, if a fund’s investment portfolio actually meets the standards of a diversified fund for three consecutive years, the fund’s status will change to that of a diversified fund.  By operation of law, Neuberger Berman Focus Fund and Neuberger Berman Multi-Cap

Opportunities Fund each currently operates as a diversified investment company.  The Board of Trustees has adopted a policy that Neuberger Berman Large Cap Disciplined Growth Fund will invest its portfolio so as to meet the standards of a diversified fund.  This policy cannot be changed without a vote of shareholders.
Each Fund, except Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Greater China Equity Fund, and Neuberger Berman Real Estate Fund, operates as a diversified investment company.
NB Management is responsible for the day-to-day management of each Fund, except Neuberger Berman Great China Equity Fund.  Throughout this SAI, the term “Manager” refers to NB Management with respect to each Fund, except Neuberger Berman Greater China Equity Fund.  NB Management has delegated to Neuberger Berman Asia Limited (“NB Asia”) day-to-day management of Neuberger Berman Greater China Equity Fund.  Throughout this SAI, the term “Manager” refers to NB Management or NB Asia with respect to Neuberger Berman Greater China Equity Fund.
Investment Policies and Limitations
Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.
The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:
1.  Borrowing (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund)).  No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33‑1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.
Borrowing (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund)).  No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33‑1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.
2.  Commodities (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund)).  No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.
Commodities (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund)).  No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.
3.  Diversification (All Funds except Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Focus Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, and Neuberger Berman Real Estate Fund).  No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
Diversification (Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Focus Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, and Neuberger Berman Real Estate Fund ). Each Fund is non-diversified under the 1940 Act.
Notwithstanding the foregoing investment limitation, by operation of law, Neuberger Berman Focus Fund and Neuberger Berman Multi-Cap Opportunities Fund each currently operates as a diversified investment company.

Notwithstanding the foregoing investment limitation, the Board of Trustees has adopted a policy that Neuberger Berman Large Cap Disciplined Growth Fund will invest its portfolio so as to meet the standards of a diversified fund.
4.  Industry Concentration (All Funds except Neuberger Berman Real Estate Fund).  No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.
Industry Concentration (Neuberger Berman Real Estate Fund).  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.
5.  Lending (All Funds except Neuberger Berman Greater China Equity Fund).  No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.
Lending (Neuberger Berman Greater China Equity Fund). The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of all or a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.
6.  Real Estate (All Funds except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Intrinsic Value Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Value Fund).  No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.
Real Estate (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund)).  No Fund may invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

Real Estate (Neuberger Berman Real Estate Fund).  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.
Real Estate (Neuberger Berman Equity Income Fund, Neuberger Berman Intrinsic Value Fund and Neuberger Berman Value Fund).  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers a principal business of which is mortgaging, investing, and/or dealing in real estate or interests therein, (ii) invest in instruments that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.
7. Senior Securities.  No Fund may issue senior securities, except as permitted under the 1940 Act.
8. Underwriting.  No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).
Each of Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Real Estate Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open‑end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Each of Neuberger Berman Equity Income Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open‑end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger

Berman Greater China Equity Fund and Neuberger Berman Intrinsic Value Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets in an open‑end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Each of Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open‑end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

For purposes of the investment limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.
For purposes of the investment limitation on concentration in a particular industry, industry classifications are determined for each Fund (except Neuberger Berman Real Estate Fund) in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard; industry classifications are determined for Neuberger Berman Real Estate Fund in accordance with the classifications of the FTSE NAREIT All Equity REITs Index.  The more narrowly industries are defined, the more likely it is that multiple industries will be affected in a similar fashion by a single economic or regulatory development.
The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:
1.  Borrowing (All Funds except Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Multi-Cap Opportunities Fund).  No Fund may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.
Borrowing (Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Multi-Cap Opportunities Fund).  No Fund may purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

2.  Lending.  Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.
3.  Margin Transactions.  No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.
4.  Foreign Securities (Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Real Estate Fund).  No Fund may invest more than 10% of the value of its total assets in securities denominated in foreign currency.
Foreign Securities (Neuberger Berman Guardian Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund and Neuberger Berman Value Fund).  No Fund may invest more than 20% of the value of its total assets in securities denominated in foreign currency.
Foreign Securities (Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund) and Neuberger Berman Equity Income Fund).  No Fund may invest more than 30% of the value of its total assets in securities denominated in foreign currency.
These policies do not limit investment in American Depository Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.
5.  Illiquid Securities.  No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.
6.  Pledging (Neuberger Berman Genesis Fund and Neuberger Berman Guardian Fund).  Neither of these Funds may pledge or hypothecate any of its assets, except that (i) Neuberger Berman Genesis Fund may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member. The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.
7.  Investments in Any One Issuer (Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Focus Fund, Neuberger Berman

Greater China Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Real Estate Fund).  At the close of each quarter of each Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, Government securities (as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”)), securities of other “regulated investment companies” (as defined in section 851(a) of the Code) (each, a “RIC”), and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more “qualified publicly traded partnerships” (as defined in the Code).
Notwithstanding the foregoing investment limitation, by operation of law, Neuberger Berman Focus Fund and Neuberger Berman Multi-Cap Opportunities Fund each currently operates as a diversified investment company.
8.  Social Policy (Neuberger Berman Socially Responsive Fund).  The Fund may not purchase securities of issuers that derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.
See page 57 for a description of the Fund’s social policy.
9.  Equity Securities (All Funds except Neuberger Berman Greater China Equity Fund).  Each Fund normally invests at least 80% of its assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. As used in this policy, “assets” means net assets plus the amount of any borrowing for investment purposes. (Only Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) may borrow for investment purposes.)
Equity Investments (Neuberger Berman Greater China Equity Fund). The Fund normally invests at least 80% of its assets in equity investments.  Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. As used in this policy, “assets” means net assets plus the amount of any borrowing for investment purposes.  The Fund’s equity investments include both equity securities and equity-linked investments.
Convertible securities are considered equity securities for purposes of each Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities or equity investments, as applicable.

10.  Investment by a Fund of Funds. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Senior Securities. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.  The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.
Cash Management and Temporary Defensive Positions
For temporary defensive purposes, or to manage cash pending investment or payout, each Fund (except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), and Neuberger Berman Socially Responsive Fund) may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.
For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) each may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) each may also invest in such instruments to increase liquidity or to provide collateral to be segregated.
For temporary defensive purposes, or to manage cash pending investment or payout, any part of Neuberger Berman Socially Responsive Fund’s assets may be retained temporarily in U.S. Government and Agency Securities, investment grade fixed income securities of non-

governmental issuers, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents. Generally, the foregoing temporary investments for Neuberger Berman Socially Responsive Fund are selected with a concern for the social impact of each investment.  For instance, Neuberger Berman Socially Responsive Fund may invest in certificates of deposits issued by community banks and credit unions.
In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee. Money market funds and unregistered funds do not necessarily invest in accordance with Neuberger Berman Socially Responsive Fund’s Social Policy.
Additional Investment Information
Unless otherwise indicated, the Funds may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations. However, the Funds may not buy all of the types of securities or use all of the investment techniques described below.  Each Fund’s principal investment strategies and the principal risks of each Fund’s principal investment strategies are discussed in the Prospectuses.
In reliance on an SEC exemptive order, each Fund may invest in both affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”), (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act and the rules and regulations thereunder.  When a Fund invests in underlying funds, it is indirectly exposed to the investment practices of the underlying funds and, therefore, is subject to all the risks associated with the practices of the underlying funds. This SAI is not an offer to sell shares of any underlying fund. Shares of an underlying fund are sold only through the currently effective prospectus for that underlying fund.  Unless otherwise noted herein, the investment practices and associated risks detailed below also include those to which a Fund indirectly may be exposed through its investment in an underlying fund. Unless otherwise noted herein, any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund through its investments in underlying funds.
Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. The Funds may invest in commercial paper only if it has received the highest rating from Standard & Poor’s (“S&P”) (A-1) or Moody’s Investors Service, Inc. (“Moody’s”) (P-1) or is deemed by the Manager to be of comparable quality. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) and Neuberger Berman Multi-Cap Opportunities Fund each may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated assets.
Commodities Related Investments.  Although a Fund may not purchase precious metals (such as gold, silver or platinum) or other physical commodities or contracts thereon, a Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of whose shares relates directly to the value of physical commodities held by such an entity.  As an investor in such an entity, a Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.  In addition, a Fund will not qualify as a RIC in any taxable year in which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  See “Additional Tax Information.”  A Fund’s investment in securities backed by, or in such entities that invest in, physical commodities other than “commodity-linked notes” or stock in a “controlled foreign corporation” generally would produce income that would be subject to this 10% limitation.  To remain within this limitation, a Fund may need to hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that a Fund would be able to satisfy this limitation.
Exposure to physical commodities may subject a Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities.  Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of a Fund’s shares to fall.  No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.  Certain commodities are subject to limited pricing flexibility because of supply and demand factors.  Other are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.  These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments.  Certain types of commodities instruments (such as commodity-linked swaps and commodity linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Policies and Limitations.  A Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments. However, a Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of the shares of which relates directly to the value of physical commodities held by such an entity.  A Fund does not intend to sell such investments when doing so would cause it to fail to qualify as a RIC under the Code.
Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.
The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives.
Convertible securities are considered equity securities for purposes of each Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities or equity investments, as applicable.  Convertible debt securities are otherwise subject to each Fund’s investment policies and limitations concerning fixed income securities.
Policies and Limitations.  Neuberger Berman Socially Responsive Fund may invest up to 20% of its net assets in convertible securities. Neuberger Berman Socially Responsive Fund does not intend to purchase any convertible securities that are not investment grade.
Cybersecurity Risk.  Since the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.  Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, net asset value (“NAV”) calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions.  Cybersecurity incidents could cause a Fund or the Funds’ investment adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude.  They may also cause a Fund to violate applicable privacy and other laws. The Funds have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cybersecurity systems of the issuers of securities in which the Funds invest or the Funds’ third party service providers (including the Funds’ transfer agent, custodian and, if applicable, unaffiliated sub-advisers).
Energy-Related Investments.  The securities of companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships (see “Master Limited Partnerships” above), natural gas and electric utilities, and alternative energy providers.  Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a Fund cannot control) and may lack the resources and the broad business lines to weather hard times.  These companies face the risk that their earnings, dividends and stock prices will be affected by changes in the prices and supplies of energy fuels.  Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including the supply and demand for energy fuels, international political events, energy conservation, the success of exploration projects, tax and other governmental regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”), and relationships among OPEC members and between OPEC and oil-importing countries.
In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Shifts in energy consumption or supply disruptions may significantly impact companies in this sector. Further, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this industry.
Fixed Income Securities.  While the emphasis of each Fund’s investment program is on common stocks and other equity securities or equity investments, as applicable, each Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may also invest in investment grade corporate bonds and debentures. The debt securities in which the Funds may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index or reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Value Fund each may invest in corporate debt securities rated below investment grade (commonly known as “junk bonds”).
“U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States. Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.
“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the U.S. Government.
“Investment grade” debt securities are those receiving one of the four highest ratings from Moody’s, S&P, or another nationally recognized statistical rating organization (“NRSRO”) or, if unrated by any NRSRO, deemed by the Manager to be comparable to such rated securities (“Comparable Unrated Securities”). Securities rated by Moody’s in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.
The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds refer primarily to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of a Fund’s fixed income investments is likely to decline in times of rising market interest rates. Conversely, the value of a Fund’s fixed income investments is likely to rise in times of declining market interest rates. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.
Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. The Manager will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Value Fund warrants exposure to the additional level of risk.
Policies and Limitations.  Each Fund (except Neuberger Berman Real Estate Fund) normally may invest up to 20% of its total assets in debt securities (excluding convertible debt securities). Neuberger Berman Real Estate Fund normally may invest up to 20% of its net assets in debt securities (excluding convertible debt securities). Neuberger Berman Large Cap Value Fund and Neuberger Berman Mid Cap Intrinsic Value Fund  each may invest up to 15% of its net assets in corporate debt securities rated below investment grade (commonly known as “junk bonds”) or Comparable Unrated Securities. Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) each may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.
Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Neuberger Berman Small Cap Growth Fund and Neuberger Berman

Socially Responsive Fund each will engage in an orderly disposition of the downgraded securities. Each other Fund (except Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Value Fund) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund’s holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman Large Cap Value Fund and Neuberger Berman Mid Cap Intrinsic Value Fund). The Manager will make a determination as to whether Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) should dispose of the downgraded securities.
There are no restrictions as to the ratings of debt securities Neuberger Berman All Cap Core Fund (Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund or Neuberger Berman Value Fund each may acquire or the portion of its assets each may invest in debt securities in a particular ratings category.
The Funds may invest in convertible debt securities that the Manager believes present a good value because they are convertible into equity securities and have an attractive yield.
Foreign Securities.  A Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund’s rights as an investor.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

A Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States).  Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on portfolio transactions.
Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  The inability of a Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.
Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
A Fund may invest in American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”), International Depository Receipts (“IDRs”) and European Depository Receipts (“EDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. GDRs are receipts issued by either a

U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.
Policies and Limitations.  To limit the risks inherent in investing in foreign currency denominated securities: (1) each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Real Estate Fund may not purchase foreign currency denominated securities if, as a result, more than 10% of its total assets (taken at market value) would be invested in such securities; (2) each of Neuberger Berman Guardian Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund, Neuberger Berman Socially Responsive Fund and Neuberger Berman Value Fund may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities; and (3) each of Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund) and Neuberger Berman Equity Income Fund may not purchase foreign currency denominated securities if, as a result, more than 30% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, none of these Funds is restricted in the amount it may invest in securities denominated in any one foreign currency.
Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) invest primarily in foreign securities.
Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.
Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and a Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.
Certain risk factors related to emerging market countries include:
Currency fluctuations.  A Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of a Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, a Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Forward Foreign Currency Transactions.”
Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.
Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While a Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, a Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to a Fund, or a Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.
While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments.
Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.
Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund.
Investor information.  A Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.
Taxation.  Taxation of dividends received, and net capital gains realized, by non-residents on securities issued in emerging market countries varies among those countries and, in some cases, the applicable tax rate is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures than developed countries, and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
Litigation.  A Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.
Fraudulent securities.  Securities purchased by a Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.
 Fund of Funds Structure.  Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder.  Pursuant to an exemptive order from the SEC, each Fund is permitted to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12 of the 1940 Act subject to the terms and conditions of such order.  Even in the absence of an exemptive order, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a Fund, to invest in the ETF in excess of the limits described above.
Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”). Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices.  As described below, Financial Instruments may be used for "hedging" purposes, meaning that they may be used in an effort to offset a decline in value in a Fund's other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors.  Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of a Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.
The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.
Futures Contracts and Options on Futures Contracts. A Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to offset against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to offset against changes in prevailing currency exchange rates) or non-hedging purposes.
A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.
The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. A Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities the Fund intends to purchase. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the Fund had sold the underlying instrument. A Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, a Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions a Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.  Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.
Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument.  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. A futures position is closed out by buying (to close out an earlier sale) or selling (to close out an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.
Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by a Fund.
For purposes of managing cash flow, a Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.
With respect to currency futures, a Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that exchange rates for a particular currency will rise, a Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. A Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.
“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions.  Initial margin is the margin deposit made by a Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which a Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of a Fund’s creditworthiness.  In computing its NAV, a Fund will mark to market the value of its open futures positions.  A Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, a Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.

A Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearing organization assumes the position of the counterparty in each transaction.   Thus, a Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as a Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as "fellow customer risk."  Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.
An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.
Although a Fund believes that the use of futures contracts and options may benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses.  In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.  In addition, a Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  A Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.
Call Options on Securities. A Fund may write (sell) covered call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. When writing call options, a Fund writes only “covered” call options on securities it owns. Portfolio securities on which a Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.
When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, a Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. A Fund may be obligated to deliver securities underlying an option at less than the market price.
The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do), but is capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.
If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that a Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.
When a Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.  A

Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.
Put Options on Securities. A Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.
When a Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a put option. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.
When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. A Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.
Low Exercise Price Options (Neuberger Berman Greater China Equity Fund). The Fund may use non-standard warrants, including low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. These securities are issued by banks and other financial institutions. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. By purchasing LEPOs, the Fund could incur losses because it would face many of the same types of risks as owning the underlying security directly. Additionally, LEPOs entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO may be unable or unwilling to make payments or to otherwise honor its obligations, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when the Fund wishes to sell it.

General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, a Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.
The premium a Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium a Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.
Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.
A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.
A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
Policies and Limitations. The assets used as cover (or segregated) for OTC options written by a Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
Put and Call Options on Securities Indices and Other Financial Indices. A Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, a Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.
Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.
A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.
The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.
For purposes of managing cash flow, a Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.
Options on Foreign Currencies. A Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. A Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). A Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.
Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.
Forward Foreign Currency Transactions. A Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days in excess of two days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. A Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.
A Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). A Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by a Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may enter into forward currency contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.  The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.
Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the value of the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward currency contract to sell that foreign currency or a proxy-hedge involving a forward currency contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated but which is available on more advantageous terms.
However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly and, if the Manager is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.  If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward currency contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward currency contracts may not be traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.
Forward currency contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.
Forward currency contracts in which Neuberger Berman Great China Equity Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they will be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.

A Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.

General Information About Swap Agreements (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman Value Fund).  Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount.
Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.  Swap agreements are subject to liquidity risk, meaning that a Fund may be unable to sell a swap agreement to a third party at a favorable price.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance. The risks of swap agreements depend upon a Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.
Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Fund may have contractual remedies pursuant to the agreements related to the transaction.
The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect a Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that a Fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on OTC swaps, and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps.
Swap Agreements (Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman Value Fund). Each Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently).
 Policies and Limitations. In accordance with SEC staff requirements, a Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under security-based swap agreements.
Swap Agreements (Neuberger Berman Greater China Equity Fund). The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently).
Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies), credit default swaps, commodity-linked swaps, and contracts for differences. The Fund may also write (sell) and purchase options on swaps (swaptions).

Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.  In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Among other techniques, the Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. The Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.

Total Return Swaps.  The Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market.  The Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

TRS agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.  TRS may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If the Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.

Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect the Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.

Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection.

Commodity-Linked Swaps.  Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of payments. The Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption.  When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

Contracts for Differences.  The Fund may purchase contracts for differences (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying instrument (e.g., a single security, stock basket or index). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments.  The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

A CFD can be set up to take either a short or long position on the underlying instrument and enables the Fund to potentially capture movements in the share prices of the underlying instrument without the need to own the underlying instrument. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly.

As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under security-based swap agreements.

Combined Transactions (Neuberger Berman Greater China Equity Fund).  The Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although the Fund will normally enter into combined transactions based on the Manager’s judgment that the combined transactions will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.

Regulatory Limitations on Using Futures, Options on Futures, and Swaps. Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been able to claim exclusion from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5.  In February 2012, the CFTC adopted substantial amendments to that regulation.  To qualify for an exclusion under the amended regulation, a Fund is permitted to engage in unlimited “bona fide hedging” (as defined by the CFTC), but if a Fund uses commodity interests other than for bona fide hedging purposes, the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of non-bona fide hedging commodity interest positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to complying with these de minimis trading limitations, to qualify for an exclusion under the amended regulation, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.  A Fund may be exposed to commodity interests indirectly in excess of the de minimis trading limitations described above. Such exposure may result from a Fund’s investment in other investment vehicles, such as real estate investment trusts, collateralized loan obligations, collateralized debt obligations and other securitization vehicles that may invest directly in commodity interests. These investment vehicles are referred to collectively as “underlying investment vehicles.” The CFTC treats a fund as a commodity pool whether it invests in commodity interests directly or indirectly through its investments in underlying investment vehicles. The CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying investment vehicles to defer registering as a CPO or claiming the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the application of the calculation of the de minimis trading limitations in the context of the CPO exemption in CFTC Regulation 4.5 (the "Deadline"). Such guidance is expected to clarify how to calculate compliance with the de minimis trading limitations given a fund's investments in underlying investment vehicles that may cause the fund to be deemed to be indirectly trading commodity interests. The Manager has filed the required notice to claim this no-action relief with respect to each Fund.  In addition, the Manager has claimed an exclusion (under CFTC Regulation 4.5) from the CPO definition with respect to each Fund.  As a result, at this time the Manager is not required to register as a CPO with respect to any Fund and need not generally comply with the regulatory requirements otherwise applicable to a registered CPO.  Prior to the Deadline, however, the Manager will determine with respect to each Fund whether it must operate as a registered CPO or whether it can rely on an exemption or exclusion from the CPO definition. If the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, then the Manager, in its management of that Fund, will comply with one of the two alternative de minimis trading limitations in that regulation. Complying with the de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund’s investment strategies. Although the Manager believes that it will be able to execute each Fund’s investment strategies within the de minimis trading limitations, a Fund’s performance could be adversely affected. If the Manager determines that it cannot rely on the exclusion in

CFTC Regulation 4.5 with respect to a Fund, then the Manager will serve as a registered CPO with respect to that Fund. CPO regulation would increase the regulatory requirements to which a Fund is subject and it is expected that it would increase costs for a Fund.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury Department issued a notice of final determination stating that foreign exchange forwards, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes.  Thus, foreign exchange forwards are not deemed to be commodity interests.  Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, the Fund may enter into foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5.  Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to Neuberger Berman Greater China Equity Fund, the Fund will limit its investment in NDFs as discussed above.

CFTC Regulation 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps.  To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above.  Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Regulation 4.5.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid assets.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is outstanding, unless they are replaced with other suitable assets. As a result, the segregation of a large percentage of a Fund’s assets could impede Fund management or a Fund’s ability to meet redemption requests or other current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, forward, or swap position; this inability may result in a loss to the Fund.
General Risks of Financial Instruments. The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that a Fund’s use of Financial Instruments will be successful.
In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.
A Fund’s use of Financial Instruments may be limited by the provisions of the Code with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.
Policies and Limitations. When hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency. The Manager intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.
Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by a Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid.  Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to the Fund.
Policies and Limitations.  No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Indexed Securities. A Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.
Investments by Funds of Funds or Other Large Shareholders. A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs and affect the liquidity of a Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate a Fund’s realization of taxable capital gains if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a Fund’s shares. A high volume of redemption requests can impact a Fund the same way as the transactions of a single shareholder with substantial investments.
Investing in the Greater China Region (Neuberger Berman Greater China Equity Fund).  Investing in the Greater China region, consisting of Hong Kong, the People’s Republic of China and Taiwan, among other locations, involves a high degree of risk and special considerations not typically associated with investing in more established economies or securities markets. Such risks may include: (a) social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of the Greater China region may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations; (s) economies characterized by over-extension of credit and rising unemployment; and (t) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage. The government of the People’s Republic of China exercises significant control over economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies. For over three decades, the government of the People’s Republic of China has been reforming economic and market practices and providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possibly return to the completely centrally planned economy that existed prior to 1978.

As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The real estate market, once rapidly growing in major cities, has slowed down and may collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with the fall in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is therefore susceptible to downturns abroad which may weaken demand for its exports and reduce foreign investments in the country. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the global financial crisis and European crisis, among other things. Over the long term, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country’s major challenges. In addition, China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

The willingness and ability of the government of the People’s Republic of China to support the Greater China region markets is uncertain. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

The Greater China region has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could cause a significant impact on the economy of, or investments in, the Greater China region.

Japanese Investments (Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund)).  Each Fund may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger Berman International Equity Fund and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) each may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Funds may therefore be significantly affected by events influencing Japan’s economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis and has struggled with low growth rates since. This economic recession was likely compounded by Japan’s massive government debt, the aging and shrinking of the population, an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major long-term problems of the Japanese economy. Japan has recently embarked on a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated early success in raising growth rates. However, the long term potential of this strategy remains uncertain.

Overseas trade is important to Japan’s economy and Japan’s economic growth is significantly driven by its exports. Domestic or foreign trade sanctions or other protectionist measures could harm Japan’s economy. In addition, Japan is particularly susceptible to slowing economic growth in China, Japan’s second largest export market. Japan’s economic prospects may also be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizeable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Following these events, Japan’s financial markets fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate.

Leverage.  A Fund may engage in transactions that have the effect of leverage.  Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in a Fund’s NAV. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of a Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales, among others, may create leverage.
Policies and Limitations.  Each Fund (except Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Multi-Cap Opportunities Fund) may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.
Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) may make investments while borrowings are outstanding.
Each of Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) may borrow for leveraging or investment; however, in general, each Fund does not intend to do so. Neuberger Berman Value Fund may not borrow for leveraging or investment.
Each of Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger

Berman Multi-Cap Opportunities Fund) may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.
Each of Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund may borrow to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.
Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.
Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Mortgage-Backed Securities (Neuberger Berman Equity Income Fund, Neuberger Berman Multi-Cap Opportunities Fund, and Neuberger Berman Real Estate Fund).  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S.

Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.
Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.
The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.
Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Since the GSEs were placed into conservatorship, they required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, including payments after the third quarter of 2014 (of $6.8 billion), the GSEs have repaid $225.5 billion. Neither GSE has required a draw from the U.S. Treasury since the second quarter of 2012. Nonetheless, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.
In addition, the future of the GSEs is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned.
Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Preferred Stock.  A Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Real Estate-Related Instruments.  A Fund will not invest directly in real estate, but a Fund may invest in securities issued by real estate companies.  Investments in the securities of companies in the real estate industry subject a Fund to the risks associated with the direct ownership of real estate.  These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.
Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.
REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.
REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.
Policies and Limitations.  Under normal conditions at least 80% of Neuberger Berman Real Estate Fund’s net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is “principally engaged” in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate.  It is anticipated, although not required, that under normal circumstances a majority of Neuberger Berman Real Estate Fund’s investments will consist of shares of equity REITs.
Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years and its after-effects, including the European sovereign debt and banking crises, have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. It is uncertain how long these conditions will continue. These events and the potential for continuing market turbulence may have an adverse effect on one or more of the Funds.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. The values of many types of securities, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities, have been reduced. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.
The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.
The election in Greece of a populist government, intent on changing the terms of the nation’s austerity and bail-out plan, has brought to the forefront tensions within the European economic structure that, if not handled skillfully, could result in economic disruption in the eurozone, which could occur abruptly.  If Greece receives significant concessions, populist parties in Spain, Portugal, Italy and France may seek similar concessions, which could affect the holders of those countries’ debt.  If Greece does not receive such concessions and opts to leave the eurozone, the economic consequences could be severe for Greece and harmful to its trading partners and banks and others around the world that hold Greek debt.  The outcome of the current situation cannot be predicted at this time.
Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there were rising delinquency rates. These defaults have caused an unexpected degree of losses for holders. Questions have been raised about whether the quality of the underlying mortgages was misrepresented, and suits have been filed against some lenders and “bundlers” of mortgages. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets. Some financial institutions and other enterprises may have large exposure to certain types of securities of uncertain quality, which could have a negative effect on the broader economy.
The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.  In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the 2013 federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
The situation in the financial markets resulted in calls for increased regulation, and the need of many financial institutions for government help gave lawmakers and regulators new leverage. In the U.S., the Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that has continued to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation, some in ways that are still unforeseeable. Full compliance with some of the implementing regulations is not yet required. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.
The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination from certain U.S. federal securities regulations, including those under the 1940 Act, of references to or requirements to rely on credit ratings issued by nationally recognized statistical rating organizations. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing also entails the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates. Margin requirements for cleared derivatives will be imposed by clearing organizations and for uncleared derivatives by regulators.  Acceptable collateral for these purposes will be limited to high-quality, highly liquid instruments, some of which may be credited at less than current market value when posted as margin.  In addition, even the long-term sovereign credit rating of the U.S. has been downgraded in recent years.  These factors could lead to an increasing scarcity of acceptable collateral to post as margin for derivatives, which has the potential to increase the cost of entering into certain derivative transactions.
The regulators that have been charged with the primary responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds. In 2012, the CFTC adopted a revision to one of its rules that either restricts the use of derivatives by a 1940 Act fund (see “Regulatory Limitations on Using Futures, Options on Futures, and Swaps”) or requires the fund’s adviser to register as a commodity pool operator. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published, what the content of such guidance may be, or the extent to which it might limit the use of derivatives by 1940 Act funds.
Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.
Repurchase Agreements.  In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), also from a foreign bank or from a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers. If Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund or Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.
Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.
Restricted Securities and Rule 144A Securities.  A Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration.  Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors.  To the extent restricted securities held by a

Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act.  However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, will determine whether investments in Rule 144A securities are liquid or illiquid.
Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act.  In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.
Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are deemed illiquid, purchases thereof will be subject to a Fund’s 15% limitation on investments in illiquid securities.
Reverse Repurchase Agreements.  In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest.  Reverse repurchase agreements may increase fluctuations in a Fund’s NAV and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.  The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.
Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of a Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund’s obligations under the agreement.
Risks of Investments in China A-shares through the Shanghai-Hong Kong Stock Connect Program (Neuberger Berman Greater China Equity Fund and Neuberger Berman Emerging Markets Equity Fund).  The Shanghai-Hong Kong Stock Connect program (“Connect Program”) is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis.  The Shanghai market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.  Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program.  Because the Connect Program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown.  In addition, there is no assurance that the necessary systems required to operate the Connect Program will function properly or will continue to be adapted to changes and developments in both markets.  In the event that the relevant systems do not function properly, trading through the Connect Program could be disrupted.
The Connect Program is subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons.  There is no guarantee that both exchanges will continue to support the Connect Program in the future.  Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker.   In the event that the depository of the Shanghai Stock Exchange (“ChinaClear”) defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process.  Because of the way in which China A-shares are held through the Connect Program, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security.  A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons.  Similarly, a Fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.  Because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
Trades on the Connect Program are subject to certain requirements prior to trading.  If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day.  In addition, these requirements may limit the number of brokers that a Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China-A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period.  If a Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations.  In addition, it is not currently clear whether all accounts managed by NB Management and/or its affiliates will be aggregated for purposes of this limitation.  If that is the case, it makes it more likely that a Fund’s profits may be subject to these limitations.

Risks of Reliance on Computer Programs or Codes.  Many processes used in Fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect a Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Funds have limited insight into the computer programs and processes of some service providers and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.

Securities Loans. A Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. A Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower.  The Funds do not have the right to vote on securities while they are on loan.  However, it is each Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds may loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Funds also may loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.  The Funds may also loan securities through other third parties not affiliated with Neuberger Berman that would act as agent to lend securities to principal borrowers.
Policies and Limitations.  Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested.  A Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.
Securities of ETFs and Other Exchange-Traded Investment Vehicles.  A Fund may invest in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, a Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold.   The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers.  ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to a Fund’s investment in securities of other investment companies generally apply also to a Fund’s investment in securities of ETFs.  See “Securities of Other Investment Companies.”
Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities).  Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.
Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Multi-Cap Opportunities Fund each may effect short sales of exchange-traded investment vehicles and may also purchase and sell options on shares of exchange-traded investment vehicles.  If a Fund effects a short sale of an exchange-traded investment vehicle, it may take long positions in individual securities held by the exchange-traded investment vehicle to limit the potential loss in the event of an increase in the market price of the exchange-traded investment vehicle sold short.
Securities of Other Investment Companies.  As indicated above, investments by a Fund in shares of other investment companies are subject to the limitations of the 1940 Act and the rules and regulations thereunder.  However, pursuant to an exemptive order from the SEC, a Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder subject to the terms and conditions of the order. A Fund may invest in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, that are consistent with its investment objectives and policies.  Such an investment may be the most practical or only manner in which a Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.  When investing in the securities of other investment companies, a Fund will be indirectly exposed to all the risks of such investment companies' portfolio securities.  In addition, as a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses.  Fees and expenses incurred indirectly by a Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in a Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. An investment in the securities of certain types of investment companies, such as closed-end management companies, may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuers' portfolio securities.
Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for a Fund to lose money by investing in money market funds.
Policies and Limitations.  A Fund may invest an unlimited amount of its uninvested cash in shares of money market funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Manager or an affiliate, under specified conditions.  See “Cash Management and Temporary Defensive Positions.”
Otherwise, a Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a Fund, to invest in the ETF in excess of the limits described above.  In addition, each Fund may exceed these limits when investing in shares of other investment companies, subject to the terms and conditions of an exemptive order from the SEC.
Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.
Short Sales (Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Multi-Cap Opportunities Fund). Each of these Funds may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that the Manager believes possess volatility characteristics similar to those being hedged. Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select

Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Large Cap Disciplined Growth Fund and Neuberger Berman Multi-Cap Opportunities Fund may also use short sales in an attempt to realize gain.
To effect a short sale, a Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest.  A Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest a Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.
Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Multi-Cap Opportunities Fund each may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.
The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in a Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.
When a Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, a Fund may need to maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions).
Policies and Limitations. A Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.
Structured Notes.  A Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators.

Structured notes are a type of equity-linked derivative which generally are traded over-the-counter (“OTC”). The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.
Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.
Technology Securities.  These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.
The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.
Terrorism Risks.  Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, occupation of Iraq and Afghanistan by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.
Warrants and Rights. Warrants and rights may be acquired by a Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
When-Issued and Delayed-Delivery Securities and Forward Commitments.  A Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued and delayed-delivery purchases and forward commitment transactions enable a Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued, delayed-delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that the counterparty may fail to complete the purchase or sale of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, a Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued, delayed-delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because a Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s NAV as long as the commitment to sell remains in effect.
When-issued, delayed-delivery and forward commitment transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.
Policies and Limitations.  A Fund will purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions.
When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on a Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that a Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.
Zero Coupon Securities. A Fund may invest in zero coupon securities.  These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.
Zero coupon securities are redeemed at face value when they mature.  OID must be included in a Fund’s gross income for federal tax purposes ratably prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its net investment income (including non-cash income attributable to OID) to its shareholders each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information – Taxation of the Funds.”
The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.
Neuberger Berman Socially Responsive Fund - Description of Social Policy
Social Investment Guidelines
Neuberger Berman Socially Responsive Fund believes that corporate responsibility is a hallmark of quality and has the potential to produce positive investment results. The Fund is designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship. The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet its value-oriented financial and environmental, social and governance (ESG) criteria (i.e., its social policy). The Fund focuses on companies that are responsive to environmental issues; are agents of favorable change in workplace policies (particularly for women and minorities); are committed to upholding universal human rights standards; and are good corporate citizens. In addition, the Fund avoids companies with products with negative public health implications.
The Fund looks for companies that show leadership in their environmental and workplace practices.  The Fund seeks to invest in companies that demonstrate ESG policies in the following areas:
▪	Environmental issues
▪	Employment practices and diversity policies
▪	Community relations
▪	Supply chain issues
▪	Product integrity (safety, quality)
▪	Disclosure and sustainability reporting

In addition to examining ESG practices, the Fund endeavors to avoid companies that derive revenue from gambling or the production of:
▪	tobacco,
▪	alcohol,
▪	weapons, or
▪	nuclear power.

The Fund may also consider public health issues, externalities associated with a company’s products, and general corporate citizenship in making its investment decisions.

Interpretation of Social Investment Guidelines
All applications of the Fund’s Social Investment Guidelines require interpretation in their application and are at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund’s Social Investment Guidelines.
Tobacco
Manufacturers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of tobacco products. This primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).
Processors and Suppliers. The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.
Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.
Tobacco-Related Products. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture of tobacco products, such as cigarette papers and filters.
The Fund may buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the Fund does not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.
Alcohol
Manufacturers and Producers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This primarily excludes distillers of hard liquors, brewers, and vintners.
Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This relates primarily to restaurant chains and convenience stores.
The Fund may buy or hold:
▪	agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers);
▪	companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages; or
▪	companies that produce products to be used in production of alcohol such as: enzymes, catalysts and fermentation agents.

Gambling
Owners and Operators. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gaming services. This primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.
Manufacturers of Gaming Equipment. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gaming equipment or the provision of goods and services to lottery operations.
The Fund may buy or hold companies that:
▪	provide specialized financial services to casinos; or
▪	sell goods or services that are clearly nongaming-related to casinos or other gaming operations.

Nuclear Power
Owners and Operators. The Fund does not buy or hold companies that are owners or operators of nuclear power plants. This primarily excludes major electric utility companies.
The Fund may buy or hold:
▪	engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or
▪	electric utility companies that are purchasers and distributors of electricity that may have been generated from nuclear power plants (but are not themselves owners/operators of such plants).

Military Contracting
Major Prime Contractors. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons related contracts. Although the Fund may invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, substantial in dollar value and designed exclusively for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the Fund will make a good faith effort to do so.
Non-Weapons-Related Sales to the Department of Defense. The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense (“DoD”).
In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. The Fund will use its best judgment in making such determinations.
The Fund may buy or hold companies that:

▪	have some minor military business;
▪	have some contracts with the DoD for goods and services that are clearly not weapons-related; or
▪
manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are specifically and exclusively weapons-related).

Firearms
Manufacturers. The Fund does not buy or hold companies that produce firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition.
Retailers. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.
Environment
Best of Class Approach
The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship and sustainability through either minimizing their environmental footprint or producing products and services that have a direct environmental benefit. Among other things, it will look for companies:
▪	that have integrated environmental management systems;
▪	have heightened awareness and are proactively addressing climate change related issues;
▪	have measurably reduced their emissions to the air, land or water and/or are substantially lower than their peers;
▪	continue to make progress in implementing environmental programs to increase efficiency, decrease energy and water consumption and reduce their overall impact on biodiversity;
▪	have innovative processes or products that offer an environmental benefit including but not limited to clean technology, renewables, alternative energy and organic agriculture;
▪	are committed to the public disclosure of environmental policies, goals, and progress toward those goals;
▪	have minimized penalties, liabilities and contingencies and are operationally sustainable; and
▪	participate in voluntary environmental multi-stakeholder initiatives led by government agencies such as the Environmental Protection Agency (EPA) and/or non-governmental organizations (NGOs).

Environmental Risk

The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:
▪	are major manufacturers of hydrochloroflurocarbons, bromines, or other ozone-depleting chemicals;
▪	are major manufacturers of pesticides or chemical fertilizers;
▪	operate in the gold mining industry; or
▪	design, market, own, or operate nuclear power plants (see Nuclear Power section).

The Fund seriously considers a company’s environmental liabilities, both accrued and unaccrued, as a measure of environmental risk. It views public disclosure of these liabilities as a positive step.
Regulatory Problems
The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:
▪	environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or
▪	highly publicized community environmental lawsuits or controversies.

Positive factors may include:
▪	preparing for potential regulatory changes,
▪	implementing a consistent set of standards across a company’s business globally; and
▪	having demonstrated consistent and sustained implementation of practices that address and remedy prior fines, censures or judgments.

If a company already held in the Fund becomes involved in an environmental controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Employment and Workplace Practices
The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive. Among other things, it will look for companies that:
▪
offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;

▪	have taken extraordinary steps to treat their unionized workforces fairly; and

▪
have exceptional workplace safety records, particularly Occupational Safety and Health Administration Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation insurance rates.

The Fund will seek to avoid investing in companies that have:
▪	demonstrated a blatant disregard for worker safety; or
▪	historically had poor relations with their unionized workforces, including involvement in unfair labor practices, union busting, and denying employees the right to organize.

Although the Fund is deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The Fund recognizes that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.
Diversity
The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Among other factors, it will look for companies that:
▪	have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity;
▪	promote women and people of color into senior line positions;
▪	appoint women and people of color to their boards of directors;
▪	offer diversity training and support groups; and
▪	purchase goods and services from women- and minority-owned firms.

The Fund attempts to avoid companies with recent major discrimination lawsuits related to gender, race, disability, or sexual orientation. In general, the Fund does not buy companies:
▪	that are currently involved in unsettled major class action discrimination lawsuits;
▪	that are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or
▪	that have exceptional historical patterns of discriminatory practices.

Although the Fund views companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.

While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company’s exclusion from the Fund.
Community Relations
The Fund believes that it is important for companies to have positive relations with the communities in which they are located inclusive of all races and socio-economic status. It will seek to invest in companies that:
▪	have open communications within the communities in which they operate;
▪	actively support charitable organizations, particularly multi-year commitments to local community groups; and
▪	offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations; and
▪	earn the ‘right to operate’ and minimize business interruption through active communications with the local community.

The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See “Environmental Risk” and “Regulatory Problems” above). The Fund will be particularly stringent with those companies of which the managers are aware that do not have positive relations with the communities in which they operate.
If a company already held in the Fund becomes involved in a discrimination controversy or community controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.
Human Rights
The Fund endeavors to invest in companies who recognize universal human rights standards such as the United Nations Universal Declaration of Human Rights and the ILO system of standards. We look for companies that:
▪	have taken steps to refine their disclosure methods so that they are complete, consistent and measurable;
▪	have developed or are in the process of developing a vision and human rights strategy or to formalize an already existing standard and process;
▪
have identified or are in the process of identifying opportunities that will enhance their overall business and/or where they can take a leadership and advocacy role and extend principles to their suppliers, networks and stakeholders within their sphere of influence; or

▪	strive to build partnerships with NGOs (non-governmental organizations), local communities, labor unions and other businesses in order to learn best practices.

Product Integrity (Safety, Quality)

The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the Fund will consider:
▪	the nature of a company’s products;
▪	whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities;
▪	if a company’s products are innovative and/or address unmet needs, with positive environmental and societal benefits; or
▪	whether a company is a leader in quality, ethics and integrity across the supply, production, distribution and post-consumption recycling phases.

Supply Chain Management
The Fund seeks companies with well-managed supply chain systems that meet or exceed reliability, efficiency, product quality and regulatory standards. Among other things, the Fund will consider:
▪	companies that have identified or are in the process of identifying the components of their supply chains; and
▪	companies that engage suppliers to commit to an ESG standard code of conduct.

Disclosure
The Fund seeks companies that demonstrate a commitment to:
▪	enhanced transparency and ESG/sustainability reporting, such as the Global Reporting Initiative (GRI); and
▪	participation in voluntary multi-stakeholder initiatives relevant to their business and supply chain.

General
Corporate Actions. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and lacking a credible path to remediation no longer satisfies the Social Investment Guidelines, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies’ shares whether or not they have taken strong positive initiatives in the other social issue areas that the Fund considers.
Ownership. The Fund does not buy or hold companies that are majority owned by companies that are excluded by its Social Investment Guidelines.
PERFORMANCE INFORMATION
Each Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor’s original cost.
TRUSTEES AND OFFICERS
The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. A Fund Trustee who is not an “interested person” of NB Management (including its affiliates) or the Trust is deemed to be an independent Fund Trustee (“Independent Fund Trustee”).
Information about the Board of Trustees
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	59
Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	59
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (“NBFI”), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			59
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management, Neuberger Berman and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, NB Management, since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NB Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; formerly, Vice President, NB Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Employee, NB Management, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Employee, NB Management, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NB Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Brian Kerrane (1969)	Vice President since 2008
Managing Director, Neuberger Berman, since 2014; Vice President, NB Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NB Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which  NB Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Neil S. Siegel (1967)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees
The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s investment advisory and sub-advisory contracts and other principal contracts.
The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.
Additional Information About Trustees
In choosing each Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, their demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.
Independent Fund Trustees
Faith Colish:  Ms. Colish has experience as an attorney practicing securities law with the SEC and in private practice, with a focus on broker-dealer and investment management matters and matters of regulatory compliance under the securities laws. She has also served as in-house counsel to an investment advisory firm that managed mutual funds and a fund industry trade organization.  She has served as a member of the board of a not-for-profit membership corporation involving oversight of a substantial investment program.  She has served as a Fund Trustee for multiple years.
Martha C. Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.
Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.
Howard A. Mileaf:  Mr. Mileaf is a CPA and an attorney with experience in senior management and as general counsel of an industrial corporation and an industrial holding company.  He has accounting and management experience at a major accounting firm.  He has served as a member of the boards of various profit and not-for-profit organizations.  He has served as a Fund Trustee for multiple years.
George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served on the board of another mutual fund complex.   He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.
Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.
Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.
Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He has served as a Fund Trustee for multiple years.
Fund Trustees who are “Interested Persons”
Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within

Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.
Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.
Information About Committees
The Board has established several standing committees to oversee particular aspects of the Funds’ management. The standing committees of the Board are described below.
Audit Committee. The Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds’ independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accounting firms; (e) to act as a liaison between the Funds’ independent registered public accounting firms and the full Board; (f) to monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management about the issuer, current market conditions, and other material factors (“Pricing Procedures”); (g) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; and (h) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available. Its members are Howard A. Mileaf, George W. Morriss (Chair), Candace L. Straight (Vice Chair), and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2014, the Committee met seven times.
Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans.  The Committee also generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions. Its members are Faith Colish, Martha C. Goss (Vice Chair), and Candace L. Straight (Chair). All members are Independent Fund Trustees. During the fiscal year ended August 31, 2014, the Committee met four times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; (c) the activities of the Trust’s Chief Compliance Officer (“CCO”); (d) the activities of management personnel responsible for identifying, prioritizing, and managing operational risk; and (e) the adequacy and fairness of the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which a Fund deals with the manager or any affiliate of the manager as principal or agent. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations.  The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Faith Colish (Chair), Michael M. Knetter (Vice Chair), and Tom D. Seip. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2014, the Committee met six times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management, NB Asia and Neuberger Berman.
Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are Faith Colish, Robert Conti (Vice Chair), Martha C. Goss, Michael M. Knetter, George W. Morriss, Tom D. Seip (Chair), Candace L. Straight, and Peter P. Trapp. All members, except for Mr. Conti, are Independent Fund Trustees. During the fiscal year ended August 31, 2014, the Committee did not meet.
Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers (except the CCO) as to whom the Board is charged with approving compensation. Its members are Martha C. Goss (Chair), Michael M. Knetter, Howard A. Mileaf (Vice Chair), and Tom D. Seip. All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman

Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2014, the Committee met two times.
Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Each Fund Trustee is a member of the Committee. Michael M. Knetter and Peter P. Trapp are the Chair and the Vice Chair, respectively, of the Committee. All members, except for Mr. Amato and Mr. Conti, are Independent Fund Trustees.  During the fiscal year ended August 31, 2014, the Committee met four times.
Risk Management Oversight
As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Board oversees risk management of the Funds’ administration and operations.  The Board views risk management as an important responsibility of management.
A Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund.  Under the overall supervision of the Board, the Funds, the Funds’ investment manager, the Funds’ sub-adviser, and the affiliates of the investment manager and the sub-adviser, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.
The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Funds’ independent auditor.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.
Compensation and Indemnification
The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.
Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.
Effective January 1, 2015, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NB Management or its affiliates receives an annual retainer of $140,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee each receives $20,000 per year and each Chair of the other Committees receives $15,000 per year.  No additional compensation is provided for service on a Board committee.  The Chair of the Board who is also an Independent Fund Trustee receives an additional $50,000 per year.
For the fiscal year ended August 31, 2014, and for the period from the fiscal year end through December 31, 2014, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NB Management or its affiliates received an annual retainer of $125,000, paid quarterly, and a fee of $12,500 for each of the regularly scheduled meetings he or she attended in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee determined whether a fee was warranted. To compensate for the additional time commitment, the Chair of each Committee received $12,500 per year.  No additional compensation was provided for service on a Board committee.  The Chair of the Board who is also an Independent Fund Trustee received an additional $45,000 per year.
 The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund

Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.
The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.
TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 8/31/2014
Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
Faith Colish Trustee	$73,861	$183,750
Martha C. Goss Trustee	$71,287	$177,500
Michael M. Knetter Trustee	$73,861	$183,750
Howard A. Mileaf Trustee	$68,834	$171,250
George W. Morriss Trustee	$73,861	$183,750
Tom D. Seip Chairman of the Board and Trustee	$86,931	$216,250
Candace L. Straight Trustee	$73,861	$183,750
Peter P. Trapp Trustee	$73,861	$183,750
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0

As of November 30, 2014, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record 4.09% of the outstanding shares of Class A of Neuberger Berman Greater China Equity Fund, 1.70% of the outstanding shares of Institutional Class of Neuberger Berman Global Equity Fund, 1.69% of the outstanding shares of Class A of Neuberger Berman Large Cap Value Fund, 1% of the outstanding shares of Institutional Class of Neuberger Berman Value Fund, and less than 1% of the outstanding shares of each Class of each other Fund. [In addition, as of April [_], 2015, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of Neuberger Berman Genesis Fund.]

Ownership of Equity Securities by the Fund Trustees
The following table sets forth the dollar range of securities owned by each Fund Trustee in each Fund as of [December 31, 2013], except as otherwise indicated.

	All Cap Core Fund *	Emerging Markets Equity Fund	Equity Income Fund	Focus Fund	Genesis Fund	Global Equity Fund	Global Thematic Opp Fund	Greater China Equity Fund	Guardian Fund	Int’l Equity Fund	Int’l Select Fund**	Intrinsic Value Fund	Large Cap Discip. Growth	Large Cap Value Fund	Mid Cap Growth Fund	Mid Cap Intrinsic Value Fund	Multi-Cap Oppt Fund	Real Estate Fund	Small Cap Growth Fund	Socially Resp. Fund	Value Fund
Independent Fund Trustees
Faith Colish	B	D	E	B	E	B	B	B	B	B	A	B	E	C	B	B	B	C	B	B	B
Martha C. Goss	A	C	C	A	D	A	A	A	C	A	A	A	A	A	A	A	A	A	A	A	A
Michael M. Knetter	A	A	A	A	E	A	A	A	C	D	A	A	A	C	C	C	D	A	A	C	E
Howard A. Mileaf	A	C	C	A	C	A	A	A	A	C	C	A	C	B	C	A	A	C	A	A	A
George W. Morriss	A	A	A	A	D	A	A	A	C	A	C	A	A	A	D	C	A	A	D	A	D
Tom D. Seip	A	A	A	A	E	A	A	E	E	A	A	A	A	A	A	A	A	A	A	A	A
Candace L. Straight	A	A	C	A	E	A	A	A	E	E	A	D	A	E	E	A	A	A	A	A	A
Peter P. Trapp	A	A	A	A	A	A	A	A	E	B	A	D	A	C	A	A	E	C	A	A	A
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A	C	A	D	E	D	A	D	A	A	C	A	D	E	D	A	A	D	C	A	A
Robert Conti	A	B	E	C	D	C	A	C	D	A	B	A	D	C	C	A	A	C	B	A	A
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000
*Effective September 2, 2014, Neuberger Berman Select Equities Fund changed its name to Neuberger Berman All Cap Core Fund.

**Effective June 2, 2014, Neuberger Berman International Large Cap Fund changed its name to Neuberger Berman International Select Fund.
The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustee as of [December 31, 2013].
Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
Faith Colish	E
Martha C. Goss	E
Michael M. Knetter	E
Howard A. Mileaf	E
George W. Morriss	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
* Valuation as of [December 31, 2013].
A = None  B = $1-$10,000  C = $10,001 - $50,000 D = $50,001-$100,000  E = over $100,000

Independent Fund Trustees’ Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
Investment Manager and Administrator
NB Management serves as the investment manager to the Funds pursuant to management agreements with the Trust, dated May 4, 2009 for each Fund (except Neuberger Berman Greater China Equity Fund) and dated July 16, 2013 for Neuberger Berman Greater China Equity Fund (each a “Management Agreement” and collectively, the “Management Agreements”).
The Management Agreements provide, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds’ assets. The Management Agreements permit NB Management to effect securities transactions on behalf of the Funds through associated persons of NB Management. The Management Agreements also specifically permit NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.
NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust.  See “Trustees and Officers.”  Each Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.
NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Funds pursuant to ten administration agreements with the Trust, one for Investor Class dated May 4, 2009, two for Trust Class dated May 4, 2009, one for Advisor Class dated May 4, 2009, two for Institutional Class dated May 4, 2009, one for Class A dated May 4, 2009, one for Class C dated May 4, 2009, one for Class R3 dated May 15, 2009, and one for Class R6 dated March 12, 2013  (each an “Administration Agreement” and collectively the “Administration Agreements”). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.
NB Management engages Neuberger Berman as sub-adviser to each Fund (except Neuberger Berman Greater China Equity Fund) to provide investment recommendations, research and related services, and engages NB Asia as sub-adviser to Neuberger Berman Greater China Equity Fund to choose the Fund’s investments and handle its day-to-day investment business.  See “Sub-Advisers” below.
Under each Administration Agreement, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.
Each Management Agreement continues until October 31, 2015. Each Management Agreement is renewable thereafter from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund. Each Administration Agreement continues until October 31, 2015. Each Administration Agreement is renewable thereafter from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the

Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund.
Each Management Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NB Management. Each Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NB Management. Each Agreement terminates automatically if it is assigned.
From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate NAV of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.
Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.
Management and Administration Fees
For investment management services, each Fund (except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Small Cap Growth Fund) pays NB Management a fee at the annual rate of 0.550% of the first $250 million of that Fund’s average daily net assets, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of average daily net assets in excess of $4 billion.
For investment management services, Neuberger Berman Emerging Markets Equity Fund pays NB Management a fee at the annual rate of 1.000% of the first $250 million of the Fund’s average daily net assets, 0.975% of the next $250 million, 0.950% of the next $250 million, 0.925% of the next $250 million, 0.900% of the next $500 million, 0.875% of the next $2.5 billion, and 0.850% of average daily net assets in excess of $4 billion.
For investment management services, each of Neuberger Berman Genesis Fund, Neuberger Berman Intrinsic Value Fund and Neuberger Berman Small Cap Growth Fund pays NB Management a fee at the annual rate of 0.85% of the first $250 million of that Fund’s average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion.

For investment management services, Neuberger Berman Global Equity Fund pays NB Management a fee at the annual rate of 0.750% of the first $250 million of the Fund’s average daily net assets, 0.725% of the next $250 million, 0.700% of the next $250 million, 0.675% of the next $250 million, 0.650% of the next $500 million, 0.625% of the next $2.5 billion, and 0.600% of average daily net assets in excess of $4 billion.
For investment management services, Neuberger Berman Global Thematic Opportunities Fund pays NB Management a fee at the annual rate of 0.850% of the first $250 million of the Fund’s average daily net assets, 0.825% of the next $250 million, 0.800% of the next $250 million, 0.775% of the next $250 million, 0.750% of the next $500 million, 0.725% of the next $2.5 billion, and 0.700% of average daily net assets in excess of $4 billion.
For investment management services, Neuberger Berman Greater China Equity Fund pays NB Management a fee at the annual rate of 1.10% of the first $1 billion of the Fund’s average daily net assets, and 0.950% of average daily net assets in excess of $1 billion.
For investment management services, Neuberger Berman International Equity Fund pays NB Management a fee at the annual rate of 0.850% of the first $250 million of that Fund’s average daily net assets, 0.825% of the next $250 million, 0.800% of the next $250 million, 0.775% of the next $250 million, 0.750% of the next $500 million, 0.725% of the next $1 billion, and 0.700% of average daily net assets in excess of $2.5 billion.
For investment management services, Neuberger Berman Multi-Cap Opportunities Fund pays NB Management a fee at the annual rate of 0.600% of the first $250 million of the Fund’s average daily net assets, 0.575% of the next $250 million, 0.550% of the next $250 million, 0.525% of the next $250 million, 0.500% of the next $500 million, 0.475% of the next $2.5 billion, and 0.450% of average daily net assets in excess of $4 billion.
For investment management services, Neuberger Berman Real Estate Fund pays NB Management a fee at the annual rate of 0.80% of the Fund’s average daily net assets.
Investor Class. For administrative services, the Investor Class of each Fund pays NB Management a fee at the annual rate of 0.26% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

During the fiscal years ended August 31, 2014, 2013 and 2012, the Investor Class of each Fund accrued management and administration fees as follows:
Investor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2014	2013	2012
Focus	$5,287,785	$4,663,808	$4,047,939
Genesis	$24,011,108	$22,265,710	$20,641,736
Guardian	$8,520,511	$7,535,125	$7,205,884
International Equity	$1,372,423	$881,956*	N/A^
Large Cap Disciplined Growth	$129,811	$133,179	$132,061
Large Cap Value	$8,941,435	$8,354,494	$8,089,624
Mid Cap Growth	$3,153,158	$2,822,744	$2,727,449
Mid Cap Intrinsic Value	$348,403	$357,244	$369,986
Small Cap Growth	$584,800	$591,660	$682,959
Socially Responsive	$5,915,915	$5,660,131	$5,235,756
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Investor Class follows the name of the Fund:  Neuberger Berman International Equity Fund (January 28, 2013).
^ No data available because this Class of the Fund had not yet commenced operations.
Trust Class and Advisor Class. For administrative services, the Trust Class and the Advisor Class of each Fund each pays NB Management a fee at the annual rate of 0.40% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services.  (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by Trust Class and Advisor Class of certain Funds; see “Distribution Arrangements,” below.)
During the fiscal years ended August 31, 2014, 2013 and 2012, the Trust Class of each Fund accrued management and administration fees as follows:
Trust Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2014	2013	2012
Focus	$865,698	$205,680	$155,039
Genesis	$34,453,738	$32,842,737	$34,839,943

Trust Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2014	2013	2012
Guardian	$1,227,589	$1,084,978	$995,242
International Equity	$1,336,877	$822,812*	N/A^
International Select (formerly International Large Cap)	$134,149	$146,094	$148,121
Large Cap Value	$1,325,421	$1,545,032	$2,708,843
Mid Cap Growth	$581,016	$448,560	$338,927
Mid Cap Intrinsic Value	$129,899	$128,821	$193,976
Real Estate	$3,689,830	$4,190,184	$2,806,718
Small Cap Growth	$77,993	$175,780	$213,406
Socially Responsive	$3,858,528	$3,873,285	$4,331,031
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Trust Class follows the name of the Fund:  Neuberger Berman International Equity Fund (January 28, 2013).
^ No data available because this Class of the Fund had not yet commenced operations.
During the fiscal years ended August 31, 2014, 2013 and 2012, the Advisor Class of each Fund accrued management and administration fees as follows:
Advisor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2014	2013	2012
Focus	$61,482	$53,749	$63,412
Genesis	$6,945,032	$6,410,119	$6,459,196
Guardian	$6,586	$5,504	$5,423
Large Cap Value	$1,911,959	$1,913,420	$2,257,432
Mid Cap Growth	$98,071	$98,296	$90,064
Small Cap Growth	$50,066	$57,619	$82,171

Institutional Class.  For administrative services, the Institutional Class of each Fund pays NB Management a fee at the annual rate of 0.15% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the

Administration Agreement and may compensate each such third party that provides such services.  In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.
During the fiscal years ended August 31, 2014, 2013 and 2012, the Institutional Class of each Fund accrued management and administration fees as follows:
Institutional Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2014	2013	2012
All Cap Core (formerly Select Equities)	$353,084	$255,120	$192,463
Emerging Markets Equity	$5,056,676	$3,271,176	$1,520,645
Equity Income	$8,248,628	$8,547,605	$6,323,438
Focus	$64,026	$136,462	$35,709
Genesis	$45,169,921	$48,627,665	$43,201,521
Global Equity	$331,814	$58,783	$24,888
Global Thematic Opportunities	$822,503	$559,664	$388,466
Greater China Equity	$736,536	$65,116*	N/A^
Guardian	$724,912	$472,549	$346,754
International Equity	$8,267,854	$5,987,076	$3,870,089
International Select (formerly International Large Cap)	$1,551,408	$1,327,225	$1,144,153
Intrinsic Value	$2,257,530	$1,580,936	$1,241,834
Large Cap Disciplined Growth	$1,960,241	$3,390,534	$3,828,892
Large Cap Value	$792,708	$719,042	$1,188,730
Mid Cap Growth	$2,312,339	$1,426,510	$997,629
Mid Cap Intrinsic Value	$98,567	$32,292	$27,472
Multi-Cap Opportunities	$13,719,214	$6,401,756	$1,444,233
Real Estate	$3,966,208	$3,019,221	$1,510,203
Small Cap Growth	$166,215	$292,463	$475,269
Socially Responsive	$3,972,493	$3,679,889	$2,860,747
Value	$66,217	$16,596	$17,542
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Institutional Class follows the name of the Fund: Neuberger Berman Greater China Equity Fund (July 17, 2013).
^ No data available because this Class of the Fund had not yet commenced operations.

Class A and Class C.  For administrative services, Class A and Class C of each Fund each pays NB Management a fee at the annual rate of 0.26% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services.  (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by Class A and Class C of each Fund; see “Distribution Arrangements,” below.)
During the fiscal years ended August 31, 2014, 2013 and 2012, Class A of each Fund accrued management and administration fees as follows:
Class A@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2014	2013	2012
All Cap Core (formerly Select Equities)	$260,618	$243,313	$239,634
Emerging Markets Equity	$195,858	$75,669	$53,441
Equity Income	$5,519,969	$7,830,860	$5,898,112
Focus	$23,174	$9,381	$4,252
Global Equity	$3,317	$1,470	$773
Global Thematic Opportunities	$5,017	$12,141	$5,387
Greater China Equity	$5,474	$186*	N/A^
Guardian	$418,700	$180,643	$105,662
International Equity	$263,281	$66,653*	N/A^
International Select (formerly International Large Cap)	$87,486	$77,435	$53,798
Intrinsic Value	$206,046	$104,307	$99,803
Large Cap Disciplined Growth	$261,546	$473,099	$457,454
Large Cap Value	$18,320	$12,346	$159,287
Mid Cap Growth	$761,564	$599,822	$396,619
Mid Cap Intrinsic Value	$32,200	$33,561	$25,806
Multi-Cap Opportunities	$908,238	$120,325	$14,279
Real Estate	$1,777,433	$1,363,956	$562,659

Class A@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2014	2013	2012
Small Cap Growth	$56,772	$18,627	$11,669
Socially Responsive	$978,577	$678,748	$599,454
Value	$45,465	$20,086	$7,491
@ As of August 31, 2014, Class A of Neuberger Berman Genesis Fund had not yet commenced operations.  Therefore, there is no data to report.
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Class A follows the name of the Fund: Neuberger Berman Greater China Equity Fund (July 17, 2013) and Neuberger Berman International Equity Fund (January 28, 2013).
^ No data available because this Class of the Fund had not yet commenced operations.
During the fiscal years ended August 31, 2014, 2013 and 2012, Class C of each Fund accrued management and administration fees as follows:
Class C@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2014	2013	2012
All Cap Core (formerly Select Equities)	$125,814	$97,280	$97,050
Emerging Markets Equity	$69,975	$35,506	$16,078
Equity Income	$3,306,241	$3,204,805	$2,292,432
Focus	$7,566	$3,415	$2,315
Global Equity	$1,391	$623	$448
Global Thematic Opportunities	$1,527	$1,600	$1,310
Greater China Equity	$1,493	$174*	N/A^
Guardian	$23,324	$13,101	$9,309
International Equity	$44,260	$8,157*	N/A^
International Select (formerly International Large Cap)	$36,097	$31,726	$19,562
Intrinsic Value	$132,463	$90,846	$73,601
Large Cap Disciplined Growth	$198,855	$230,232	$270,363
Large Cap Value	$17,053	$3,723	$700
Mid Cap Growth	$42,673	$25,159	$13,084
Mid Cap Intrinsic Value	$13,023	$7,125	$1,709
Multi-Cap Opportunities	$248,226	$16,067	$2,592

Class C@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2014	2013	2012
Real Estate	$426,083	$343,636	$133,511
Small Cap Growth	$18,896	$9,593	$5,518
Socially Responsive	$266,560	$155,884	$109,900
Value	$3,439	$1,267	$342

@ As of August 31, 2014, Class C of Neuberger Berman Genesis Fund had not yet commenced operations.  Therefore, there is no data to report.
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Class C follows the name of the Fund: Neuberger Berman Greater China Equity Fund (July 17, 2013) and Neuberger Berman International Equity Fund (January 28, 2013).
^ No data available because this Class of the Fund had not yet commenced operations.
Class R3.  For administrative services, Class R3 of each Fund pays NB Management a fee at the annual rate of 0.26% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by this Class of each Fund; see “Distribution Arrangements,” below.)
During the fiscal years ended August 31, 2014, 2013 and 2012, Class R3 of each Fund accrued management and administration fees as follows:
Class R3@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2014	2013	2012
Emerging Markets Equity	$5,303	$2,158	$1,038
Equity Income	$22,198	$17,731	$3,497
Guardian	$4,327	$1,933	$4,486
International Select (formerly International Large Cap)	$21,964	$9,603	$2,211
Large Cap Disciplined Growth	$1,234	$2,782	$2,689
Large Cap Value	$906	$963	$1,927

Class R3@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,
	2014	2013	2012
Mid Cap Growth	$59,418	$35,254	$14,843
Mid Cap Intrinsic Value	$3,186	$2,381	$1,467
Real Estate	$207,909	$109,479	$24,175
Small Cap Growth	$5,318	$3,341	$1,888
Socially Responsive	$211,735	$148,240	$104,612
@ As of August 31, 2014, Class R3 of Neuberger Berman Genesis Fund and Neuberger Berman International Equity Fund had not yet commenced operations. Therefore, there is no data to report.
Class R6.  For administrative services, Class R6 of each Fund pays NB Management a fee at the annual rate of 0.08% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses.
During the fiscal years ended August 31, 2014 and 2013, Class R6 of each Fund accrued management and administration fees as follows:
Class R6@	Management and Administration Fees Accrued for Fiscal Year Ended August 31,
	2014	2013
Emerging Markets Equity	$703,632	$106,800*
Genesis	$16,576,898	$1,417,526*
International Equity	$11,550*	N/A^
Mid Cap Growth	$61,710	$145*
Real Estate	$131,947	$13,382*
Socially Responsive	$1,450,149	$352,246*
@ As of August 31, 2014, Class R6 of Neuberger Berman Intrinsic Value Fund and Neuberger Berman Large Cap Value Fund had not yet commenced operations.  Therefore, there is no data to report.
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Class R6 follows the name of the Fund: Neuberger Berman Emerging Markets Equity Fund (March 15, 2013); Neuberger Berman Genesis Fund (March 15, 2013); Neuberger Berman International Equity Fund (September 3, 2013); Neuberger Berman Mid Cap Growth Fund (March 15, 2013); Neuberger Berman Real Estate Fund (March 15, 2013); and Neuberger Berman Socially Responsive Fund (March 15, 2013).
^ No data available because this Class of the Fund had not yet commenced operations.

Contractual Expense Limitations
NB Management has contractually undertaken, during the respective period noted below, to waive current payment of fees and/or reimburse annual operating expenses of each Class of each Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below.  Each Fund has agreed to repay NB Management out of assets attributable to each of its respective Classes for any fees waived by NB Management under the expense limitation or any Operating Expenses NB Management reimburses in excess of the expense limitation, provided that the repayment does not cause that Class’ Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed. Any such repayment must be made within three years after the year in which NB Management incurred the expense.
With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and Class-by-Class basis.
Fund	Class	Limitation Period	Expense Limitation
All Cap Core (formerly Select Equities)	A	08/31/2018	1.20%
	C	08/31/2018	1.95%
	Institutional	08/31/2018	0.75%

Emerging Markets Equity	A	08/31/2018	1.50%
	C	08/31/2018	2.25%
	Institutional	08/31/2018	1.25%
	R3	08/31/2018	1.91%
	R6	08/31/2018	1.18%

Equity Income	A	08/31/2018	1.16%
	C	08/31/2018	1.91%
	Institutional	08/31/2018	0.80%
	R3	08/31/2018	1.41%

Focus	Trust	08/31/2018	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2018	0.75%
	A	08/31/2018	1.11%
	C	08/31/2018	1.86%

Genesis	Trust	08/31/2018	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2022	0.85%
	A	08/31/2018	1.21%
	C	08/31/2018	1.96%
	R3	08/31/2018	1.51%
	R6	08/31/2018	0.78%

Global Equity	A	08/31/2018	1.51%

Fund	Class	Limitation Period	Expense Limitation
	C	08/31/2018	2.26%
	Institutional	08/31/2018	1.15%

Global Thematic Opportunities	A	08/31/2018	1.61%
	C	08/31/2018	2.36%
	Institutional	08/31/2018	1.25%

Greater China Equity	A	08/31/2018	1.86%
	C	08/31/2018	2.61%
	Institutional	08/31/2018	1.50%

Guardian	Trust	08/31/2018	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2018	0.75%
	A	08/31/2018	1.11%
	C	08/31/2018	1.86%
	R3	08/31/2018	1.36%

International Equity	Institutional	08/31/2022	0.85%
	Investor	08/31/2018	1.40%
	Trust	08/31/2022	2.00%
	A	08/31/2018	1.21%*
	C	08/31/2018	1.96%**
	R3	08/31/2018	1.76%
	R6	08/31/2018	0.78%

International Select (formerly International Large Cap)	Trust	08/31/2018	1.25%
	Institutional	08/31/2018	0.90%
	A	08/31/2018	1.30%
	C	08/31/2018	2.00%
	R3	08/31/2018	1.51%

Intrinsic Value	Institutional	08/31/2018	1.00%
	A	08/31/2018	1.36%
	C	08/31/2018	2.11%
	R6	08/31/2018	0.93%

Large Cap Disciplined Growth	Investor	08/31/2018	1.11%
	Institutional	08/31/2018	0.75%
	A	08/31/2018	1.11%
	C	08/31/2018	1.86%
	R3	08/31/2018	1.36%

Large Cap Value	Trust	08/31/2018	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2018	0.70%
	A	08/31/2018	1.11%
	C	08/31/2018	1.86%
	R3	08/31/2018	1.36%

Fund	Class	Limitation Period	Expense Limitation
	R6	08/31/2018	0.63%
Mid Cap Growth	Trust	08/31/2018	1.50%
	Advisor	08/31/2022	1.50%
	Institutional	08/31/2018	0.75%
	A	08/31/2018	1.11%
	C	08/31/2018	1.86%
	R3	08/31/2018	1.36%
	R6	08/31/2018	0.68%

Mid Cap Intrinsic Value	Investor	08/31/2022	1.50%
	Trust	08/31/2022	1.25%
	Institutional	08/31/2018	0.85%
	A	08/31/2018	1.21%
	C	08/31/2018	1.96%
	R3	08/31/2018	1.46%

Multi-Cap Opportunities	Institutional	08/31/2018	1.00%
	A	08/31/2018	1.36%
	C	08/31/2018	2.11%

Real Estate	Trust	08/31/2022	1.50%
	Institutional	08/31/2022	0.85%
	A	08/31/2018	1.21%
	C	08/31/2018	1.96%
	R3	08/31/2018	1.46%
	R6	08/31/2018	0.78%

Small Cap Growth	Investor	08/31/2022	1.30%
	Trust	08/31/2022	1.40%
	Advisor	08/31/2022	1.60%
	Institutional	08/31/2018	0.90%
	A	08/31/2018	1.26%
	C	08/31/2018	2.01%
	R3	08/31/2018	1.51%

Socially Responsive	Trust	08/31/2018	1.50%
	Institutional	08/31/2018	0.75%
	A	08/31/2018	1.11%
	C	08/31/2018	1.86%
	R3	08/31/2018	1.36%
	R6	08/31/2018	0.68%

Value	Institutional	08/31/2018	0.75%
	A	08/31/2018	1.11%
	C	08/31/2018	1.86%
* 1.51% prior to June 28, 2013.
** 2.26% prior to June 28, 2013.

NB Management reimbursed each Class of each Fund listed below the following amount of expenses pursuant to each Fund’s contractual expense limitation:
	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2014	2013	2012
All Cap Core – Class A†	$64,707	$84,083	$98,482
All Cap Core – Class C†	$30,603	$33,146	$39,600
All Cap Core – Institutional Class†	$142,102	$125,967	$109,640
Emerging Markets Equity – Class A	$50,749	$30,312	$30,719
Emerging Markets Equity – Class C	$17,601	$13,600	$8,678
Emerging Markets Equity – Class R3	$937	$689	$470
Emerging Markets Equity – Class R6	$122,359	$38,968*	N/A^
Emerging Markets Equity – Institutional Class	$883,793	$993,712	$680,473
Equity Income – Class A	$0	$0	$0
Equity Income – Class C	$0	$0	$0
Equity Income – Class R3	$0	$0	$0
Equity Income – Institutional Class	$0	$0	$0
Focus – Advisor	$0	$0	$0
Focus – Class A	$726	$977	$570
Focus – Class C	$435	$342	$322
Focus – Institutional Class	$521	$4,649	$2,815
Focus – Trust Class	$0	$0	$0
Genesis – Advisor Class	$0	$0	$0
Genesis – Class A	N/A^	N/A^	N/A^
Genesis – Class C	N/A^	N/A^	N/A^
Genesis – Class R3	N/A^	N/A^	N/A^
Genesis – Class R6	$0	$37,050*	N/A^
Genesis – Institutional Class	$0	$117,849	$526,949
Genesis – Trust Class	$0	$0	$0
Global Equity – Class A	$2,179	$6,060	$7,900
Global Equity – Class C	$967	$2,623	$4,712
Global Equity – Institutional Class	$210,511	$261,844	$268,266
Global Thematic Opportunities – Institutional Class	$111,225	$188,890	$229,703
Global Thematic Opportunities – Class A	$1,094	$4,219	$3,105
Global Thematic Opportunities – Class C	$379	$695	$885
Greater China Equity – Class A	$1,756	$2,385*	N/A^
Greater China Equity – Class C	$264	$2,350*	N/A^
Greater China Equity – Institutional Class	$193,960	$160,702*	N/A^
Guardian – Advisor Class	$0	$0	$0
Guardian – Class A	$0	$0	$1,454
Guardian – Class C	$0	$66	$279
Guardian – Class R3	$114	$134	$146
Guardian – Institutional Class	$0	$0	$0
Guardian – Trust Class	$0	$0	$0

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2014	2013	2012
International Equity – Institutional Class	$213,333	$784,945	$1,211,689
International Equity – Class A	$10,567	$2,253*	N/A^
International Equity – Class C	$1,864	$1,409*	N/A^
International Equity – Class R3	N/A^	N/A^	N/A^
International Equity – Class R6	$1490*	N/A^	N/A^
International Equity – Investor Class	$0	$0*	N/A^
International Equity – Trust Class	$0	$0*	N/A^
International Select – Class A††	$430	$6,163	$6,199
International Select – Class C††	$2,151	$3,613	$3,016
International Select – Class R3††	$1,076	$1,103	$438
International Select – Institutional Class††	$58,414	$126,756	$151,893
International Select – Trust Class††	$10,697	$17,980	$23,177
Intrinsic Value – Class A	$28,539	$20,599	$22,387
Intrinsic Value – Class C	$17,391	$16,477	$16,110
Intrinsic Value – Institutional	$302,070	$289,297	$271,075
Intrinsic Value – Class R6	N/A^	N/A^	N/A^
Large Cap Disciplined Growth – Institutional Class	$239,882	$219,810	$162,865
Large Cap Disciplined Growth – Investor Class	$0	$0	$0
Large Cap Disciplined Growth – Class A	$32,217	$29,500	$28,718
Large Cap Disciplined Growth – Class C	$23,600	$15,074	$14,075
Large Cap Disciplined Growth – Class R3	$375	$327	$260
Large Cap Value – Advisor Class	$0	$0	$0
Large Cap Value – Class A	$0	$45	$0
Large Cap Value – Class C	$0	$0	$168
Large Cap Value – Class R3	$82	$83	$67
Large Cap Value – Class R6	N/A^	N/A^	N/A^
Large Cap Value – Institutional Class	$0	$5,228	$0
Large Cap Value – Trust Class	$0	$0	$0
Mid Cap Growth – Advisor Class	$0	$0	$0
Mid Cap Growth – Class A	$19,819	$51,584	$32,163
Mid Cap Growth – Class C	$2,522	$2,985	$1,973
Mid Cap Growth – Institutional Class	$6,497	$74,654	$57,778
Mid Cap Growth – Trust Class	$0	$0	$0
Mid Cap Growth – Class R3	$1,821	$3,079	$1,733
Mid Cap Growth – Class R6	$250	$1,565*	N/A^
Mid Cap Intrinsic Value – Class A	$0	$5,190	$5,552
Mid Cap Intrinsic Value – Class C	$0	$494	$524
Mid Cap Intrinsic Value – Class R3	$60	$203	$383
Mid Cap Intrinsic Value – Institutional Class	$0	$3,203	$5,012
Mid Cap Intrinsic Value – Investor Class	$0	$0	$0
Mid Cap Intrinsic Value – Trust Class	$0	$13,066	$29,878
Multi-Cap Opportunities – Class A	$0	$0	$0

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2014	2013	2012
Multi-Cap Opportunities – Class C	$0	$0	$93
Multi-Cap Opportunities – Institutional Class	$0	$0	$0
Real Estate – Class A	$372,528	$336,286	$160,543
Real Estate – Class C	$95,712	$90,654	$40,775
Real Estate – Class R3	$40,953	$24,426	$6,246
Real Estate – Class R6	$29,668	$5,033*	N/A^
Real Estate – Institutional Class	$817,481	$707,517	$401,382
Real Estate – Trust Class	$0	$0	$0
Small Cap Growth – Advisor Class	$14,620	$14,942	$17,513
Small Cap Growth – Class A	$28,007	$9,439	$5,555
Small Cap Growth – Class C	$9,549	$4,742	$2,744
Small Cap Growth – Class R3	$3,116	$1,908	$1,022
Small Cap Growth – Institutional Class	$95,710	$147,976	$203,174
Small Cap Growth – Investor Class	$192,480	$177,688	$169,034
Small Cap Growth – Trust Class	$34,116	$60,615	$63,093
Socially Responsive – Class A	$0	$0	$0
Socially Responsive – Class C	$0	$0	$1,283
Socially Responsive – Class R3	$0	$0	$0
Socially Responsive – Class R6	$0	$0*	N/A^
Socially Responsive – Institutional Class	$0	$0	$0
Socially Responsive – Trust Class	$0	$0	$0
Value – Class A	$94,806	$141,386	$81,085
Value – Class C	$7,238	$8,538	$3,750
Value – Institutional Class	$156,332	$122,469	$217,250
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Class follows the name of the Fund:  Neuberger Berman Emerging Markets Equity Fund (Class R6 – March 15, 2013);  Neuberger Berman Genesis Fund (Class R6 – March 15, 2013);  Neuberger Berman Greater China Equity Fund (Class A, Class C and Institutional Class – July 17, 2013); Neuberger Berman International Equity Fund  (Class A, Class C, Investor Class and Trust Class – January 28, 2013 and Class R6 – September 3, 2013); Neuberger Berman Mid Cap  Growth Fund (Class R6 – March 15, 2013); Neuberger Berman Real Estate Fund (Class R6 – March 15, 2013); and Neuberger Berman Socially Responsive Fund (Class R6 – March 15, 2013).
† Effective September 2, 2014, Neuberger Berman Select Equities Fund changed its name to Neuberger Berman All Cap Core Fund.
††Effective June 2, 2014, Neuberger Berman International Large Cap Fund changed its name to Neuberger Berman International Select Fund.
^ No data available because this Class of the Fund had not yet commenced operations.
Each Class of each Fund listed below repaid NB Management the following amounts of expenses that NB Management had reimbursed to each Class.

	Expenses Repaid for Fiscal Years Ended August 31,
Fund	2014	2013	2012
Equity Income – Class A	$0	$0	$484,371
Equity Income – Class C	$0	$0	$44,624
Equity Income – Class R3	$843	$2,547	$268
Equity Income – Institutional	$0	$0	$123,385
Focus – Advisor Class	$0	$0	$0
Genesis – Class R6	$37,050	$0	$0
Genesis – Institutional Class	$119,861	$0	$0
Guardian – Class A	$3,620	$2,589	$0
Guardian – Class C	$641	$0	$0
Guardian – Advisor Class	$0	$1,209	$999
Guardian – Institutional Class	$0	$0	$7
Large Cap Disciplined Growth – Investor Class	$0	$10,881	$13,020
Large Cap Value – Class A	$45	$0	$3,361
Large Cap Value – Class C	$950	$2	$0
Large Cap Value – Institutional Class	$3,597	$0	$0
Mid Cap Growth – Advisor Class	$0	$0	$12,953
Mid Cap Intrinsic Value – Class A	$52	$0	$0
Mid Cap Intrinsic Value – Class C	$288	$0	$0
Mid Cap Intrinsic Value – Trust Class	$3,199	$0	$0
Mid Cap Intrinsic Value – Institutional	$4,018	$0	$0
Multi-Cap Opportunities – Class A	$0	$3,032	$999
Multi-Cap Opportunities – Class C	$0	$2,590	$0
Multi-Cap Opportunities – Institutional	$0	$345,269	$135,434
Socially Responsive – Class A	$0	$14,871	$2,639
Socially Responsive – Class C	$0	$5,773	$0
Socially Responsive – Class R3	$0	$0	$1,453
Socially Responsive – Institutional Class	$0	$0	$0
Voluntary Expense Limitations
In addition, NB Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of each Class of each Fund listed below. Each undertaking, which is terminable by NB Management upon notice to the Fund, is in addition to the contractual undertaking described above.

Fund	Voluntary Expense Limitation
International Select – Class A†	1.24%
Real Estate – Trust Class	1.04%
Small Cap Growth – Investor Class	1.21%
Small Cap Growth – Advisor Class	1.51%
Value – Class A	1.08%
Value – Institutional Class	0.70%
† Effective June 2, 2014, Neuberger Berman International Large Cap Fund changed its name to Neuberger Berman International Select Fund.
The table below shows the amounts reimbursed by NB Management pursuant to voluntary expense limitations:
	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2014	2013	2012
International Equity – Institutional Class	$0	$0	$46,359*
International Select – Class A†	$6,486	$5,737	$3,982
Real Estate – Trust Class	$1,125,843	$1,370,231	$1,031,242
Small Cap Growth – Investor Class	$47,424	$42,050	$56,124
Small Cap Growth – Trust Class	$0	$0	$2,181**
Small Cap Growth – Advisor Class	$3,606	$3,582	$1,810
Value – Institutional Class	$4,728	$1,183	$571
Value – Class A	$754†††	$121††	$309††

*Prior to December 16, 2011, NB Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Institutional Class of Neuberger Berman International Equity Fund so that its total annual operating expenses were limited to 0.80% of average net assets.
**Prior to February 1, 2012, NB Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Trust Class of Neuberger Berman Small Cap Growth Fund so that its total annual operating expenses were limited to 1.37% of average net assets.
† Effective June 2, 2014, Neuberger Berman International Large Cap Fund changed its name to Neuberger Berman International Select Fund.
††Prior to October 12, 2012, NB Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of Neuberger Berman Value Fund so that its total annual operating expenses were limited to 1.04% of average net assets.
†††For the period March 14, 2014 through June 12, 2014, NB Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of Neuberger Berman Value Fund so that its total annual operating expenses were limited to 1.09% of average net assets.
Effective March 1, 2015, NB Management has voluntarily agreed to waive its management fee in the amount of 0.16% of the average daily net assets of Neuberger Berman Mid Cap Intrinsic Value Fund. This undertaking is terminable by NB Management without notice to the Fund. Effective October 13, 2014, NB Management had voluntarily agreed to waive its management fee in the amount of 0.20% of the average daily net assets of the Fund. Effective February 1, 2014, NB Management had voluntarily agreed to waive its management fee in the amount of 0.30% of the average daily net assets of the Fund. Effective May 1, 2013, NB Management had voluntarily agreed to waive its management fee in the amount of 0.36% of the average daily net assets of the Fund.  Effective February 1, 2013, NB Management had voluntarily agreed to waive its management fee in the amount of 0.33% of the average daily net assets of the Fund. Effective December 1, 2012, NB Management had voluntarily agreed to waive its management fee in the amount of 0.28% of the average daily net assets of the Fund. Effective February 1, 2012, NB Management had voluntarily agreed to waive its management fee in the amount of 0.25% of the average daily net assets of the Fund.  Effective September 1, 2011, NB Management had voluntarily agreed to waive its management fee in the amount of 0.15% of the average daily net assets of the Fund. For the years ended August 31, 2012, 2013 and 2014, such waived fees amounted to $153,925, $210,832, and $248,731 respectively, for the Fund.
Effective February 1, 2014, NB Management has voluntarily agreed to waive its management fee in the amount of 0.21% of the average daily net assets of Neuberger Berman International Equity Fund.  This undertaking is terminable by NB Management without notice to the Fund.  Effective January 28, 2013, NB Management had voluntarily agreed to waive its management fee in the amount of 0.18% of the average daily net assets of the Fund. For the years ended August 31, 2013 and 2014, such waived fees amounted to $1,020,835 and $2,242,192, respectively, for the Fund.
Sub-Advisers
Neuberger Berman (All Funds except Neuberger Berman Greater China Equity Fund). NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated May 4, 2009 (“Sub-Advisory Agreement”).
The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.
The Sub-Advisory Agreement continues until October 31, 2015, and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to a Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days’ prior written notice.  The Sub-Advisory Agreement also terminates automatically with respect to a Fund if it is assigned or if the Management Agreement terminates with respect to that Fund.
NB Asia (Neuberger Berman Greater China Equity Fund).  NB Management retains NB Asia, located at Jardine House, 1 Connaught Place, Suites 2010-2020, 20th Floor, Central Hong Kong, as sub-adviser with respect to Neuberger Berman Greater China Equity Fund pursuant to a sub-advisory agreement dated July 16, 2013 (“Sub-Advisory Agreement”).
Pursuant to the Sub-Advisory Agreement, NB Management has delegated responsibility for the Fund’s day-to-day management to NB Asia. The Sub-Advisory Agreement provides in substance that NB Asia will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Sub-Advisory Agreement permits NB Asia to effect securities transactions on behalf of the Fund through associated persons of NB Asia. The Sub-Advisory Agreement also specifically permits NB Asia to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Asia has no current plans to pay a material amount of such compensation.
The Sub-Advisory Agreement continues until October 31, 2015, and is renewable from year to year thereafter, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of the Fund, by NB Management, or by NB Asia on not less than 30 nor more than 60 days’ prior written notice to the Fund. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.
Portfolio Manager Information
The table below lists the Portfolio Manager(s) of each Fund and the Fund(s) for which the Portfolio Manager has day-to-day management responsibility.
Portfolio Manager	Fund(s) Managed
John J. Barker	Neuberger Berman Large Cap Disciplined Growth Fund
Michael L. Bowyer	Neuberger Berman Genesis Fund
David H. Burshtan	Neuberger Berman Small Cap Growth Fund
Timothy Creedon	Neuberger Berman Focus Fund
Robert W. D’Alelio	Neuberger Berman Genesis Fund
Ingrid S. Dyott	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
James Gartland	Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund)

Portfolio Manager	Fund(s) Managed
Anthony Gleason	Neuberger Berman Equity Income Fund Neuberger Berman Global Thematic Opportunities Fund
Michael C. Greene	Neuberger Berman Mid Cap Intrinsic Value Fund
William Hunter	Neuberger Berman Global Thematic Opportunities Fund Neuberger Berman Equity Income Fund
Brian Jones	Neuberger Berman Real Estate Fund
Michael J. Kaminsky	Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund)
Sajjad S. Ladiwala	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
David Levine	Neuberger Berman Focus Fund
Richard Levine	Neuberger Berman Equity Income Fund Neuberger Berman Global Thematic Opportunities Fund
James F. McAree	Neuberger Berman Intrinsic Value Fund
Arthur Moretti	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
Richard S. Nackenson	Neuberger Berman Multi-Cap Opportunities Fund
Benjamin H. Nahum	Neuberger Berman Intrinsic Value Fund
Alexandra Pomeroy	Neuberger Berman Equity Income Fund Neuberger Berman Global Thematic Opportunities Fund
Brett S. Reiner	Neuberger Berman Genesis Fund
Conrad Saldanha	Neuberger Berman Emerging Markets Equity Fund
Eli M. Salzmann	Neuberger Berman Large Cap Value Fund Neuberger Berman Value Fund
Mindy Schwartzapfel	Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund)
Benjamin Segal	Neuberger Berman Global Equity Fund Neuberger Berman International Equity Fund Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund)
Saurin Shah	Neuberger Berman Global Equity Fund
Steve Shigekawa	Neuberger Berman Real Estate Fund
Amit Solomon	Neuberger Berman Intrinsic Value Fund
Gregory G. Spiegel	Neuberger Berman Genesis Fund
Mamundi Subhas	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund

Portfolio Manager	Fund(s) Managed
Lihui Tang	Neuberger Berman Greater China Equity Fund
Kenneth J. Turek	Neuberger Berman Mid Cap Growth Fund
Judith M. Vale	Neuberger Berman Genesis Fund
Richard M. Werman	Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund)
Yulin (Frank) Yao	Neuberger Berman Greater China Equity Fund

Accounts Managed
The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of September 30, 2014, except as otherwise indicated.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
John J. Barker
Registered Investment Companies*	1	194	-	-
Other Pooled Investment Vehicles	2	246	-	-
Other Accounts**	2,920	3,619	-	-

Michael L. Bowyer
Registered Investment Companies*	1	13,075	-	-
Other Pooled Investment Vehicles	1	406	-	-
Other Accounts**	140	2,777	-	-

David H. Burshtan			-
Registered Investment Companies*	2	97	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-

Timothy Creedon
Registered Investment Companies*	1	828	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	1	47	-	-

Robert W. D’Alelio
Registered Investment Companies*	1	13,075	-	-
Other Pooled Investment Vehicles	1	406	-	-
Other Accounts**	140	2,777	-	-

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Ingrid S. Dyott
Registered Investment Companies*	4	4,317	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	1,518	2,708	-	-

James Gartland
Registered Investment Companies*	1	96	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	11,034	8,777	-	-

Anthony Gleason
Registered Investment Companies*	2	2,512	-	-
Other Pooled Investment Vehicles	1	37	-	-
Other Accounts**	3,150	4,529	-	-

Michael C. Greene
Registered Investment Companies*	2	233	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	426	1,302	-	-

William Hunter
Registered Investment Companies*	2	2,512	-	-
Other Pooled Investment Vehicles	1	37	-	-
Other Accounts**	3,150	4,529	-	-

Brian Jones
Registered Investment Companies*	2	1,397	-	-
Other Pooled Investment Vehicles	1	280	-	-
Other Accounts**	105	667	-	-

Michael J. Kaminsky
Registered Investment Companies*	1	96	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	11,034	8,777	-	-

Sajjad S. Ladiwala
Registered Investment Companies*	4	4,317	-	-

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	1,518	2,708	-	-

David Levine
Registered Investment Companies*	3	1,780	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	23	512	-	-

Richard Levine
Registered Investment Companies*	2	2,512	-	-
Other Pooled Investment Vehicles	1	37	-	-
Other Accounts**	3,150	4,529	-	-

James F. McAree
Registered Investment Companies*	1	263	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	876	1,198	-	-

Arthur Moretti
Registered Investment Companies*	4	4,317	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	1,518	2,708	-	-

Richard S. Nackenson
Registered Investment Companies*	1	2,688	-	-
Other Pooled Investment Vehicles	1	2,102	-	-
Other Accounts**	761	1,703	-	-

Benjamin H. Nahum
Registered Investment Companies*	1	263	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	876	1,198	-	-

Alexandra Pomeroy
Registered Investment Companies*	2	2,512	-	-
Other Pooled Investment Vehicles	1	37	-	-
Other Accounts**	3,150	4,529	-	-

Brett S. Reiner
Registered Investment Companies*	1	13,075	-	-

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Other Pooled Investment Vehicles	1	406	-	-
Other Accounts**	140	2,777	-	-

Conrad Saldanha
Registered Investment Companies*	1	593	-	-
Other Pooled Investment Vehicles	3	1,146	-	-
Other Accounts**	15	3,424	-	-

Eli M. Salzmann
Registered Investment Companies*	3	1,780	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	23	512	-	-

Mindy Schwartzapfel
Registered Investment Companies*	1	96	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	11,034	8,777	-	-

Benjamin Segal
Registered Investment Companies*	4	1,441	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	2,892	5,998	-	-

Saurin Shah
Registered Investment Companies*	1	38	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	1	197	-	-

Steve Shigekawa
Registered Investment Companies*	2	1,397	-	-
Other Pooled Investment Vehicles	1	280	-	-
Other Accounts**	105	667	-	-

Amit Solomon
Registered Investment Companies*	1	263	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	876	1,198	-	-

Gregory G. Spiegel
Registered Investment Companies*	1	13,116***	-	-

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-

Mamundi Subhas
Registered Investment Companies*	4	4,317	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	1,518	2,708	-	-

Lihui Tang
Registered Investment Companies*	1	73	-	-
Other Pooled Investment Vehicles	6	1,260	1	252
Other Accounts**	2	1,203	-	-

Kenneth J. Turek
Registered Investment Companies*	4	1,199	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	3	1,209	-	-

Judith M. Vale
Registered Investment Companies*	1	13,075	-	-
Other Pooled Investment Vehicles	1	406	-	-
Other Accounts**	140	2,777	-	-

Richard M. Werman
Registered Investment Companies*	1	96	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	11,034	8,777	-	-

Yulin (Frank) Yao
Registered Investment Companies*	1	73	-	-
Other Pooled Investment Vehicles	6	1,260	1	252
Other Accounts**	2	1,203	-	-
*Registered Investment Companies include all funds managed by the Portfolio Manager, including the Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP Accounts).
***Information is as of December 31, 2014.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Funds or accounts for which the Portfolio Manager is responsible.
NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation of Portfolio Managers
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”) and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (generally senior management and investment professionals, including most of the senior Portfolio Managers on the mutual fund teams) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. Most equity issuances are subject to vesting.

Contingent Compensation.  Certain employees (generally those with a total compensation of greater than $500,000, determined annually) may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”).  Under the CCP, up to 25% of a participant’s compensation is contingent and subject to vesting. For Portfolio Managers, contingent amounts under the CCP are held in a notional account in the team’s strategy and a portion may also be held in the Neuberger Berman Portfolio, which is a portfolio of the investment strategies we manage across the firm. Currently, certain CCP participants may also elect to have a portion of their contingent compensation delivered in the form of equity. Subject to continued employment at the firm and other conditions, a participant’s contingent compensation vests in equal amounts over three years.

Restrictive Covenants.  All employees who have received equity and most other investment professionals and senior managers are subject to notice periods and restrictive covenants which include non-solicit restrictions. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages, as of August 31, 2014, except as otherwise indicated. Beneficial ownership includes a Portfolio Manager's direct investments, investments by immediate family members, and notional amounts invested through contingent compensation plans.
Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
John J. Barker	Neuberger Berman Large Cap Disciplined Growth Fund	G
Michael L. Bowyer	Neuberger Berman Genesis Fund	E
David H. Burshtan	Neuberger Berman Small Cap Growth Fund	E

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
Timothy Creedon	Neuberger Berman Focus Fund	E
Robert W. D’Alelio	Neuberger Berman Genesis Fund	G
Ingrid S. Dyott	Neuberger Berman Guardian Fund	F
	Neuberger Berman Socially Responsive Fund	G
James Gartland	Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund)	E
Anthony Gleason	Neuberger Berman Equity Income Fund	G
	Neuberger Berman Global Thematic Opportunities Fund	F
Michael C. Greene	Neuberger Berman Mid Cap Intrinsic Value Fund	G
William Hunter	Neuberger Berman Global Thematic Opportunities Fund	D
	Neuberger Berman Equity Income Fund	D
Brian Jones	Neuberger Berman Real Estate Fund	E
Michael J. Kaminsky	Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund)	G
Sajjad S. Ladiwala	Neuberger Berman Guardian Fund	E
	Neuberger Berman Socially Responsive Fund	F
David Levine	Neuberger Berman Focus Fund	D
Richard Levine	Neuberger Berman Equity Income Fund	G
	Neuberger Berman Global Thematic Opportunities Fund	G
James F. McAree	Neuberger Berman Intrinsic Value Fund	D
Arthur Moretti	Neuberger Berman Guardian Fund	G

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
	Neuberger Berman Socially Responsive Fund	G
Richard S. Nackenson	Neuberger Berman Multi-Cap Opportunities Fund	G
Benjamin H. Nahum	Neuberger Berman Intrinsic Value Fund	G
Alexandra Pomeroy	Neuberger Berman Equity Income Fund	G
	Neuberger Berman Global Thematic Opportunities Fund	E
Brett S. Reiner	Neuberger Berman Genesis Fund	G
Conrad Saldanha	Neuberger Berman Emerging Markets Equity Fund	E
Eli M. Salzmann	Neuberger Berman Large Cap Value Fund	F
	Neuberger Berman Value Fund	A
Mindy Schwartzapfel	Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund)	E
Benjamin Segal	Neuberger Berman Global Equity Fund	E
	Neuberger Berman International Equity Fund	F
	Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund)	E
Saurin Shah	Neuberger Berman Global Equity Fund	D
Steve Shigekawa	Neuberger Berman Real Estate Fund	E
Amit Solomon	Neuberger Berman Intrinsic Value Fund	G
Gregory G. Spiegel	Neuberger Berman Genesis Fund	E*
Mamundi Subhas	Neuberger Berman Guardian Fund	F
	Neuberger Berman Socially Responsive Fund	G
Lihui Tang	Neuberger Berman Great China Equity Fund	E

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
Kenneth J. Turek	Neuberger Berman Mid Cap Growth Fund	G
Judith M. Vale	Neuberger Berman Genesis Fund	G
Richard M. Werman	Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund)	E
Yulin (Frank) Yao	Neuberger Berman Greater China Equity Fund	E
A = None
B = $1-$10,000
C = $10,001-$50,000
D =$50,001-$100,000
E = $100,001-$500,000
F = $500,001-$1,000,000
G = Over $1,000,001
*Information is as of December 31, 2014.
Other Investment Companies or Accounts Managed
The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.  In addition, NB Management or its affiliates may manage one or more Other NB Funds or other accounts with similar investment objectives and strategies as the Funds that may have risks that are greater or less than the Funds.
There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by NB Management, NB Asia or Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the Funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of a Fund having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

The Funds are subject to certain limitations imposed on all advisory clients of NB Management, NB Asia or Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of NB Management, NB Asia or Neuberger Berman and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management, NB Asia or Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.
Codes of Ethics
The Funds, NB Management, NB Asia, and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds’ Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.
Management and Control of NB Management, NB Asia and Neuberger Berman
NB Management, NB Asia and Neuberger Berman are indirect subsidiaries of NBG.  The directors, officers and/or employees of NB Management and/or Neuberger Berman who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman, are: Joseph Amato and Robert Conti.  Mr. Amato is a Trustee of the Trust and Mr. Conti is both a Trustee and an officer of the Trust.  The directors, officers and/or employees of NB Management and/or NB Asia who are deemed “control persons,” all of whom have offices at the same address as NB Management or NB Asia, are: Heather Zuckerman, Jason Henchman, Yulin Yao, and Nicholas Hoar.

NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG's management team, and certain of NBG's key employees and senior professionals.

DISTRIBUTION ARRANGEMENTS
Each Fund offers the classes of shares shown below:

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3	Class R6
All Cap Core†				X	X	X
Emerging Markets Equity				X	X	X	X	X
Equity Income				X	X	X	X
Focus	X	X	X	X	X	X
Genesis	X	X	X	X	X	X	X	X
Global Equity				X	X	X
Global Thematic Opportunities				X	X	X
Greater China Equity				X	X	X
Guardian	X	X	X	X	X	X	X
International Equity	X	X		X	X	X	X	X
International Select††		X		X	X	X	X
Intrinsic Value				X	X	X		X
Large Cap Disciplined Growth	X			X	X	X	X
Large Cap Value	X	X	X	X	X	X	X	X
Mid Cap Growth	X	X	X	X	X	X	X	X
Mid Cap Intrinsic Value	X	X		X	X	X	X
Multi-Cap Opportunities				X	X	X
Real Estate		X		X	X	X	X	X
Small Cap Growth	X	X	X	X	X	X	X
Socially Responsive	X	X		X	X	X	X	X
Value				X	X	X
† Effective September 2, 2014, Neuberger Berman Select Equities Fund changed its name to Neuberger Berman All Cap Core Fund.
†† Effective June 2, 2014, Neuberger Berman International Large Cap Fund changed its name to Neuberger Berman International Select Fund.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. Investor Class, Advisor Class, Trust Class, Institutional Class, and Class R6 shares are offered on a no-load basis. As described in the Funds’ Prospectuses, certain classes are available only through investment providers (“Institutions”) that have made arrangements with NB Management for shareholder servicing and administration and/or entered into selling agreements with NB Management.
In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds’ “principal underwriter” within the meaning of the 1940 Act.  It acts as agent in arranging for the sale of each Fund’s Investor Class, Institutional Class, and Class R6 shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund’s Advisor Class, Trust Class, Class A, Class C and Class R3 shares to Institutions and bears all advertising and promotion expenses incurred in the sale of those shares.  However, for Class A shares, the Distributor receives commission revenue consisting of the portion of the Class A sales charge remaining after the allowances by the Distributor to Institutions.  For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase.  A Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions in connection with Class C shares.
Sales charge revenues collected and retained by the Distributor for the past three fiscal years are shown in the following table.
		Sales Charge Revenue		Deferred Sales Charge Revenue
Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
All Cap Core – Class A†	2014	$20,648	$3,699	-	-
	2013	$26,079	$4,832	-	-
	2012	$31,600	$5,115	$259	-
All Cap Core – Class C†	2014	-	-	$3,146	-

		Sales Charge Revenue		Deferred Sales Charge Revenue
Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
	2013	-	-	$1,244	-
	2012	-	-	$3,595	-
Emerging Markets Equity – Class A	2014	$47,114	$8,457	$588	-
	2013	$87,949	$15,745	-	-
	2012	$39,023	$7,991	-	-
Emerging Markets Equity – Class C	2014	-	-	$1,944	-
	2013	-	-	$524	-
	2012	-	-	$1,343	-
Equity Income – Class A	2014	$445,879	$81,770	$20,886	-
	2013	$1,286,534	$231,463	$63,549	-
	2012	$1,547,854	$283,502	$28,347	-
Equity Income – Class C	2014	-	-	$75,347	-
	2013	-	-	$72,603	-
	2012	-	-	$104,615	-
Focus – Class A	2014	$13,750	$2,735	-	-
	2013	$4,096	$750	-	-
	2012	$150	$22	-	-
Focus – Class C	2014	-	-	-	-
	2013	-	-	$93	-
	2012	-	-	-	-

Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Genesis – Class A	2014^	-	-	-	-
	2013^	-	-	-	-
	2012^	-	-	-	-
Genesis – Class C	2014^	-	-	-	-
	2013^	-	-	-	-
	2012^	-	-	-	-
Global Equity – Class A	2014	$750	$110	-	-
	2013	-	-	-	-
	2012	-	-	-	-
Global Equity – Class C	2014	-	-	$45	-
	2013	-	-	-	-
	2012	-	-	-	-
Global Thematic Opportunities – Class A	2014	-	-	-	-
	2013	$16,588	$2,936	-	-
	2012	$6,268	$1,477	-	-
Global Thematic Opportunities – Class C	2014	-	-	-	-
	2013	-	-	-	-
	2012	-	-	-	-
Greater China Equity	2014	-	-	-	-

Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
– Class A
	2013*	-	-	-	-
	2012^	-	-	-	-
Greater China Equity – Class C	2014	-	-	-	-
	2013*	-	-	-	-
	2012^	-	-	-	-
Guardian – Class A	2014	$9,842	$1,632	-	-
	2013	$2,754	$422	-	-
	2012	$2,252	$352	-	-
Guardian – Class C	2014	-	-	$218	-
	2013	-	-	$424	-
	2012	-	-	$84	-
Intrinsic Value – Class A	2014	$53,705	$8,799	-	-
	2013	$26,045	$4,042	-	-
	2012	$8,609	$1,557	-	-
Intrinsic Value – Class C	2014	-	-	$1,271	-
	2013	-	-	$984	-
	2012	-	-	$2,182	-
International Equity – Class A	2014	$61,447	$10,457	-	-
	2013*	$30,117	$5,271	-	-

Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
	2012^	-	-	-	-
International Equity – Class C	2014	-	-	$1,780	-
	2013*	-	-	$255	-
	2012^	-	-	-	-
International Select – Class A††	2014	$7,616	$1,324	-	-
	2013	$7,922	$1,384	$1,840	-
	2012	$5,846	$865	-	-
International Select – Class C††	2014	-	-	$427	-
	2013	-	-	$1,095	-
	2012	-	-	$3,801	-
Large Cap Disciplined Growth – Class A	2014	$16,205	$2,907	-	-
	2013	$19,508	$3,174	$38	-
	2012	$59,436	$10,129	-	-
Large Cap Disciplined Growth – Class C	2014	-	-	$636	-
	2013	-	-	$3,219	-
	2012	-	-	$10,220	-
Large Cap Value – Class A	2014	$12,389	$2,371	$176	-
	2013	$8,086	$1,267	-	-

Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
	2012	$4,294	$683	-	-
Large Cap Value – Class C	2014	-	-	$585	-
	2013	-	-	$1,193	-
	2012	-	-	-	-
Mid Cap Growth – Class A	2014	$48,701	$8,487	-	-
	2013	$46,207	$7,535	-	-
	2012	$40,240	$6,866	-	-
Mid Cap Growth – Class C	2014	-	-	$613	-
	2013	-	-	$1,391	-
	2012	-	-	$783	-
Mid Cap Intrinsic Value – Class A	2014	$5,912	$1,195	-	-
	2013	$3,589	$594	-	-
	2012	$200	$31	-	-
Mid Cap Intrinsic Value – Class C	2014	-	-	$285	-
	2013	-	-	-	-
	2012	-	-	-	-
Multi-Cap Opportunities– Class A	2014	$508,061	$87,736	$2,502	-
	2013	$103,866	$17,970	-	-

Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
	2012	$6,875	$1,202	-	-
Multi-Cap Opportunities – Class C	2014	-	-	$11,732	-
	2013	-	-	$1,074	-
	2012	-	-	$163	-
Real Estate – Class A	2014	$51,620	$9,569	$8,834	-
	2013	$514,220	$91,601	$94	-
	2012	$133,556	$23,578	-	-
Real Estate – Class C	2014	-	-	$15,431	-
	2013	-	-	$11,076	-
	2012	-	-	$5,263	-
Small Cap Growth – Class A	2014	$17,359	$2,933	$1,324	-
	2013	$1,825	$271	$683	-
	2012	-	-	-	-
Small Cap Growth – Class C	2014	-	-	$81	-
	2013	-	-	-	-
	2012	-	-	$155	-
Socially Responsive – Class A	2014	$264,473	$47,766	-	-
	2013	$174,165	$31,262	$2,140	-
	2012	$129,802	$21,565	$11,776	-

Fund	Fiscal Year Ended Aug. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Socially Responsive – Class C	2014	-	-	$6,869	-
	2013	-	-	$1,078	-
	2012	-	-	$2,715	-
Value – Class A	2014	$19,298	$3,377	-	-
	2013	$12,716	$2,013	-	-
	2012	$3,748	$549	-	-
Value – Class C	2014	-	-	$222	-
	2013	-	-	-	-
	2012	-	-	-	-
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations  of each Fund’s Class A and Class C follows the name of the Fund: Neuberger Berman Greater China Equity Fund (July 17, 2013) and Neuberger Berman International Equity Fund (January 28, 2013).
† Effective September 2, 2014, Neuberger Berman Select Equities Fund changed its name to Neuberger Berman All Cap Core Fund.
†† Effective June 2, 2014, Neuberger Berman International Large Cap Fund changed its name to Neuberger Berman International Select Fund.
^ No data available because this Class of the Fund had not yet commenced operations.
For each Fund that offers a Class that is sold directly to investors, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds’ shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds’ shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.
From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class, the Institutional Class, and Class R6, and a Distribution and Shareholder Services Agreement with respect to the Advisor Class, the Trust Class (except the Trust Class of Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman International Equity Fund, as to which there is a Distribution Agreement), Class A, Class C and Class R3 (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2015. The Distribution Agreements may be renewed annually with respect to a Fund if specifically approved by (1) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the outstanding shares of that Fund. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.
Additional Payments to Financial Intermediaries
NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares.  No such payments are made with respect to Class R6 shares.

Such payments (often referred to as revenue sharing payments) are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences.  NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Funds on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of such payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.
Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.

In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.
NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.
Distribution Plan (Trust Class Only)
The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to the Trust Class of Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund. The Plan provides that the Trust Class of each Fund will compensate NB Management for administrative and other services provided to the Trust Class of the Fund, its activities and expenses related to the sale and distribution of Trust Class shares, and ongoing services to investors in the Trust Class of the Fund. Under the Plan, NB Management receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class’s plan complies with these rules.
The table below sets forth the amount of fees accrued for the Trust Class of the Funds indicated below:
Trust Class	Fiscal Year Ended August 31,
Fund	2014	2013	2012
Focus	$93,739	$22,063	$16,593
Guardian	$137,436	$120,324	$109,849
International Select (formerly International Large Cap)	$14,134	$15,387	$15,605
Large Cap Value	$150,012	$174,404	$308,669
Mid Cap Intrinsic Value	$13,676	$13,565	$20,430
Real Estate	$307,593	$349,366	$234,021
Small Cap Growth	$6,244	$14,065	$17,058
Socially Responsive	$444,982	$442,721	$491,221
Distribution Plan (Advisor Class Only)
The Trust, on behalf of the Fund, has also adopted a Plan with respect to the Advisor Class of each Fund offering Advisor Class shares. The Plan provides that the Advisor Class of each Fund will compensate NB Management for administrative and other services provided to the Advisor Class of the Fund, its activities and expenses related to the sale and distribution of Advisor Class shares, and ongoing services to investors in the Advisor Class of the Fund. Under the Plan, NB Management receives from the Advisor Class of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Advisor Class shares and/or provide services to the Advisor Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Advisor Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Advisor Class’s plan complies with these rules.

The table below sets forth the amount of fees accrued for the Advisor Class of the Funds indicated below:
Advisor Class	Fiscal Year Ended August 31,
Fund	2014	2013	2012
Focus	$16,660	$14,467	$16,974
Genesis	$1,640,199	$1,511,612	$1,522,648
Guardian	$1,833	$1,526	$1,497
Large Cap Value	$540,789	$539,692	$642,656
Mid Cap Growth	$26,845	$26,552	$24,169
Small Cap Growth	$10,017	$11,529	$16,429
Distribution Plan (Class A Only)
The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class A of each Fund. The Plan provides that Class A of each Fund will compensate NB Management for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, NB Management receives from Class A of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s plan complies with these rules.
The table below sets forth the amount of fees accrued for Class A of the Funds indicated below:
Class A@	Fiscal Years Ended August 31,
Fund	2014	2013	2012
All Cap Core (formerly Select Equities)	$80,475	$75,146	$73,955
Emerging Markets Equity	$39,231	$15,094	$10,632
Equity Income	$1,909,045	$2,723,175	$2,014,858
Focus	$7,399	$2,962	$1,336
Global Equity	$819	$364	$191

Class A@	Fiscal Years Ended August 31,
Fund	2014	2013	2012
Global Thematic Opportunities	$1,133	$2,752	$1,213
Greater China Equity	$992	$34*	N/A^
Guardian	$138,733	$59,222	$34,440
International Equity	$61,615	$15,494*	N/A^
International Select (formerly International Large Cap)	$27,023	$23,903	$16,590
Intrinsic Value	$46,529	$23,481	$22,493
Large Cap Disc. Growth	$81,454	$149,726	$144,865
Large Cap Value	$6,151	$4,143	$54,052
Mid Cap Growth	$245,921	$190,781	$124,933
Mid Cap Intrinsic Value	$9,930	$10,367	$7,942
Multi-Cap Opportunities	$290,886	$36,742	$4,172
Real Estate	$419,320	$321,371	$132,595
Small Cap Growth	$12,771	$4,178	$2,625
Socially Responsive	$336,294	$230,878	$201,962
Value	$14,039	$6,208	$2,312

@ As of August 31, 2014, Class A of Neuberger Berman Genesis Fund had not yet commenced operations. Therefore, there is no data to report.
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Class A follows the name of the Fund: Neuberger Berman Greater China Equity Fund (July 17, 2013) and Neuberger Berman International Equity Fund (January 28, 2013).
^ No data available because this Class of the Fund had not yet commenced operations.
Distribution Plan (Class C Only)
The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of each Fund. The Plan provides that Class C of each Fund will compensate NB Management for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, NB Management receives from Class C of each Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets, of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided.

Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s plan complies with these rules.
The table below sets forth the amount of fees accrued for Class C of the Funds indicated below:
Class C@	Fiscal Years Ended August 31,
Fund	2014	2013	2012
All Cap Core (formerly Select Equities)	$155,293	$120,129	$119,832
Emerging Markets Equity	$56,202	$28,302	$12,763
Equity Income	$4,563,950	$4,456,260	$3,132,401
Focus	$9,655	$4,325	$2,912
Global Equity	$1,374	$618	$444
Global Thematic Opportunities	$1,376	$1,444	$1,180
Greater China Equity	$1,098	$128*	N/A^
Guardian	$30,961	$17,192	$12,153
International Equity	$41,422	$7,558*	N/A^
International Select (formerly International Large Cap)	$44,590	$39,168	$24,125
Intrinsic Value	$119,615	$81,834	$66,273
Large Cap Disc. Growth	$246,796	$290,921	$343,097
Large Cap Value	$22,870	$4,960	$939
Mid Cap Growth	$55,106	$31,986	$16,501
Mid Cap Intrinsic Value	$16,071	$8,773	$2,102
Multi-Cap Opportunities	$318,012	$19,576	$3,029
Real Estate	$402,124	$323,980	$125,768
Small Cap Growth	$17,002	$8,618	$4,948
Socially Responsive	$366,148	$212,031	$148,081
Value	$4,248	$1,567	$423

@ As of August 31, 2014, Class C of Neuberger Berman Genesis Fund had not yet commenced operations. Therefore, there is no data to report.
* Data is from the commencement of operations to the end of the applicable fiscal year.  The date of the commencement of operations of a Fund’s Class C follows the name of the Fund: Neuberger Berman Greater China Equity Fund (July 17, 2013) and Neuberger Berman International Equity Fund (January 28, 2013).
^ No data available because this Class of the Fund had not yet commenced operations.
Distribution Plan (Class R3 Only)
The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class R3 of each Fund offering Class R3 shares.  The Plan provides that Class R3 of each Fund will compensate NB Management for administrative and other services provided to Class R3 of the Fund, its activities and expenses related to the sale and distribution of Class R3 shares, and ongoing services to investors in Class R3 of the Fund. Under the Plan, NB Management receives from Class R3 of each Fund a fee at the annual rate of 0.50% of that Class’s average daily net assets, of which 0.25% is a distribution fee and 0.25% is a service fee.  NB Management may pay up to the full amount of this fee to Institutions that make available Class R3 shares and/or provide services to Class R3 and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class R3 of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class R3’s plan complies with these rules.
The table below sets forth the amount of fees accrued for Class R3 of the Funds indicated below:
Class R3@	Fiscal Years Ended August 31,
Fund	2014	2013	2012
Emerging Markets Equity	$2,127	$854	$406
Equity Income	$15,308	$12,342	$2,389
Guardian	$2,870	$1,270	$2,921
International Select (formerly International Large Cap)	$13,576	$5,896	$1,362
Large Cap Disc. Growth	$768	$1,755	$1,708
Large Cap Value	$609	$645	$1,273
Mid Cap Growth	$38,363	$22,409	$9,359
Mid Cap Intrinsic Value	$1,973	$1,458	$905
Real Estate	$97,994	$51,571	$11,351
Small Cap Growth	$2,393	$1,501	$847

Class R3@	Fiscal Years Ended August 31,
Fund	2014	2013	2012
Socially Responsive	$145,510	$100,849	$70,436

@ As of August 31, 2014, Class R3 of Neuberger Berman Genesis Fund and Neuberger Berman International Equity Fund had not yet commenced operations. Therefore, there is no data to report.
Distribution Plan (Trust Class, Advisor Class, Class A, Class C and Class R3)
Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.
Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.
Each Plan is renewable from year to year with respect to a Class of a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. A Plan may not be amended to increase materially the amount of fees paid by any Class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the Class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a Class of a Fund at any time by a vote of a majority of the Rule 12b‑1 Trustees or by a 1940 Act majority vote of the outstanding shares in the Class.
From time to time, one or more of the Funds may be closed to new investors. Because the Plans for the Trust Class, Advisor Class, Class A, Class C and Class R3 shares of the Funds pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.
ADDITIONAL PURCHASE INFORMATION
Share Prices and Net Asset Value
Each Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of a Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) each day the NYSE is open. Because the value of a Fund's portfolio securities changes every business day, its share price usually changes as well.
A Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including options and securities issued by ETFs). The independent pricing service values equity portfolio securities (including options and securities issued by ETFs) listed on the NYSE, the NYSE MKT LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security or other instrument on a particular day, the independent pricing service may value the security or other instrument based on market quotations.
A Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities. Valuations of debt securities (other than short-term securities) provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value.
NB Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
If a valuation for a security is not available from an independent pricing service or if NB Management believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods the Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. A Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s NAV calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of a Fund's investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

If, after the close of the principal market on which a security is traded and before the time a Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant with respect to the security in question.
The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.  The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE.  Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE to assist in determining prices for certain foreign income securities. In the case of both foreign income and foreign equity securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of a Fund may be significantly affected on days when shareholders do not have access to that Fund.
Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
Subscriptions in Kind
The Funds may from time to time accept securities in exchange for Fund shares.
Financial Intermediaries
The Funds have authorized one or more financial intermediaries to receive purchase and redemption orders on their behalf. Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds’

behalf.  A Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order.  Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “received in proper form” as defined in the Prospectuses.
Automatic Investing and Dollar Cost Averaging
Shareholders that hold their Fund shares directly with Neuberger Berman (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. A Direct Shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.
Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.
Sales Charges
Class A Purchases
Pursuant to a determination of eligibility by NB Management, Class A shares of a Fund may be sold at NAV to:
1.
current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger Berman and any entity controlling, controlled by or under common control with a Neuberger Berman Fund, NB Management or Neuberger Berman;

2.	current employees of firms that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;
3.	current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients; and
4.	immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined in the prospectus);
5.	companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

6.	insurance company separate accounts;
7.	NB Management or Neuberger Berman and its affiliated companies;
8.	an individual or entity with a substantial business relationship with NB Management or Neuberger Berman and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with a Fund;
9.	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts of insurance companies that have a participation agreement with NB Management and whose underlying investments are managed by NB Management or Neuberger Berman and its affiliated companies and that hold their shares directly with a Fund;
10.	banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;
11.
Employer-sponsored defined contribution – type plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts maintained at a financial intermediary that has an agreement with the Distributor, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor to service such accounts;

12.	Employee benefit and retirement plans for NB Management and any entity controlling, controlled by or under common control with NB Management;
13.	Certain IRAs that are part of an IRA platform sponsored by a financial intermediary that has an agreement with the Distributor, which specifically provides that the Funds' shares are offered at NAV on such IRA platform; and
14.	Qualified Tuition Programs under Section 529 of the Code sponsored by or maintained at a financial intermediary that has an agreement with the Distributor.
Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV privilege, additional investments can be made at NAV for the life of the account.
Dealer commissions and compensation.
Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at NAV by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under a Fund’s IRA rollover policy as described in the Class A and Class C Prospectuses) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $3,999,999, 0.50% on amounts from $4 million to $29,999,999, and 0.25% on amounts from $30 million and above. Commissions are based on cumulative investments and are reset annually.
A dealer concession of up to 1% may be paid by a Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.
See Appendix B to this SAI for information regarding sales charge reductions and waivers.
ADDITIONAL EXCHANGE INFORMATION
As more fully set forth in the respective fund’s Prospectus, if shareholders purchased Institutional Class, Investor Class, Trust Class, or Class R6 shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment and other eligibility requirements of the other fund(s) are met.  Investor Class shares of a fund in the fund family may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange. Class R6 shares of a fund in the fund family may also be exchanged for Institutional shares where (1) NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange, and (2) Class R6 shares of the other fund in the fund family are not available (otherwise, Class R6 shares would be exchanged for Class R6 shares of the other fund in the fund family).
In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Advisor Class, Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3, and Class R6 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. Most Institutions allow you to take advantage of the exchange program.
If shareholders purchased shares of a fund in the fund family directly, with the exception of Class R6, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government

 Money Market Fund, Investment Class shares of State Street Institutional Liquid Reserves Fund, and Investment Class shares of State Street Institutional Treasury Plus Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through NB Management, both shares of that eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.
Exchanges are generally not subject to any applicable sales charges.  However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the Neuberger Berman fund family having a sales charge.
Most investment providers allow you to take advantage of the exchange program.  Please contact your investment provider or NB Management for further information on exchanging your shares.
Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a redemption (sale) and purchase, respectively, of shares of the two funds for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized on the redemption.
A Fund may terminate or materially alter its exchange privilege without notice to shareholders.
ADDITIONAL REDEMPTION INFORMATION
Suspension of Redemptions
The right to redeem a Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.
Redemptions in Kind
Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. Each Fund (except Neuberger Berman Greater China Equity Fund) may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determine that it is in the best interests of a Fund’s shareholders as a whole.
CONVERSION INFORMATION
If consistent with your investment provider’s program, Advisor Class, Investor Class, Trust Class, Class A and Class C shares of a Fund that have been purchased by an investment provider on behalf of clients participating in (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the same Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund.  Any such conversion will be effected at NAV without the imposition of any sales load, fee or other charges by the Fund.  Please contact your investment provider about any fees that it may charge.
Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, and Class R3 shares of a Fund may be converted to Class R6 shares of the same Fund, provided that any eligibility requirements of Class R6 shares are met.
DIVIDENDS AND OTHER DISTRIBUTIONS
Each Fund distributes to its shareholders substantially all of its net investment income (by Class, after deducting expenses attributable to the Class), net capital gains and net gains from foreign currency transactions it earns or realizes that are allocable to the Class. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. A Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include net capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund’s NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that Neuberger Berman Equity Income Fund and Neuberger Berman Real Estate Fund each distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter.
Each Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). If you use an investment provider, you must consult it about whether your dividends and other distributions from a Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.
Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. A cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing (at the above address) to discontinue the election.
If it is determined that the U.S. Postal Service cannot properly deliver a Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election and the shareholder’s dividends and other distributions thereafter will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.
Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the relevant Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.
ADDITIONAL TAX INFORMATION
Taxation of the Funds
To continue to qualify for treatment as a RIC, each Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following:

(1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and
(2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities

(other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs (collectively, “Diversification Requirements”).
If a Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (1) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the Diversification Requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (2) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.
By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not, to avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then, (a) the Fund would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits.  Those dividends would be taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (as described in each Prospectus) (“QDI”) would be taxable for federal tax purposes at the rates for net capital gain -- a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($413,200 for 2015), or $457,600 ($464,850 for 2015) for married shareholders filing jointly, and 20% for individual shareholders with taxable income exceeding those respective amounts, which will be adjusted for inflation annually. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the dividends-received deduction. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. Each Fund intends to continue to make sufficient distributions each year to avoid liability for the Excise Tax.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
For each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, and Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file with the Internal Revenue Service (“Service”) an election that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the taxes deemed paid by him or her in computing his or her taxable income. A Fund that makes this election will report to its shareholders shortly after each taxable year their respective shares of the Fund’s foreign taxes and income from sources within foreign countries and U.S. possessions for that year. Individual shareholders of a Fund who, for a taxable year, have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions attributable to PFIC income will not be eligible for the maximum federal income tax rates on individual shareholders’ QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
A Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net marked-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign issuer’s shares, to ascertain whether the issuer is a PFIC, and a foreign corporation may become a PFIC after a Fund acquires shares therein.
A Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Other Income.

Exchange-traded futures contracts, certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- that are subject to section 1256 of the Code (“Section 1256 contracts”) in which a Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.
If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).
A Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, a Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

A Fund may invest in interests in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which a Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be Qualifying Other Income to the investing Funds under the Income Requirement. If a Fund invests in an MLP, or an ETF organized as a partnership, that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as Qualifying Other Income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF, or company.
A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Neuberger Berman Greater China Equity Fund’s investments in the Greater China region may be impacted by tax laws and regulations the interpretation, application, and enforcement of which by the applicable tax authorities are not as consistent and transparent as those of more developed nations; they may vary over time and from region to region and are subject to change, possibly with retroactive effect. For example, the Fund’s investments in equity-linked instruments issued by “qualified foreign institutional investors” (“QFII”) (which are foreign investors permitted to participate in China’s mainland stock exchanges, through limited access) may be affected by taxation of QFIIs as the result of a recent announcement by the Chinese authorities of QFIIs’ temporary exemption – the length of which is uncertain -- from enterprise income tax on future (though not past) capital gains derived from the trading of A-Shares and other Chinese equity interest investments. It is unclear in practice when those tax authorities will start to collect the tax on past gains and how the tax will be calculated.

The Chinese authorities also recently announced that capital gains realized by certain foreign investors such as the Fund from trading eligible A-Shares on the Shanghai Stock Exchange (“SSE Securities”) under the Shanghai-Hong Kong Stock Connect program (“Connect Program”) will enjoy a temporary exemption from Chinese income and business taxes.  Again, it is uncertain when such exemption will expire, and it also is unclear whether other Chinese taxes will apply to trading of SSE Securities under the Connect Program in the future.  Because the tax guidance concerning the Connect Program was issued so recently and is yet to be established in the administrative practice of the Chinese tax authorities, there are uncertainties as to how it will be implemented in practice.

There is no certainty as to how long either or both of the foregoing temporary tax exemptions will continue to apply, that tax will not be re-imposed retrospectively, or that new tax regulations and practice in China specifically relating to QFIIs and the Connect Program will not be promulgated in the future. Such uncertainties may increase or decrease the Fund’s NAV and thus may advantage or disadvantage Fund shareholders.  For example, if the Chinese tax imposed directly or indirectly on the Fund was increased, its NAV would be adversely affected but the amount previously paid to a redeeming shareholder would not be adjusted and any detriment from such change would be suffered solely by the remaining shareholders; and, conversely, if further exemptions from (or deductions in) Chinese tax were implemented, thus positively affecting the Fund’s NAV, a shareholder who redeemed before those changes were reflected in the Fund’s NAV would not benefit therefrom.

Taxation of the Funds’ Shareholders
If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.
Each Fund is required to withhold and remit to the U.S. Treasury 28% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to individual shareholders who are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). If a foreign shareholder’s ownership of Fund shares is effectively connected with a U.S. trade or business carried on by the foreign shareholder, it will not be subject to such withholding tax but will be subject to federal income tax on Fund income dividends as if it were a U.S. shareholder. For taxable years beginning before January 1, 2015, foreign shareholders will not be subject to withholding tax on “short-term capital gain dividends” and “interest-related dividends” (if any) paid by a Fund.
Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of the ordinary dividends it pays, and will be required to withhold 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to certain shareholders that fail to meet prescribed information reporting and certification requirements. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by a Fund or its agent on a valid Form W-9 or W-8, respectively.
Shareholders potentially subject to FATCA withholding include “foreign financial institutions” (“FFIs”), such as foreign investment funds, and “non-financial foreign entities” (“NFFEs”).  To avoid withholding under FATCA, (1) an FFI generally must enter into an information sharing agreement with the Service in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and (2) an NFFE generally must identify itself and may be required to provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any.  Such foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by regulations and other guidance regarding FATCA.  A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.  Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in a Fund.
As described in “Maintaining Your Account” in each Prospectus, a Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), a Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.
A shareholder’s basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.
FUND TRANSACTIONS
In effecting securities transactions, the Funds seek to obtain the best price and execution of orders.  Affiliates of NB Management are permitted to act as brokers for the Funds in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”).  For Fund transactions which involve securities traded on the OTC market, each Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.
During the fiscal year ended August 31, 2012, Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund) paid brokerage commissions of $63,897, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund) paid brokerage commissions of $41,834, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund) paid brokerage commissions of $47,282, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $47,282 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $119,743,125) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co.

During the fiscal year ended August 31, 2012, Neuberger Berman Emerging Markets Equity Fund paid brokerage commissions of $462,720, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Emerging Markets Equity Fund paid brokerage commissions of $743,158, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Emerging Markets Equity Fund paid brokerage commissions of $1,030,540, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used

Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,030,540 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $496,611,409) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund did not acquire or hold any securities of its regular brokers or dealers.
During the fiscal year ended August 31, 2012, Neuberger Berman Equity Income Fund paid brokerage commissions of $2,425,489, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Equity Income Fund paid brokerage commissions of $4,295,466, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Equity Income Fund paid brokerage commissions of $2,602,832, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $2,602,832 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $2,741,494,320) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., and Wells Fargo Brokerage Services LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., $47,560,000, and Wells Fargo Brokerage Services LLC, $61,728,000.
During the fiscal year ended August 31, 2012, Neuberger Berman Focus Fund paid brokerage commissions of $796,484, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Focus Fund paid brokerage commissions of $759,759, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Focus Fund paid brokerage commissions of $710,038, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $710,038 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,297,248,713) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Inc.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $39,534,250.

During the fiscal year ended August 31, 2012, Neuberger Berman Genesis Fund paid brokerage commissions of $3,092,202, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Genesis Fund paid brokerage commissions of $4,255,431, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Genesis Fund paid brokerage commissions of $3,439,167, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $3,439,167 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $4,983,409,920) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund did not acquire or hold any securities of its regular brokers or dealers.
During the fiscal year ended August 31, 2012, Neuberger Berman Global Equity Fund paid brokerage commissions of $4,357, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Global Equity Fund paid brokerage commissions of $13,963, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Global Equity Fund paid brokerage commissions of $20,505, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $20,505 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $30,219,720) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Barclays Capital, Inc., and JP Morgan Chase & Co.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., $612,632, and Barclays Capital, Inc., $296,606.

During the fiscal year ended August 31, 2012, Neuberger Berman Global Thematic Opportunities Fund paid brokerage commissions of $103,137, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Global Thematic Opportunities Fund paid brokerage commissions of $182,632, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Global Thematic Opportunities Fund paid brokerage commissions of $175,615, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $175,615 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $125,533,490) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund did not acquire or hold any securities of its regular brokers or dealers.
Neuberger Berman Greater China Equity Fund commenced operations on July 17, 2013, therefore the Fund does not have brokerage data for the fiscal year ended August 31, 2012.
During the fiscal year ended August 31, 2013, Neuberger Berman Greater China Equity Fund paid brokerage commissions of $38,419, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Greater China Equity Fund paid brokerage commissions of $151,827, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $151,827 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $151,388,112) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Citigroup Global Markets, Inc., Goldman Sachs & Co., and Morgan Stanley & Co.
During the fiscal year ended August 31, 2012, Neuberger Berman Guardian Fund paid brokerage commissions of $541,900, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Guardian Fund paid brokerage commissions of $510,539, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Guardian Fund paid brokerage commissions of $590,814 of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $590,814 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,100,260,659) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund did not acquire or hold any securities of its regular brokers or dealers.
During the fiscal year ended August 31, 2012, Neuberger Berman International Equity Fund paid brokerage commissions of $430,168, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman International Equity Fund paid brokerage commissions of $928,986, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman International Equity Fund paid brokerage commissions of $645,425, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $645,425 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $733,843,077) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Barclays Capital, Inc.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Barclays Capital, Inc., $8,409,679.
During the fiscal year ended August 31, 2012, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) paid brokerage commissions of $177,324, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) paid brokerage commissions of $278,911, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) paid brokerage commissions of $136,088, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $136,088 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $141,224,961) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Barclays Capital, Inc.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Barclays Capital, Inc., $1,779,637.

During the fiscal year ended August 31, 2012, Neuberger Berman Intrinsic Value Fund paid brokerage commissions of $139,014, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Intrinsic Value Fund paid brokerage commissions of $121,805, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Intrinsic Value Fund paid brokerage commissions of $51,682, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $51,682 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $50,164,685) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2012, Neuberger Berman Large Cap Disciplined Growth Fund paid brokerage commissions of $586,263, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Large Cap Disciplined Growth Fund paid brokerage commissions of $311,207, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Large Cap Disciplined Growth Fund paid brokerage commissions of $185,541, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $185,541 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $716,087,117) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund did not acquire or hold any securities of its regular brokers or dealers.
During the fiscal year ended August 31, 2012, Neuberger Berman Large Cap Value Fund paid brokerage commissions of $2,905,840, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Large Cap Value Fund paid brokerage commissions of $3,616,363, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Large Cap Value Fund paid brokerage commissions of $2,237,416, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $2,237,416 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $3,628,074,865) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Citigroup Global Markets, Inc., Goldman Sachs & Co., JP Morgan Chase & Co., Inc., Morgan Stanley & Co., Inc., and Wells Fargo Brokerage Services LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $53,579,194, Goldman Sachs & Co., $46,693,081, Citigroup Global Markets, Inc., $29,879,112, Wells Fargo Brokerage Services LLC $21,144,052, and Morgan Stanley & Co., Inc., $7,560,552.

During the fiscal year ended August 31, 2012, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $420,280, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $465,350, of which $0 was paid to Neuberger Berman.

During the fiscal year ended August 31, 2014, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $728,796, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $728,796 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,188,258,768) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund did not acquire or hold any securities of its regular brokers or dealers.
During the fiscal year ended August 31, 2012, Neuberger Berman Mid Cap Intrinsic Value Fund paid brokerage commissions of $60,192, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Mid Cap Intrinsic Value Fund paid brokerage commissions of $58,376, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Mid Cap Intrinsic Value Fund paid brokerage commissions of $51,682, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $51,682 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $50,164,685) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund did not acquire or hold any securities of its regular brokers or dealers.
During the fiscal year ended August 31, 2012, Neuberger Berman Multi-Cap Opportunities Fund paid brokerage commissions of $265,587, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Multi-Cap Opportunities Fund paid brokerage commissions of $571,501, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Multi-Cap Opportunities Fund paid brokerage commissions of $941,038, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $941,038 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,590,412,265) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Goldman Sachs & Co., JP Morgan Chase & Co., Inc., and Wells Fargo Brokerage Services LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $97,795,250, Goldman Sachs & Co., $88,659,450, and Wells Fargo Brokerage Services LLC, $68,158,000.
During the fiscal year ended August 31, 2012, Neuberger Berman Real Estate Fund paid brokerage commissions of $399,002, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Real Estate Fund paid brokerage commissions of $597,813, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Real Estate Fund paid brokerage commissions of $509,766, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $509,766 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $640,918,782) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund did not acquire or hold any securities of its regular brokers or dealers.
During the fiscal year ended August 31, 2012, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $1,058,419, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $682,744, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $518,123, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $518,123 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $479,399,605) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2012, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $921,344, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $882,491, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $1,016,773, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger

 Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,016,773 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,835,862,175) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund did not acquire or hold any securities of its regular brokers or dealers.
During the fiscal year ended August 31, 2012, Neuberger Berman Value Fund paid brokerage commissions of $6,276, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2013, Neuberger Berman Value Fund paid brokerage commissions of $12,376, of which $0 was paid to Neuberger Berman.
During the fiscal year ended August 31, 2014, Neuberger Berman Value Fund paid brokerage commissions of $19,860, of which $0 was paid to Neuberger Berman. During the fiscal year ended August 31, 2014, transactions in which the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $19,860 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $36,087,564) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2014, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Citigroup Global Markets, Inc., Goldman Sachs & Co., JP Morgan Chase & Co., Inc., Morgan Stanley & Co., Inc., and Wells Fargo Brokerage Services LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $642,476, Goldman Sachs & Co., $556,852, Citigroup Global Markets, Inc., $358,709, Wells Fargo Brokerage Services LLC, $253,188, and Morgan Stanley & Co., $81,726.
The amount of brokerage commissions paid by a Fund may vary significantly from year to year due to a variety of factors, including the types of investments selected by the Manager, investment strategy changes, changing asset levels, shareholder activity, and/or portfolio turnover.
Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. Each Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds’ knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.
The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).
Under the 1940 Act, commissions paid by each Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, with respect to each Fund the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NB Management’s judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of a Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.
A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.
To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.
In selecting a broker to execute Fund transactions, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.

A committee comprised of officers of NB Management and/or employees of Neuberger Berman and/or NB Asia who are portfolio managers of the Funds and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s and/or NB Asia’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.
The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Funds by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and, in some cases, by Neuberger Berman and/or NB Asia in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman and/or NB Asia from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.

In certain instances the Manager may specifically allocate brokerage for research services (including research reports on issuers and industries, as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.
Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by a Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.
A Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.
Portfolio Turnover
A Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.
Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the Manager’s investment outlook.
Proxy Voting
The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.
NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.
For socially responsive clients, NB Management has adopted socially responsive voting guidelines. For non-socially responsive clients, NB Management’s guidelines adopt the voting recommendations of Glass Lewis for their respective investment advisory clients. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.
In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or by visiting www.nb.com or the website of the SEC, www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
Portfolio Holdings Disclosure Policy
The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the “Potential Recipients”) unless such disclosure is consistent with a Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).
NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved

Recipients.” NB Management may determine to expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NB Management’s legal and compliance department. These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NB Management or any affiliated person of either NB Management or a Fund, on the other, by creating a review and approval process of potential recipients of portfolio holdings, which seeks to ensure that disclosure of information about a Fund’s portfolio securities is in the best interests of the Fund and its shareholders.
Portfolio Holdings Disclosure Procedures
Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.
Neither the Funds, NB Management, nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Chief Compliance Officer shall report any material issues that may arise under these policies to the Board of Trustees.
Pursuant to a Code of Ethics adopted by the Funds, NB Management and Neuberger Berman (“NB Code”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds’ shareholders.  The NB Code also prohibits any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.
Portfolio Holdings Approved Recipients
The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to its being made public with the following Approved Recipients:
State Street Bank and Trust Company (“State Street”). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract,

State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.
Securities Lending Agent.  Each Fund may enter into a securities lending agreement under which the Fund loans securities to a counter party as a principal borrower or lending agent.  Those principal borrowers or agents may receive each Fund’s portfolio holdings daily.  Each such principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower.  Each Fund may pay a fee for agency and/or administrative services related to its role as lending agent.  Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.
Other Third-Party Service Providers to the Funds.  The Funds may also disclose portfolio holdings information prior to its being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms, pricing vendors and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.
In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger Berman. Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose. FactSet receives reasonable compensation for its services.
The Funds may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public.
In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.
Rating, Ranking and Research Agencies. Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. Each Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if a Fund posts its holdings quarterly, it provides its holdings on a quarterly basis) and RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay). No compensation is received by any Fund, NB

Management, Neuberger Berman or any other person in connection with the disclosure of this information.  NB Management either has entered into or expects shortly to enter into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.
REPORTS TO SHAREHOLDERS
Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firm for the Fund. Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.
ORGANIZATION, CAPITALIZATION AND OTHER MATTERS
Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of March 27, 2014. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty-one separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Equity Funds,” and the term “Neuberger Berman” in the name of each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Socially Responsive Fund was “Neuberger & Berman.”
On December 17, 2007, each of Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Value Fund changed its name from Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund and Neuberger Berman Premier Dividend Fund, respectively.
On August 15, 2008, Neuberger Berman Genesis Fund acquired all of the net assets of Neuberger Berman Fasciano Fund, a former series of the Trust.
On April 9, 2009, Neuberger Berman Century Fund acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund, a former series of the Trust, and changed its name to Neuberger Berman Large Cap Disciplined Growth Fund.
On December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund changed its name from Neuberger Berman Research Opportunities Fund, and on December 17, 2007, Neuberger Berman Research Opportunities Fund changed its name from Neuberger Berman Premier Analysts Fund.

As of the close of business on May 7, 2010, Neuberger Berman Intrinsic Value Fund became the successor to DJG Small Cap Value Fund, L.P., an unregistered limited partnership (“DJG Fund”).  On that date, the DJG Fund transferred its assets to Neuberger Berman Intrinsic Value Fund in exchange for Neuberger Berman Intrinsic Value Fund’s Institutional Class shares.  DJG fund was the successor to the DJG Small Cap Value Fund, an unregistered commingled investment account (“DJG Account”).  Prior to May 7, 2010, Neuberger Berman Intrinsic Value Fund had no operations.  Performance information for Neuberger Berman Intrinsic Value Fund after July 15, 2008, is that of DJG Fund and performance information from July 8, 1997 (the DJG Account’s commencement of operations), to July 14, 2008, is that of DJG Account.
On April 2, 2012, each of Neuberger Berman Large Cap Value Fund, Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman Value Fund changed its name from Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Large Cap Value Fund, respectively.
On December 15, 2012, Neuberger Berman International Equity Fund changed its name from Neuberger Berman International Institutional Fund.
On January 25, 2013, Neuberger Berman International Equity Fund acquired all of the net assets of Neuberger Berman International Fund, a former series of the Trust.
On June 2, 2014, Neuberger Berman International Select Fund changed its name from Neuberger Berman International Large Cap Fund.
On September 2, 2014, Neuberger Berman All Cap Core Fund changed its name from Neuberger Berman Select Equities Fund.
Description of Shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.
Shareholder Meetings. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.
Certain Provisions of Trust Instrument. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.
Other.  For Fund shares that can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.
CUSTODIAN AND TRANSFER AGENT
Each Fund has selected State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111, as custodian for its securities and cash. State Street also serves as each Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA  02266-8403.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
Each of Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Large Cap Value Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Value Fund has selected [_____], as the independent registered public accounting firm that will audit its financial statements.
Each of Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund has selected[_____], as the independent registered public accounting firm that will audit its financial statements.
LEGAL COUNSEL
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of November 30, 2014 (except as otherwise indicated), the following are all of the beneficial and record owners of five percent or more of a Class of each Fund’s shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.
Fund and Class	Name and Address	Percent Owned
Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund) Class A	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	32.50%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	10.64%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	7.55%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	7.21%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.11%
Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund) Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	27.84%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	20.20%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	19.21%

Fund and Class	Name and Address	Percent Owned
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	15.54%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	9.43%
Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund) Institutional Class	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	21.91%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	21.50%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	19.22%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	17.24%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	9.93%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	8.50%
Neuberger Berman Emerging Markets Equity Fund Class A	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	31.12%
	Nationwide Trust Company FSB PO Box 182029 Columbus, OH 43218-2029	27.81%

Fund and Class	Name and Address	Percent Owned
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	9.43%
Neuberger Berman Emerging Markets Equity Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	71.51%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	10.67%
Neuberger Berman Emerging Markets Equity Fund Institutional Class	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	16.99%
	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	16.80%
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	16.01%
Neuberger Berman Emerging Markets Equity Fund Class R3	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	50.12%
	American United Life Ins. Co. PO Box 368 Indianapolis, IN 46206-0368	34.08%
	PAI Trust Company, Inc. South Dekalb Family Medical Assoc. 4 1300 Enterprise Dr. De Pere, WI 54115-4934	7.41%
Neuberger Berman Emerging Markets Equity Fund Class R6	NFS LLC FEBO Alliance Capital Management LP 1345 Avenue of the Americas New York, NY 10105-0302	29.73%

Fund and Class	Name and Address	Percent Owned
	MAC & Co. PO Box 3198 Pittsburgh, PA 15230-3198	28.36%
	Soft Drink & Brewery Workers Union 812 Retirement Fund 445 Northern Blvd. Suite 30 Great Neck, NY 11021-4804	26.85%
	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way # KW1C Covington, KY 41015-1987	7.12%
Neuberger Berman Equity Income Fund Class A	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	19.33%
	Goldman, Sachs & Co. 200 West Street New York, NY 10282-2198	14.83%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	9.34%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	9.24%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.12%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	6.50%
Neuberger Berman Equity Income Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	30.84%

Fund and Class	Name and Address	Percent Owned
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	18.13%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	14.99%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	14.81%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	8.16%
Neuberger Berman Equity Income Fund Institutional Class	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	16.99%
	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	16.46%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	16.00%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	10.25%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.14%
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	6.10%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Equity Income Fund R3	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	34.14%
	Great-West Trust Company LLC TTEE Employee Benefits Clients 401K 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	24.82%
	MG Trust Company Cust. FBO First Tool Corporation 717 17th Street Suite 1300 Denver, CO 80202-3304	21.00%
	NFS LLC FEBO Alerus Financial NA City of Hoover Deferred Compensation Plan PO Box 64535 Saint Paul, MN 55164-0535	6.83%
Neuberger Berman Focus Fund Class A	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	22.97%
	NFS LLC FEBO Daniel P P Paduano FMTC Ttee New York, NY 10021-4193	17.51%
	RBC Capital Markets LLC 60 S. 6th St. Minneapolis, MN 55402-4413	16.98%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	15.64%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	8.03%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Focus Fund Class C	NFS LLC FEBO Mark Neil Axinn Allen H. Brill 845 3rd Ave., Fl.16 New York, NY 10022-6601	21.69%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	12.22%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	11.84%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	11.45%
	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	8.01%
	NFS LLC FEBO Richard A Marks Ttee 33 Boylston St., Ste. 3000 Chestnut Hill, MA 02467-1719	6.56%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	6.30%
Neuberger Berman Focus Fund Institutional Class	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	60.24%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	12.69%

Fund and Class	Name and Address	Percent Owned
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	8.53%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	7.49%
Neuberger Berman Focus Fund Advisor Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	63.96%
	SEI Private Trust Company 1 Freedom Valley Dr. Oaks, PA 19456-9989	14.67%
	American United Life Ins. Co. PO Box 368 Indianapolis, IN 46206-0368	6.80%
Neuberger Berman Focus Fund Investor Class	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	5.82%
Neuberger Berman Focus Fund Trust Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	90.88%

Neuberger Berman Genesis Fund Advisor Class	Horace Mann Life Insurance Co 1 Horace Mann Plz. Springfield, IL 62715-0002	[10.70%]
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	[9.22%]

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Genesis Fund Institutional Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	[31.04%]
	Edward D Jones & Co. 12555 Manchester Rd. Saint Louis, MO 63131-3729	[14.50%]
	Vanguard Fiduciary Trust Co. PO Box 2600 Valley Forge, PA 19482-2600	[6.42%]
	Wells Fargo Bank 1525 West Wt. Harris Blvd. Charlotte, NC 28288-1076	[5.21%]
Neuberger Berman Genesis Fund Investor Class	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	[24.49%]
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	[17.98%]
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	[8.74%]
Neuberger Berman Genesis Fund Trust Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	[36.63%]
	Nationwide Life Insurance Company PO Box 182029 Columbus, OH 43218-2029	[5.29%]

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Genesis Fund Class R6	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way # KW1C Covington, KY 41015-1987	[28.88%]
	MAC & Co. FBO Pricewaterhouse Mutual Funds Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	[17.30%]
	State Street Bank & Trust Co. Ttee Ford Motor Company Master Trust Fund 1200 Crown Colony Dr. Quincy, MA 02169-0938	[15.19%]
	FMTC as Trustee for Dell Small Cap Value Fund FMTC - Unitized 1 Spartan Way Merrimack, NH 03054	[6.82%]
	MAC & Co. PO Box 3198 Pittsburgh, PA 15230-3198	[6.14%]
Neuberger Berman Global Equity Fund Class A	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	19.80%
	Neuberger Berman LLC 605 Third Ave., Fl. 3 New York, NY 10158-3698	16.37%
	Elizabeth Price-Ramos Tr* Long Beach, NY 11561-3977	15.82%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	14.14%

Fund and Class	Name and Address	Percent Owned
	American Enterprise Inv. Svcs. 707 2nd Ave. S Minneapolis, MN 55402-2405	5.99%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	5.12%
Neuberger Berman Global Equity Fund Class C	Neuberger Berman LLC 605 Third Ave., Fl. 3 New York, NY 10158-3698	51.61%
	American Enterprise Inv. Svcs. 707 2nd Ave. S Minneapolis, MN 55402-2405	27.12%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	9.94%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	7.93%
Neuberger Berman Global Equity Fund Institutional Class	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	95.55%
Neuberger Berman Global Thematic Opportunities Fund Class A	American Enterprise Inv. Svcs. 707 2nd Ave. S Minneapolis, MN 55402-2405	43.27%
	NFS LLC FEBO Roland Ross David Paoli, PA 19301-1021	13.98%
	State Street Bank & Trust Co. Cust. for IRA Denver, CO 80218-3432	13.62%
	State Street Bank & Trust Co Cust. for IRA Knoxville, TN 37909-1837	8.74%

Fund and Class	Name and Address	Percent Owned
	American Enterprise Inv. Svcs. 707 2nd Ave. S Minneapolis, MN 55402-2405	5.97%
Neuberger Berman Global Thematic Opportunities Fund Class C	Neuberger Berman LLC 605 Third Ave., Fl. 3 New York, NY 10158-3698	40.19%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	28.39%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	14.66%
	Stifel Nicolaus & Co. Inc. 501 N. Broadway Saint Louis, MO 63102-2188	9.13%
	American Enterprise Inv. Svcs. 707 2nd Ave. S Minneapolis, MN 55402-2405	5.61%
Neuberger Berman Global Thematic Opportunities Fund Institutional Class	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	61.14%
	BRICS & Co. FBO Citizens Gas Ret. Pl. 340 S. Cleveland Ave., 1st Floor Westerville, OH 43081-8917	17.27%
	State of Indiana Trustee FBO State of Indiana DCP 401K c/o Fascore LLC 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	15.17%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	5.06%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Greater China Equity Fund Class A	NFS LLC FEBO Jiayi Chen Warren, NJ 07059-6770	46.58%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	27.18%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	11.22%
Neuberger Berman Greater China Equity Fund Class C	Neuberger Berman LLC 605 Third Ave., Fl. 3 New York, NY 10158-3698	100.00%
Neuberger Berman Greater China Equity Fund Institutional Class	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	17.26%
	UMBSC & Co. FBO MHF - Main Diversified Acct. Pr PO Box 419260 Kansas City, MO 64141-6260	14.67%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	9.60%
Neuberger Berman Guardian Fund Class A	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	90.33%
Neuberger Berman Guardian Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	31.61%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	16.39%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	12.18%

Fund and Class	Name and Address	Percent Owned
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	11.20%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	9.61%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6.60%
Neuberger Berman Guardian Fund Institutional Class	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	42.07%
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	38.78%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	5.75%
Neuberger Berman Guardian Fund Advisor Class	EMJAYCO FBO Spring Valley City Bank 401(K) Plan PO Box 170910 Milwaukee, WI 53217-0909	18.04%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	11.73%
	DCGT as Ttee and/or Cust. 711 High Street Des Moines, IA 50392-0001	10.22%

Fund and Class	Name and Address	Percent Owned
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	9.02%
	American Enterprise Inv. Svcs. 707 2nd Ave. S Minneapolis, MN 55402-2405	6.98%
	VRSCO FBO AIGFSB [CUST] [Ttee] FBO Memorial Health System 403b 2929 Allen Parkway Houston, TX 77019-7117	6.80%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	6.34%
	American Enterprise Inv. Svcs. 707 2nd Ave. S Minneapolis, MN 55402-2405	5.18%
Neuberger Berman Guardian Fund Investor Class	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	15.98%
Neuberger Berman Guardian Fund Trust Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	66.28%
	Nationwide Life Insurance Company PO Box 182029 Columbus, OH 43218-2029	9.68%
Neuberger Berman Guardian Fund Class R3	DCGT as Ttee and/or Cust. 711 High Street Des Moines, IA 50392-0001	52.88%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	35.99%

Fund and Class	Name and Address	Percent Owned
	Ascensus Trust Company FBO Anderson Engineering 401(K) Plan P.O. Box 10758 Fargo, ND 58106-0758	6.30%
Neuberger Berman International Equity Fund Class A	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	31.79%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	24.97%
Neuberger Berman International Equity Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	31.19%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	18.31%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	13.29%
	RBC Capital Markets LLC 60 S. 6th St. Minneapolis, MN 55402-4413	9.02%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	5.90%
Neuberger Berman International Equity Fund Institutional Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	30.32%
	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	12.20%

Fund and Class	Name and Address	Percent Owned
	MAC & Co. PO Box 3198 Pittsburgh, PA 15230-3198	9.25%
	Northern Trust Co. Cust. Grand Rapids PO Box 92956 Chicago, IL 60675-2956	7.12%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	6.85%
	Northern Trust Co. Cust. Grand Rapids PO Box 92956 Chicago, IL 60675-2956	6.78%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6.14%
Neuberger Berman International Equity Fund Investor Class	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	22.90%
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	6.07%
Neuberger Berman International Equity Fund Trust Class	National Financial Services Corp. 200 Liberty St. – 1 World Fin. Ctr. New York, NY 10281	27.95%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6.70%

Fund and Class	Name and Address	Percent Owned
	T. Rowe Price Retirement Pln. Srv. Inc. FBO Swedish Match Plans 4515 Painters Mill Rd Owings Mills, MD 21117-4903	5.22%
Neuberger Berman International Equity Fund Class R6	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way # KW1C Covington, KY 41015-1987	99.73%
Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) Class A	State Street Bank and Trust Co Ttee One Gas Inc. Veba Master Trust for Coll. Bargaining Unit Fmr. Employees 1200 Crown Colony Dr. Quincy, MA 02169-0938	53.54%
	State Street Corp. FBO/Cust. ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	12.34%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	8.14%
Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) Class C	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	78.17%
	RBC Capital Markets LLC 60 S. 6th St. Minneapolis, MN 55402-4413	6.93%
Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) Institutional Class	UBATCO & Co. Aces Trust Fund 6811 S 27th St. Lincoln, NE 68512-4823	37.69%

Fund and Class	Name and Address	Percent Owned
	Massachusetts Laborers’ Annuity Fund 14 New England Executive Park Ste. 200 Burlington, MA 01803-5201	17.33%
	Massachusetts Laborers Cust. FBO Pension Fund 14 New England Executive Park Ste. 200 Burlington, MA 01803-5201	10.79%
	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	7.95%
	MAC & Co. PO Box 3198 Pittsburgh, PA 15230-3198	5.08%
Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) Trust Class	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	33.54%
	Lincoln Retirement Services Co FBO Harrison 403b PO Box 7876 Fort Wayne, IN 46801-7876	18.54%
	National Financial Services Corp. 200 Liberty St. – 1 World Fin. Ctr. New York, NY 10281	5.62%
	TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	5.57%
Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) Class R3	VOYA Retirement Insurance and Annuity Company Treasury Department One Orange Way Windsor, CT 06095-4773	43.18%

Fund and Class	Name and Address	Percent Owned
	State Street Corp. FBO/Cust. ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	42.26%
	NFS LLC FEBO Transamerica Life Ins. Company 1150 S. Olive St. Los Angeles, CA 90015-2211	5.63%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	5.52%
Neuberger Berman Intrinsic Value Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	18.59%
	LPL Financial PO Box 509046 San Diego, CA 92150-9046	10.57%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	10.11%
	RBC Capital Markets LLC 60 S. 6th St. Minneapolis, MN 55402-4413	5.40%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	5.02%
Neuberger Berman Intrinsic Value Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	34.43%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	27.75%

Fund and Class	Name and Address	Percent Owned
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	12.71%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	11.51%
Neuberger Berman Intrinsic Value Fund Institutional Class	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	25.62%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	16.83%
	SEI Private Trust Company 1 Freedom Valley Dr. Oaks, PA 19456-9989	8.59%
	LPL Financial PO Box 509046 San Diego, CA 92150-9046	7.76%
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	6.24%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.29%
Neuberger Berman Large Cap Disciplined Growth Fund Class A	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	59.02%
	Nationwide Trust Company FSB PO Box 182029 Columbus, OH 43218-2029	6.11%

Fund and Class	Name and Address	Percent Owned
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	5.30%
Neuberger Berman Large Cap Disciplined Growth Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	66.28%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	12.37%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	7.85%
Neuberger Berman Large Cap Disciplined Growth Fund Institutional Class	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	33.24%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	29.42%
	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	13.02%
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	10.86%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	6.26%
Neuberger Berman Large Cap Disciplined Growth Fund Investor Class	Stephen Osman & Harle Osman Stamford, CT 06902-2029	5.35%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Large Cap Disciplined Growth Fund Class R3	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	51.57%
	Fidelity Investments Institutional Operations (FIIOC) as Agent for RWK Tool Inc. PSP 401k Plan 100 Magellan Way (KWIC) Covington, KY 41015-1999	40.06%
	Mid Atlantic Trust Company FBO Woodhaven Country Club HOA Inc. 401(K) Profit Sharing Plan & Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	7.41%
Neuberger Berman Large Cap Value Fund Class A	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	51.64%
	Nationwide Trust Company FSB PO Box 182029 Columbus, OH 43218-2029	9.63%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	7.25%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	5.55%
Neuberger Berman Large Cap Value Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	37.76%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	36.75%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	17.87%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Large Cap Value Fund Institutional Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	72.32%
	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	21.73%
Neuberger Berman Large Cap Value Fund Advisor Class	State Street Corp. FBO/Cust. ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	63.26%
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	16.60%
Neuberger Berman Large Cap Value Fund Investor Class	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	8.77%
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	5.11%
Neuberger Berman Large Cap Value Fund Trust Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	52.62%
	MAC & Co. PO Box 3198 Pittsburgh, PA 15230-3198	14.08%
	Nationwide Life Insurance Company PO Box 182029 Columbus, OH 43218-2029	7.61%

Fund and Class	Name and Address	Percent Owned
	Nationwide Trust Company FSB PO Box 182029 Columbus OH 43218-2029	6.09%
Neuberger Berman Large Cap Value Fund Class R3	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	62.48%
	Neuberger Berman LLC 605 Third Ave., Fl. 3 New York, NY 10158-3698	37.51%
Neuberger Berman Mid Cap Growth Fund Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	29.79%
	New York Life Trust Company 169 Lackawanna Ave. Parsippany, NJ 07054-1007	17.97%
Neuberger Berman Mid Cap Growth Fund Class C	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	21.85%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	9.82%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	9.17%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	5.24%
Neuberger Berman Mid Cap Growth Fund Institutional Class	Edward D Jones & Co. 12555 Manchester Rd. Saint Louis, MO 63131-3729	45.49%
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	9.53%

Fund and Class	Name and Address	Percent Owned
	DCGT as Ttee and/or Cust. 711 High Street Des Moines, IA 50392-0001	9.14%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	6.56%
	Vanguard Fiduciary Trust Co. PO Box 2600 Valley Forge, PA 19482-2600	5.21%
Neuberger Berman Mid Cap Growth Fund Advisor Class	State Street Corp. FBO/Cust. ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	49.21%
	DCGT as Ttee and/or Cust. 711 High Street Des Moines, IA 50392-0001	8.42%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	7.25%
	MG Trust Company 717 17th Street Suite 1300 Denver, CO 80202-3304	5.56%
Neuberger Berman Mid Cap Growth Fund Investor Class	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	6.68%
Neuberger Berman Mid Cap Growth Fund Trust Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	71.50%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	8.72%

Fund and Class	Name and Address	Percent Owned
	New York Life Trust Company 169 Lackawanna Ave. Parsippany, NJ 07054-1007	7.33%
	DCGT as Ttee and/or Cust. 711 High Street Des Moines, IA 50392-0001	5.17%
Neuberger Berman Mid Cap Growth Fund Class R3	DCGT as Ttee and/or Cust. 711 High Street Des Moines, IA 50392-0001	37.25%
	VOYA Retirement Insurance and Annuity Company Treasury Department One Orange Way Windsor, CT 06095-4773	14.81%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	8.19%
	NFS LLC FEBO Reliance Trust Co. Ttee/Cust for TRS FBO Various Ret. Plans 1150 S. Olive St. Ste. 2700 Los Angeles, CA 90015-2211	8.17%
	Fidelity Investments Institutional Operations (FIIOC) as Agent for Blanks Printing & Imaging Inc. 100 Magellan Way (KWIC) Covington, KY 41015-1999	5.07%
Neuberger Berman Mid Cap Growth Fund Class R6	VOYA Retirement Insurance and Annuity Company Treasury Department One Orange Way Windsor, CT 06095-4773	76.55%
	VOYA Institutional Trust Company One Orange Way Windsor, CT 06095- 4773	7.63%

Fund and Class	Name and Address	Percent Owned
	New York Life Trust Company 169 Lackawanna Ave. Parsippany, NJ 07054-1007	7.34%
Neuberger Berman Mid Cap Intrinsic Value Fund Class A	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	46.93%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	11.15%
Neuberger Berman Mid Cap Intrinsic Value Fund Class C	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	74.56%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	7.20%
	NFS LLC FEBO Mark Neil Axinn Allen H Brill New York, NY 10022-6601	5.91%
Neuberger Berman Mid Cap Intrinsic Value Fund Institutional Class	Jewish Communal Fund Corporation (Not-for-Profit) 575 Madison Ave., Ste. 703 New York, NY 10022-8591	56.79%
	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	26.85%
Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class	BNYM IS Trust Co. 760 Moore Rd. King of Prussia, PA 19406-1212	7.29%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	6.73%

Fund and Class	Name and Address	Percent Owned
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	5.56%
Neuberger Berman Mid Cap Intrinsic Value Fund Trust Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	19.69%
	Nationwide Trust Company FSB PO Box 182029 Columbus, OH 43218-2029	16.42%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	5.60%
Neuberger Berman Mid Cap Intrinsic Value Fund Class R3	Wilmington Trust RISC as agent FBO The Whitewave Foods Co. PO Box 52129 Phoenix, AZ 85072-2129	83.28%
	Neuberger Berman LLC 605 Third Ave., Fl. 3 New York, NY 10158-3698	15.10%
Neuberger Berman Multi-Cap Opportunities Fund Class A	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	15.81%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	9.34%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	5.75%
Neuberger Berman Multi-Cap Opportunities Fund Class C	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	17.71%

Fund and Class	Name and Address	Percent Owned
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	15.59%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	13.97%
	RBC Capital Markets LLC 60 S. 6th St. Minneapolis, MN 55402-4413	10.22%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	6.39%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	5.27%
Neuberger Berman Real Estate Fund Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	11.02%
	Great-West Trust Company LLC TTEE Employee Benefits Clients 401K 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	9.40%
	NFS LLC FEBO Transamerica Life Ins. Company 1150 S. Olive St. Los Angeles, CA 90015-2211	9.39%
	State Street Corp. FBO/Cust. ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	6.77%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	5.23%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Real Estate Fund Class C	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	13.70%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	13.11%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	12.33%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	11.88%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	8.97%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	5.89%
Neuberger Berman Real Estate Fund Institutional Class	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	10.74%
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	9.08%
	JP Morgan Chase Bank Ttee/CUST FBO The Retirement Plans for which TIAA-CREF Acts as Record Keeper 4 New York Plaza New York, NY 10004-2413	8.54%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	7.52%

Fund and Class	Name and Address	Percent Owned
	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480-1533	7.40%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6.26%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	5.04%
Neuberger Berman Real Estate Fund Trust Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	38.04%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	29.80%
Neuberger Berman Real Estate Fund Class R3	VOYA Retirement Insurance and Annuity Company Treasury Department One Orange Way Windsor, CT 06095-4773	27.89%
	State Street Corp. FBO/Cust. ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	20.37%
	DCGT as Ttee and/or Cust. 711 High Street Des Moines, IA 50392-0001	13.54%
	Taynik and Co. c/o State Street Bank & Trust Co 1200 Crown Colony Dr. Quincy, MA 02169-0938	10.80%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	8.17%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Real Estate Fund Class R6	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480-1533	28.21%
	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way # KW1C Covington, KY 41015-1987	24.16%
	Saxon & Co. PO Box 7780-1888 Philadelphia, PA 19182-0001	10.45%
	Great-West Trust Company LLC TTEE Employee Benefits Clients 401K 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	9.70%
	VOYA Retirement Insurance and Annuity Company Treasury Department One Orange Way Windsor, CT 06095-4773	7.47%
Neuberger Berman Small Cap Growth Fund Class A	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	52.43%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	9.52%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.39%
Neuberger Berman Small Cap Growth Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	31.89%

Fund and Class	Name and Address	Percent Owned
	LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	22.86%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	12.99%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	8.67%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5.35%
Neuberger Berman Small Cap Growth Fund Institutional Class	Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480-1533	32.66%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	18.74%
	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	16.12%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	13.54%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.49%
Neuberger Berman Small Cap Growth Fund Advisor Class	American United Life Ins. Co. PO Box 368 Indianapolis, IN 46206-0368	20.56%

Fund and Class	Name and Address	Percent Owned
	American United Life Ins. Co. PO Box 368 Indianapolis, IN 46206-0368	18.16%
	DCGT as Ttee and/or Cust. 711 High Street Des Moines, IA 50392-0001	13.95%
	VOYA Institutional Trust Company One Orange Way Windsor, CT 06095-4773	8.71%
	Wells Fargo Bank 1525 West Wt. Harris Blvd. Charlotte, NC 28288-1076	7.02%
Neuberger Berman Small Cap Growth Fund Investor Class	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	24.76%
Neuberger Berman Small Cap Growth Fund Trust Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	23.09%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	14.89%
	Nationwide Trust Company FSB PO Box 182029 Columbus, OH 43218-2029	12.59%
	Matrix Trust Company Trustee Verity Credit Union 717 17th St., Ste. 1300 Denver, CO 80202-3304	6.29%
Neuberger Berman Small Cap Growth Fund Class R3	American United Life Ins. Co. PO Box 368 Indianapolis, IN 46206-0368	26.76%

Fund and Class	Name and Address	Percent Owned
	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	22.33%
	Ascensus Trust Company FBO P.O. Box 10758 Fargo, ND 58106-0758	10.90%
	American United Life Ins. Co. PO Box 368 Indianapolis, IN 46206-0368	7.36%
	Fidelity Investments Institutional Operations Co. Inc. (FIIOC) as Agent for Turnage & Co 401k Plan 100 Magellan Way (KWIC) Covington, KY 41015-1999	7.36%
	MG Trust Company Cust. FBO Quincy Comm. Schools 403(B) Plan 700 17th St. Suite 1300 Denver, CO 80202-3304	5.41%
Neuberger Berman Socially Responsive Fund Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	16.30%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	11.43%
	Reliance Trust Co. Custodian FBO Massmutual PO Box 48529 Atlanta, GA 30362-1529	10.20%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	6.91%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Socially Responsive Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	23.70%
	Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Dr. E. Fl. 2 Jacksonville, FL 32246-6484	16.41%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	13.89%
	UBS WM USA 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	8.09%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	7.33%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	5.85%
	LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	5.06%
Neuberger Berman Socially Responsive Fund Institutional Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	26.92%
	First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	8.74%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	6.47%

Fund and Class	Name and Address	Percent Owned
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	5.46%
	JP Morgan Chase Bank Ttee/Cust FBO The Retirement Plans for which TIAA-CREF Acts as Record Keeper 4 New York Plaza New York, NY 10004-2413	5.45%
Neuberger Berman Socially Responsive Fund Investor Class	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	21.14%
	Nationwide Life Insurance Company PO Box 182029 Columbus, OH 43218-2029	12.50%
	Nationwide Life Insurance Company PO Box 182029 Columbus, OH 43218-2029	11.17%
	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	8.12%
Neuberger Berman Socially Responsive Fund Trust Class	National Financial Services Corp. PO Box 3908 Church St. Station New York, NY 10008-3908	26.44%
	DCGT as Ttee and/or Cust. 711 High Street Des Moines, IA 50392-0001	11.12%
Neuberger Berman Socially Responsive Fund Class R6	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way # KW1C Covington, KY 41015-1987	67.14%
	The Northern Trust Co as Ttee FBO Advocate Health Care Employees Matched Savings Plan Trust PO Box 92994 Chicago, IL 60675-0001	15.26%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Socially Responsive Fund Class R3	Hartford Life Insurance Co. 1 Griffin Rd. N. Windsor, CT 06095-1512	30.12%
	VOYA Retirement Insurance and Annuity Company Treasury Department One Orange Way Windsor, CT 06095-4773	23.75%
	NFS LLC FEBO Reliance Trust Co. Ttee/Cust for TRS FBO Various Ret Plans 1150 S. Olive St., Ste. 2700 Los Angeles, CA 90015-2211	13.13%
	State Street Corp. FBO/Cust. ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	11.80%
	DCGT as Ttee and/or Cust. 711 High Street Des Moines, IA 50392-0001	6.66%
Neuberger Berman Value Fund Class A	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	31.10%
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	5.36%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	5.28%
Neuberger Berman Value Fund Class C	LPL Financial 4707 Executive Dr. San Diego, CA 92121-3091	44.35%

Fund and Class	Name and Address	Percent Owned
	Raymond James Omnibus 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	8.43%
	American Enterprise Inv. Svcs. 707 2nd Ave. S Minneapolis, MN 55402-2405	8.20%
	Neuberger Berman LLC 605 Third Ave., Fl. 3 New York, NY 10158-3698	7.65%
Neuberger Berman Value Fund Institutional Class	JP Morgan Clearing Corp. 3 Chase Metrotech Center 3rd Floor Mutual, Fund Department Brooklyn, NY 11245-0001	78.30%
	BNP Paribas NY Branch as Cust. 525 Washington Blvd., 9th Fl. Jersey City, NJ 07310-1606	8.36%
^ Information is provided as of April [_], 2015. As of the date of this SAI, Class A and Class C of Neuberger Berman Genesis Fund had not yet commenced operations.

REGISTRATION STATEMENT
This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.
Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.
FINANCIAL STATEMENTS
The following financial statements and related documents are incorporated herein by reference from the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2014:
The audited financial statements of Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund),

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund), Neuberger Berman Large Cap Value Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Value Fund, notes thereto, and the reports of [_____], independent registered public accounting firm, with respect to such audited financial statements.
The audited financial statements of Neuberger Berman Intrinsic Value Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Mid Cap Intrinsic Value Fund, Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund, notes thereto, and the reports of [_____], independent registered public accounting firm, with respect to such audited financial statements.

Appendix A
Long-Term and Short-Term Debt Securities Rating Descriptions
Standard & Poor’s (“S&P”) Long-Term Issue Credit Ratings*:
The following descriptions have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in  circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc.’s (“Moody’s”) Global Long-Term Rating Scale:

The following descriptions have been published by Moody's Investors Service, Inc.
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings’ (“Fitch”) Corporate Finance Obligations – Long-Term Rating Scales:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.
CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.
C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.
Defaulted obligations typically are not assigned ‘D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
DBRS’ Long Term Obligations:
The following descriptions have been published by Dominion Bond Rating Service.
AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.
S&P’s Short-Term Issue Credit Ratings:
The following descriptions have been published by Standard & Poor’s Financial Service LLC.
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transactions and accordingly use either short-term or long-term rating symbols, the second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Moody’s Global Short-Term Obligation Rating Scale:
The following descriptions have been published by Moody's Investors Service, Inc.
P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

 Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:
The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C - High short-term default risk. Default is a real possibility.
RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
DBRS Commercial Paper and Short-Term Debt Ratings:
The following descriptions have been published by Dominion Bond Rating Service.
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

Appendix B

Sales Charge Reductions and Waivers
Reducing your Class A sales charge.
As described in the Class A and Class C Prospectuses, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.
Letter of Intent.  By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.
The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.
The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.
The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.
When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.
Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase.

Aggregation.  Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Class A and Class C Prospectuses, if all parties are purchasing shares for their own accounts and/or:
•	individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;
•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
•	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);
•	endowments or foundations established and controlled by you or your immediate family; or
•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).
Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:
•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;
•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or
•	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.
Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Concurrent purchases.  As described in the Class A and Class C Prospectuses, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family.
Rights of accumulation.  Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.
You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.
You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at NAV).
If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.
CDSC waivers for Class A and Class C shares.
As noted in the Class A and Class C Prospectuses, a contingent deferred sales charge (“CDSC”) may be waived in the following cases:
•	redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund’s transfer agent is notified of the death of a joint tenant will be subject to a CDSC;
•	tax-free returns of excess contributions to IRAs;

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;
•	distributions from an IRA upon the shareholder’s attainment of age 59-1/2.
In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):
•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2.
•	Redemptions through a systematic withdrawal plan (SWP) established directly with a Fund. For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of income dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.
•	Purchases where the Distributor pays no commission or transaction fee to authorized dealers.
For purposes of this paragraph, “account” means:
•	in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and
•	in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.
CDSC waivers are allowed only in the cases listed here and in the Class A and Class C Prospectuses.

NEUBERGER BERMAN EQUITY FUNDS
POST-EFFECTIVE AMENDMENT NO. 181 ON FORM N-1A
PART C
OTHER INFORMATION
Item 28. Exhibits.
Exhibit Number	Description

(a)	(1)
Restated Certificate of Trust. Incorporated by Reference to Post-Effective Amendment No. 82 to Neuberger Berman Equity Funds’ (“Registrant’s”) Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582(Filed December 21, 1998).

	(2)
Trust Instrument, Amended and Restated. Incorporated by Reference to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 10, 2014).

	(3)	Amended Trust Instrument Schedule A – Listing the Current Series and Classes of Neuberger Berman Equity Funds. (Filed herewith).

(b)
By-Laws, Amended and Restated. Incorporated by Reference to Post-Effective Amendment No. 145 to Registrant's Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 15, 2009).

(c)	(1)	Trust Instrument, Amended and Restated, Articles IV, V and VI. Incorporated by Reference to Item (a)(2) above.

	(2)	By-Laws, Amended and Restated, Articles V, VI and VIII. Incorporated by Reference to Item (b) above.

	(3)
Plan of Share Class Conversion with Respect to Real Estate Fund. Incorporated by Reference to Post-Effective Amendment No. 113 to Registrant's Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 30, 2005).

(d)	(1)	(i)
Management Agreement Between Registrant and Neuberger Berman Management LLC (“NB Management”). Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

		(ii)
Amended Management Agreement Schedules listing the current series of Registrant subject to the Management Agreement and the compensation under the Management Agreement. Incorporated by Reference to Post-Effective Amendment No. 161 to Registrant's Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 12, 2012).

	(2)	(i)
Management Agreement Between Registrant and NB Management with respect to Greater China Equity Fund and Global Real Estate Fund. Incorporated by Reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed July 12, 2013).

		(ii)
Amended Management Agreement Schedules listing Greater China Equity Fund and Global Real Estate Fund subject to the Management Agreement and the compensation under the Management Agreement. Incorporated by Reference to Post-Effective Amendment No. 178 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 23, 2014).

	(3)	(i)
Sub-Advisory Agreement Between NB Management and Neuberger Berman LLC (“NB LLC”) with respect to Registrant. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

Exhibit Number	Description
(ii)
Amended Sub-Advisory Agreement Schedule listing the current series of Registrant subject to the Sub-Advisory Agreement. Incorporated by Reference to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 10, 2014).

(4)
Sub-Advisory Agreement Between NB Management and Neuberger Berman Asia Limited (“NB Asia”) with respect to Greater China Equity Fund. Incorporated by Reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed July 12, 2013).

(e)	(1)	(i)
Distribution Agreement Between Registrant and NB Management with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

(ii)
Amended Distribution Agreement Schedule with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 161 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 12, 2012).

	(2)	(i)
Distribution Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Genesis Fund, International Equity Fund, and Mid Cap Growth Fund. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

(ii)
Amended Distribution Agreement Schedule with Respect to Trust Class Shares of Genesis Fund, International Equity Fund, and Mid Cap Growth Fund. Incorporated by Reference to Post-Effective Amendment No. 161 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 12, 2012).

	(3)	(i)
Distribution and Services Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Focus Fund, Guardian Fund, International Select Fund, Large Cap Value Fund, Mid Cap Intrinsic Value Fund, Multi-Cap Opportunities Fund, Real Estate Fund, Small Cap Growth Fund, Socially Responsive Fund and Value Fund. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

(ii)
Amended Distribution and Services Agreement Schedule with Respect to Trust Class Shares of Focus Fund, Guardian Fund, International Select Fund, Large Cap Value Fund, Mid Cap Intrinsic Value Fund, Multi-Cap Opportunities Fund, Real Estate Fund, Small Cap Growth Fund, Socially Responsive Fund and Value Fund. Incorporated by Reference to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 15, 2012).

	(4)	(i)
Distribution and Services Agreement Between Registrant and NB Management with Respect to Advisor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

(ii)
Amended Distribution and Services Agreement Schedule with Respect to Advisor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 15, 2012).

(5)
Distribution Agreement Between Registrant and NB Management with Respect to Institutional Class Shares of Genesis Fund. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

Exhibit Number	Description
	(6)	(i)
Distribution Agreement Between Registrant and NB Management with Respect to Institutional Class Shares of All Cap Core Fund, Emerging Markets Equity Fund, Equity Income Fund, Focus Fund, Global Equity Fund, Global Real Estate Fund, Global Thematic Opportunities Fund, Greater China Equity Fund, Guardian Fund, International Equity Fund, International Select Fund, Intrinsic Value Fund, Large Cap Disciplined Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Intrinsic Value Fund, Multi-Cap Opportunities Fund, Real Estate Fund, Small Cap Growth Fund, Socially Responsive Fund and Value Fund. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

(ii)
Amended Distribution Agreement Schedule with Respect to Institutional Class Shares of All Cap Core Fund, Emerging Markets Equity Fund, Equity Income Fund, Focus Fund, Global Equity Fund, Global Real Estate Fund, Global Thematic Opportunities Fund, Greater China Equity Fund, Guardian Fund, International Equity Fund, International Select Fund, Intrinsic Value Fund, Large Cap Disciplined Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Intrinsic Value Fund, Multi-Cap Opportunities Fund, Real Estate Fund, Small Cap Growth Fund, Socially Responsive Fund and Value Fund. Incorporated by Reference to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 10, 2014).

	(7)	(i)
Distribution and Services Agreement Between Registrant and NB Management with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

		(ii)	Amended Distribution and Services Agreement Schedule with Respect to Class A Shares. (Filed herewith).

	(8)	(i)
Distribution and Services Agreement Between Registrant and NB Management with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

		(ii)	Amended Distribution and Services Agreement Schedule with Respect to Class C Shares. (Filed herewith).

	(9)	(i)
Distribution and Services Agreement Between Registrant and NB Management with Respect to Class R3 Shares. Incorporated by Reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed June 12, 2009).

(ii)
Amended Distribution and Services Agreement Schedule with Respect to Class R3 Shares. Incorporated by Reference to Post-Effective Amendment No. 161 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 12, 2012).

	(10)	(i)
Distribution Agreement Between Registrant and NB Management with Respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 165 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed March 14, 2013).

		(ii)	Amended Distribution and Services Agreement Schedule with Respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 176 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 14, 2014).

(f)	Bonus or Profit Sharing Contracts. None.

(g)	(1)
Custodian Contract Between Registrant and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 15, 1995).

(2)
Schedule of Compensation under the Custodian Contract. Incorporated by Reference to Post-Effective Amendment No. 76 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 5, 1996).

Exhibit Number	Description
(3)
Amendment to Custodian Contract Between Registrant and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 15, 2012).

(h)	(1)
Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 116 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed June 2, 2006).

	(2)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 161 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 12, 2012).

	(3)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Advisor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Advisor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 15, 2012).

	(4)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Focus Fund, Genesis Fund, Guardian Fund, International Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Intrinsic Value Fund, Real Estate Fund, Small Cap Growth Fund and Socially Responsive Fund. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Trust Class Shares of Focus Fund, Genesis Fund, Guardian Fund, International Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Intrinsic Value Fund, Real Estate Fund, Small Cap Growth Fund and Socially Responsive Fund. Incorporated by Reference to Post-Effective Amendment No. 161 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 12, 2012).

	(5)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Trust Class Shares of International Select Fund, Multi-Cap Opportunities Fund and Value Fund. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Trust Class Shares of International Select Fund, Multi-Cap Opportunities Fund and Value Fund. Incorporated by Reference to Post-Effective Amendment No. 161 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 12, 2012).

(6)
Administration Agreement Between Registrant and NB Management and Schedules A and B thereto with Respect to Institutional Class Shares of Genesis Fund. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

Exhibit Number	Description
	(7)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Institutional Class Shares of All Cap Core Fund, Emerging Markets Equity Fund, Equity Income Fund, Focus Fund, Global Equity Fund, Global Real Estate Fund, Global Thematic Opportunities Fund, Greater China Equity Fund, Guardian Fund, International Equity Fund, International Select Fund, Intrinsic Value Fund, Large Cap Disciplined Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Intrinsic Value Fund, Multi-Cap Opportunities Fund, Real Estate Fund, Small Cap Growth Fund, Socially Responsive Fund and Value Fund. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Institutional Class Shares of All Cap Core Fund, Emerging Markets Equity Fund, Equity Income Fund, Focus Fund, Global Equity Fund, Global Real Estate Fund, Global Thematic Opportunities Fund, Greater China Equity Fund, Guardian Fund, International Equity Fund, International Select Fund, Intrinsic Value Fund, Large Cap Disciplined Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Intrinsic Value Fund, Multi-Cap Opportunities Fund, Real Estate Fund, Small Cap Growth Fund, Socially Responsive Fund and Value Fund. Incorporated by Reference to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 10, 2014).

	(8)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

		(ii)	Amended Administration Agreement Schedules A and B with Respect to Class A Shares. (Filed herewith).

	(9)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed May 15, 2009).

		(ii)	Amended Administration Agreement Schedules A and B with Respect to Class C Shares. (Filed herewith).

	(10)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Class R3 Shares. Incorporated by Reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed June 12, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Class R3 Shares. Incorporated by Reference to Post-Effective Amendment No. 161 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 12, 2012).

	(11)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 165 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed March 14, 2013).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 176 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 14, 2014).

	(12)	(i)
Expense Limitation Agreement Between Registrant and NB Management with Respect to the Funds and Classes listed in Schedule A to the Expense Limitation Agreement. Incorporated by Reference to Post-Effective Amendment No. 177 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 10, 2014).

(ii)
Expense Limitation Agreement Between Registrant and NB Management with Respect to Global Real Estate Fund. Incorporated by Reference to Post-Effective Amendment No. 178 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 23, 2014).

Exhibit Number	Description
(iii)
The form of Expense Limitation Agreement with respect to Class A and Class C Shares of Genesis Fund is substantially identical to the Expense Limitation Agreement between the Registrant and NB Management in Exhibit (h)(12)(i), except that the expense limits are as set forth in the fund’s Statement of Additional Information. Incorporated by Reference to Post-Effective Amendment No. 177 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 10, 2014).

(i)	Opinion and Consent of K&L Gates LLP with Respect to Securities Matters of Registrant. (To be filed by subsequent amendment).

(j)	Consent of Independent Registered Public Accounting Firm. None.

(k)	Financial Statements Omitted from Prospectuses. None.

(l)	Letter of Investment Intent. None.

(m)	(1)	(i)
Plan Pursuant to Rule 12b-1 with Respect to Trust Class Shares. Incorporated by Reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 14, 2000).

(ii)
Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Trust Class Shares. Incorporated by Reference to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 15, 2012).

	(2)	(i)
Plan Pursuant to Rule 12b-1 with Respect to Advisor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 14, 2000).

(ii)
Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Advisor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed October 15, 2012).

	(3)	(i)
Plan Pursuant to Rule 12b-1 with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 17, 2007).

		(ii)	Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class A Shares. (Filed herewith).

	(4)	(i)
Plan Pursuant to Rule 12b-1 with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 17, 2007).

		(ii)	Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class C Shares. (Filed herewith).

	(5)	(i)
Plan Pursuant to Rule 12b-1 with Respect to Class R3 Shares. Incorporated by Reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed June 12, 2009).

(ii)
Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class R3 Shares. Incorporated by Reference to Post-Effective Amendment No. 161 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 12, 2012).

(n)	Plan Pursuant to Rule 18f-3. Incorporated by Reference to Post-Effective Amendment No. 165 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed March 14, 2013).

(o)
Power of Attorney for Registrant. Incorporated by Reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed July 12, 2013).

(p)	(1)
Code of Ethics for Registrant, NB Management, NB LLC and Principal Underwriters. Incorporated by Reference to Post-Effective Amendment No. 158 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed December 15, 2011).

Exhibit Number	Description
	(2)	Code of Ethics for NB Asia. Incorporated by Reference to Post-Effective Amendment No. 169 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-11357 and 811-582 (Filed July 12, 2013).

Item 29.	Persons Controlled By or Under Common Control with Registrant.
No person is controlled by or under common control with the Registrant.
Item 30.	Indemnification.
A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding (“Action”) in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.
Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.
Section 9 of the Management Agreement between NB Management and the Registrant provides that neither NB Management nor any director, officer or employee of NB Management performing services for the series of the Registrant at the direction or request of NB Management in connection with NB Management’s discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NB Management against any liability to the Registrant or any series thereof or their interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Management’s reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with Registrant.
Section 1 of the Sub-Advisory Agreement between NB Management and NB LLC with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, NB LLC will not be subject to any liability for any act or omission or any loss suffered by any series of the Registrant or their interest holders in connection with the matters to which the Agreement relates.

Section 6 of the Sub-Advisory Agreement between NB Management and NB Asia and the Registrant provides that neither NB Asia nor any director, officer or employee of NB Asia performing services for any series of the Registrant at the direction or request of NB Asia in connection with NB Asia’s discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NB Asia against any liability to the Registrant or any series thereof or its interest holders to which NB Asia would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Asia’s reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NB Asia who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant.
Section 9.1 of the Administration Agreements between the Registrant and NB Management on behalf of each of the classes of shares of each of the Registrant’s series provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Section 12 of each Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by NB Management that result from: (i) any claim, action, suit or proceeding in connection with NB Management’s entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant. Section 13 of each Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by the Registrant that result from: (i) NB Management’s failure to comply with the terms of the Agreement; or (ii) NB Management’s lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.
Section 11 of the Distribution Agreements with respect to Investor Class, Trust Class, Institutional Class and Class R6 Shares and Section 14 of the Distribution and Services Agreements with respect to Trust Class, Advisor Class, Class A, Class C and Class R3 Shares, between the Registrant and NB Management (on behalf of the respective class of the Registrant) provides that NB Management shall look only to the assets of a Series for the Registrant’s performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser and Sub‑Adviser.
There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of NB LLC is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.
NAME	BUSINESS AND OTHER CONNECTIONS

Andrew B. Allard General Counsel and Senior Vice President, NB Management
Senior Vice President, NB LLC; Deputy General Counsel, NB LLC; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Income Funds; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Equity Funds; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Advisers Management Trust; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Alternative Funds; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman MLP Income Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman High Yield Strategies Fund Inc.

Joseph V. Amato Chief Investment Officer (Equities) and Managing Director, NB Management
Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.); Chief Executive Officer and President, NB LLC; Managing Director, Neuberger Berman Fixed Income LLC (“NBFI”); Board member, NBFI; Trustee, Neuberger Berman Income Funds; Trustee, Neuberger Berman Equity Funds; Trustee, Neuberger Berman Advisers Management Trust; Trustee, Neuberger Berman Alternative Funds; Director, Neuberger Berman Intermediate Municipal Fund Inc.; Director, Neuberger Berman MLP Income Fund Inc.; Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; Director, Neuberger Berman California Intermediate Municipal Fund Inc.; Director, Neuberger Berman Real Estate Securities Income Fund Inc.; Director, Neuberger Berman High Yield Strategies Fund Inc.; formerly, Global Head of Asset Management in the Investment Management Division, Lehman Brothers Holdings Inc., 2006-2009; formerly, Member of the Investment Management Division’s Executive Management Committee, Lehman Brothers Holdings Inc., 2006-2009.

Thanos Bardas Managing Director, NB Management	Managing Director, NBFI; Managing Director, NB LLC; Portfolio Manager.

John J. Barker Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Ann H. Benjamin Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

Michael L. Bowyer Managing Director, NB Management	Managing Director, NB LLC; Associate Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Claudia A. Brandon Senior Vice President and Assistant Secretary, NB Management
Senior Vice President, NB LLC; Executive Vice President and Secretary, Neuberger Berman Advisers Management Trust; Executive Vice President and Secretary, Neuberger Berman Alternative Funds; Executive Vice President and Secretary, Neuberger Berman Equity Funds; Executive Vice President and Secretary, Neuberger Berman Income Funds; Executive Vice President and Secretary, Neuberger Berman Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman MLP Income Fund Inc.; Executive Vice President and Secretary, Neuberger Berman New York Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman California Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman Real Estate Securities Income Fund Inc.; Executive Vice President and Secretary, Neuberger Berman High Yield Strategies Fund Inc.

David M. Brown Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

David H. Burshtan Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Stephen Casey Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

Brad E. Cetron Chief Compliance Officer, Managing Director and Director of Compliance (Broker Dealer), NB Management	Chief Compliance Officer and Managing Director, NB LLC.

Robert Conti President and Chief Executive Officer, NB Management
Managing Director, NB LLC; Managing Director, NBFI; President, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; President, Chief Executive Officer and Trustee, Neuberger Berman Alternative Funds; President, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman MLP Income Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman High Yield Strategies Fund Inc.

William R. Covode Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

Timothy Creedon Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Robert W. D’Alelio Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Alexandre Da Silva Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NBFI; Portfolio Manager.

James Dempsey Chief Financial Officer, Treasurer and Senior Vice President, NB Management	Chief Financial Officer, Treasurer and Senior Vice President, NB LLC; Treasurer and Senior Vice President, NBFI

Rob Drijkoningen Managing Director, NB Management	Managing Director, NBFI; Managing Director, Neuberger Berman Europe Limited (“NBEL”); Portfolio Manager.

Ingrid Dyott Managing Director, NB Management	Managing Director, NB LLC; Associate Portfolio Manager; Portfolio Manager.

Michael Foster Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NBFI; Portfolio Manager.

James Gartland Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Daniel Geber Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Maxine L. Gerson Secretary and Managing Director, NB Management	Managing Director and Secretary, NB LLC; Managing Director and Secretary, Neuberger Berman Holdings LLC.

Anthony Gleason Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Jennifer Gorgoll Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Richard Grau Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NBFI; Portfolio Manager.

Michael C. Greene Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Ian Haas Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NB Alternative Investment Management LLC (“NBAIM”); Portfolio Manager

William Hunter Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.

Fred Ingham Managing Director, NB Management	Managing Director, NBAIM; Portfolio Manager.

James L. Iselin Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Ajay Jain Managing Director, NB Management	Portfolio Manager.

Andrew A. Johnson Managing Director, NB Management	Managing Director, NB LLC; Managing Director and Board Member, NBFI; Portfolio Manager.

Brian Jones Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.

Gerald Kaminsky Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Michael Kaminsky Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Charles Kantor Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

Vera Kartseva Vice President, NB Management	Vice President, NBFI; Vice President, NBEL; Portfolio Manager.

Hakan Kaya Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NBFI; Portfolio Manager.

Brian Kerrane Chief Administrative Officer and Vice President, NB Management
Managing Director, NB LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Alternative Funds; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman MLP Income Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund Inc.

Eric Knutzen Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Multi-Asset Class Chief Investment Officer, Neuberger Berman Group LLC; Portfolio Manager.

David Kupperman Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBAIM; Portfolio Manager.

Sajjad S. Ladiwala Managing Director, NB Management	Managing Director, NB LLC; Associate Portfolio Manager.

Wai Lee Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

David M. Levine Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.

Richard S. Levine Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Raoul Luttik Managing Director, NB Management	Managing Director, NBFI; Managing Director, NBEL; Portfolio Manager.

Joseph Lynch Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

Jeff Majit Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBAIM; Portfolio Manager.

Thomas J. Marthaler Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

James F. McAree Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.

S. Blake Miller Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

Arthur Moretti Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Richard S. Nackenson Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Benjamin H. Nahum Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Thomas P. O’Reilly Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

Alexandra Pomeroy Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Nish Popat Managing Director, NB Management	Managing Director, NBFI; Managing Director, NBEL; Portfolio Manager.

Douglas A. Rachlin Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Brett S. Reiner Managing Director, NB Management	Managing Director, NB LLC; Associate Portfolio Manager.

Daniel D. Rosenblatt Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Conrad A. Saldanha Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Eli M. Salzmann Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Mindy Schwartzapfel Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Benjamin E. Segal Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Saurin Shah Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Steve S. Shigekawa Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Neil S. Siegel Managing Director, NB Management
Managing Director, NB LLC; Managing Director, NBFI; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Alternative Funds; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman MLP Income Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund Inc.

Yves C. Siegel Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Amit Solomon Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.

Thomas A. Sontag Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBFI; Portfolio Manager.

Mamundi Subhas Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.

Mark D. Sullivan Senior Vice President, NB Management	Senior Vice President, NB LLC; Portfolio Manager.

Lihui Tang Managing Director, NB Management	Managing Director, NB Asia; Portfolio Manager.

Bradley C. Tank Chief Investment Officer (Fixed Income) and Managing Director, NB Management	Managing Director, NB LLC; Chief Executive Officer, Chairman and Managing Director, NBFI; Portfolio Manager.

Kenneth J. Turek Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Gorky Urquieta Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Judith M. Vale Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Bart Van der Made Managing Director, NB Management	Managing Director, NBFI; Managing Director, NBEL; Portfolio Manager.

Eric Weinstein Managing Director, NB Management	Managing Director, NB LLC; Managing Director, NBAIM; Portfolio Manager.

Richard Werman Managing Director, NB Management	Managing Director, NB LLC; Portfolio Manager.

Chamaine Williams Chief Compliance Officer, Senior Vice President and Director of Compliance (Investment Adviser), NB Management
Chief Compliance Officer, Neuberger Berman Income Funds; Chief Compliance Officer, Neuberger Berman Equity Funds; Chief Compliance Officer, Neuberger Berman Advisers Management Trust; Chief Compliance Officer, Neuberger Berman Alternative Funds; Chief Compliance Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman MLP Income Fund Inc.; Chief Compliance Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Chief Compliance Officer, Neuberger Berman High Yield Strategies Fund Inc.

Yulin (Frank) Yao Managing Director, NB Management	Managing Director, NB Asia; Portfolio Manager.

Ping Zhou Senior Vice President, NB Management	Senior Vice President, NB LLC; Senior Vice President, NBFI; Portfolio Manager.

The principal address of NB Management, NB LLC and each of the investment companies named above is 605 Third Avenue, New York, New York 10158.

Information as to the directors and officers of NB LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NB LLC in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-3908) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of NB Asia, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NB Asia in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-71669) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Item 32. Principal Underwriters.
(a) NB Management, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:
Neuberger Berman Advisers Management Trust
Neuberger Berman Alternative Funds
Neuberger Berman Income Funds

(b) Set forth below is information concerning the directors and officers of the Registrant’s principal underwriter. The principal business address of each of the persons listed is 605 Third Avenue, New York, New York 10158-0180, which is also the address of the Registrant’s principal underwriter.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Andrew B. Allard	General Counsel and Senior Vice President	Anti-Money Laundering Compliance Officer and Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes – Oxley Act of 2002)
Joseph V. Amato	Chief Investment Officer (Equities) and Managing Director	Trustee
Thanos Bardas	Managing Director	None
John J. Barker	Managing Director	None
Ann H. Benjamin	Managing Director	None
Michael L. Bowyer	Managing Director	None
Claudia A. Brandon	Senior Vice President and Assistant Secretary	Executive Vice President and Secretary
David M. Brown	Managing Director	None
David H. Burshtan	Managing Director	None
Stephen Casey	Managing Director	None
Brad E. Cetron	Chief Compliance Officer, Managing Director and Director of Compliance (Broker Dealer)	None
Robert Conti	President and Chief Executive Officer	President, Chief Executive Officer and Trustee
William R. Covode	Managing Director	None
Timothy Creedon	Managing Director	None
Robert W. D’Alelio	Managing Director	None
Alexandre Da Silva	Senior Vice President	None
James Dempsey	Chief Financial Officer, Treasurer and Senior Vice President	None
Rob Drijkoningen	Managing Director	None
Ingrid Dyott	Managing Director	None
Michael Foster	Senior Vice President	None
James Gartland	Managing Director	None
Daniel Geber	Managing Director	None
Maxine L. Gerson	Secretary and Managing Director	None
Anthony Gleason	Managing Director	None
Jennifer Gorgoll	Managing Director	None
Richard Grau	Senior Vice President	None
Michael C. Greene	Managing Director	None
Ian Haas	Senior Vice President	None
William Hunter	Senior Vice President	None
Fred Ingham	Managing Director	None
James L. Iselin	Managing Director	None
Ajay Jain	Managing Director	None
Andrew A. Johnson	Managing Director	None
Brian Jones	Senior Vice President	None
Gerald Kaminsky	Managing Director	None
Michael Kaminsky	Managing Director	None
Charles Kantor	Managing Director	None
Vera Kartseva	Vice President	None

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Hakan Kaya	Senior Vice President	None
Brian Kerrane	Chief Administrative Officer and Vice President	Vice President
Eric Knutzen	Managing Director	None
David Kupperman	Managing Director	None
Sajjad S. Ladiwala	Managing Director	None
Wai Lee	Managing Director	None
David M. Levine	Senior Vice President	None
Richard S. Levine	Managing Director	None
Raoul Luttik	Managing Director	None
Joseph Lynch	Managing Director	None
Jeff Majit	Managing Director	None
Thomas J. Marthaler	Managing Director	None
James F. McAree	Senior Vice President	None
S. Blake Miller	Managing Director	None
Arthur Moretti	Managing Director	None
Richard S. Nackenson	Managing Director	None
Benjamin H. Nahum	Managing Director	None
Thomas P. O’Reilly	Managing Director	None
Alexandra Pomeroy	Managing Director	None
Nish Popat	Managing Director	None
Douglas A. Rachlin	Managing Director	None
Brett S. Reiner	Managing Director	None
Daniel D. Rosenblatt	Managing Director	None
Conrad A. Saldanha	Managing Director	None
Eli M. Salzmann	Managing Director	None
Mindy Schwartzapfel	Senior Vice President	None
Benjamin E. Segal	Managing Director	None
Saurin Shah	Managing Director	None
Steve S. Shigekawa	Managing Director	None
Neil S. Siegel	Managing Director	Vice President
Yves C. Siegel	Managing Director	None
Amit Solomon	Senior Vice President	None
Thomas A. Sontag	Managing Director	None
Mamundi Subhas	Senior Vice President	None
Mark D. Sullivan	Senior Vice President	None
Lihui Tang	Managing Director	None
Bradley C. Tank	Chief Investment Officer (Fixed Income) and Managing Director	None
Kenneth J. Turek	Managing Director	None
Gorky Urquieta	Managing Director	None
Judith M. Vale	Managing Director	None
Bart Van der Made	Managing Director	None
Eric Weinstein	Managing Director	None
Richard Werman	Managing Director	None

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Chamaine Williams	Chief Compliance Officer, Senior Vice President and Director of Compliance (Investment Adviser)	Chief Compliance Officer
Yulin (Frank) Yao	Managing Director	None
Ping Zhou	Senior Vice President	None

(c) No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.
Item 33. Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, except for the Registrant’s Trust Instrument and By-Laws, minutes of meetings of the Registrant’s Trustees and shareholders and the Registrant’s policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.
Item 34. Management Services.
Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.
Item 35. Undertakings.
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 181 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 9th day of March, 2015.

NEUBERGER BERMAN EQUITY FUNDS

By:	/s/ Robert Conti
Name:	Robert Conti
Title:	President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 181 has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Robert Conti	President, Chief Executive Officer and Trustee	March 9, 2015
Robert Conti
/s/ John M. McGovern	Treasurer and Principal Financial and Accounting Officer	March 9, 2015
John M. McGovern
/s/ Joseph V. Amato	Trustee	March 9, 2015
Joseph V. Amato*
/s/ Faith Colish	Trustee	March 9, 2015
Faith Colish*
/s/ Martha C. Goss	Trustee	March 9, 2015
Martha C. Goss*
/s/ Michael M. Knetter	Trustee	March 9, 2015
Michael M. Knetter*
/s/ Howard A. Mileaf	Trustee	March 9, 2015
Howard A. Mileaf*
/s/ George W. Morriss	Trustee	March 9, 2015
George W. Morriss*

/s/ Tom D. Seip	Chairman of the Board and Trustee	March 9, 2015
Tom D. Seip*

/s/ Candace L. Straight	Trustee	March 9, 2015
Candace L. Straight*

/s/ Peter P. Trapp	Trustee	March 9, 2015
Peter P. Trapp*
*Signatures affixed by Lynn A. Schweinfurth on March 9, 2015, pursuant to a power of attorney filed with Post-Effective Amendment No. 169 to Registrant’s Registration Statement on Form N-1A, File Nos. 002-11357 and 811-00582, on July 12, 2013.

NEUBERGER BERMAN EQUITY FUNDS
EXHIBIT INDEX

Exhibit Number	Description
(a)(3)	Amended Trust Instrument Schedule A – Listing the Current Series and Classes of Neuberger Berman Equity Funds.
(e)(7)(ii)	Amended Distribution and Services Agreement Schedule with Respect to Class A Shares.
(e)(8)(ii)	Amended Distribution and Services Agreement Schedule with Respect to Class C Shares.
(h)(8)(ii)	Amended Administration Agreement Schedules A and B with Respect to Class A Shares
(h)(9)(ii)	Amended Administration Agreement Schedules A and B with Respect to Class C Shares.
(m)(3)(ii)	Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class A Shares.
(m)(4)(ii)	Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class C Shares.